================================================================================

                              AMENDED AND RESTATED
                        MASTER CREDIT FACILITY AGREEMENT

                                  by and among

            THE GENERAL PARTNERSHIPS SET FORTH ON EXHIBIT A-1 TO THIS AGREEMENT,

                            THE TOWN AND COUNTRY TRUST,

                      THE TC OPERATING LIMITED PARTNERSHIP,

                    THE TOWN AND COUNTRY HOLDING CORPORATION,

                              THE TC PROPERTY COMPANY,

                                       and

                     THE TOWN AND COUNTRY ORIOLE CORPORATION

                             collectively, as TC Parties,

                                       and

                       PRUDENTIAL MULTIFAMILY MORTGAGE, INC.,

                                    as Lender

                                   Dated as of
                                 April 25, 2002

================================================================================

                                                  TABLE OF CONTENTS
                                                                                                               Page

ARTICLE I         DEFINITIONS.....................................................................................2
ARTICLE II        THE CREDIT FACILITY............................................................................28
         SECTION 2.01.   The Credit Facility.....................................................................28
                         -------------------
         SECTION 2.02.   Limitations on Commitment to Make Advances..............................................29
                         ------------------------------------------
         SECTION 2.03.   Determination and Confirmation of Interest Rate and Other Terms of Each Advance.........31
                         -------------------------------------------------------------------------------
         SECTION 2.04.   Special Amortization Requirements if Aggregate Debt Service Coverage Ratio for
                         ------------------------------------------------------------------------------
                         Advances Outstanding for the Trailing 12 Month Period Is Less than 125%.................32
                         -----------------------------------------------------------------------
         SECTION 2.05.   Defeasance..............................................................................33
                         ----------
         SECTION 2.06    Cross-Default and Cross-Remedy..........................................................41
                         ------------------------------
ARTICLE III       INITIAL ADVANCES...............................................................................41
         SECTION 3.01.   Request.................................................................................41
                         -------
         SECTION 3.02.   Conditions Precedent to Expansion Advance...............................................41
                         -----------------------------------------
ARTICLE IV        FUTURE ADVANCES................................................................................42
         SECTION 4.01.   Procedure for Obtaining Future Advances.................................................42
                         ---------------------------------------
         SECTION 4.02.   Conditions Precedent to Future Advances.................................................42
                         ---------------------------------------
ARTICLE V         CONVERSION OF REVOLVING FACILITY CREDIT COMMITMENT TO BASE FACILITY CREDIT COMMITMENT..........43
         SECTION 5.01.   Right to Convert........................................................................43
                         ----------------
         SECTION 5.02.   Procedure for Obtaining Conversion......................................................44
                         ----------------------------------
         SECTION 5.03.   Limitations on Right to Convert.........................................................44
                         -------------------------------
         SECTION 5.04.   Conditions Precedent to Conversion......................................................45
                         ----------------------------------
ARTICLE VI        ADDITIONS OF COLLATERAL........................................................................46
         SECTION 6.01.   Right to Add Collateral.................................................................46
                         -----------------------
         SECTION 6.02.   Procedure for Adding Collateral.........................................................46
                         -------------------------------
         SECTION 6.03.   Conditions Precedent to Addition of an Additional Mortgaged Property to
                         -----------------------------------------------------------------------
                         the Collateral Pool.....................................................................48
                         -------------------
         SECTION 6.04.   Certain Unimproved Land.................................................................49
                         -----------------------
ARTICLE VII       RELEASES OF COLLATERAL.........................................................................49
         SECTION 7.01.   Right to Obtain Releases of Collateral..................................................49
                         --------------------------------------
         SECTION 7.02.   Procedure for Obtaining Releases of Collateral..........................................49
                         ----------------------------------------------
         SECTION 7.03.   Conditions Precedent to Release of Collateral Release Property from the
                         -----------------------------------------------------------------------
              Collateral Pool....................................................................................53
              ---------------
         SECTION 7.04.   Certain Unimproved Land.................................................................55
                         -----------------------
ARTICLE VIII       EXPANSION OF CREDIT FACILITY..................................................................55
         SECTION 8.01.   Right to Increase Maximum Credit Commitment.............................................55
                         -------------------------------------------
         SECTION 8.02.   Procedure for Obtaining Increases in Maximum Credit Commitment..........................56
                         --------------------------------------------------------------
         SECTION 8.03.   Limitations on Right to Increase Maximum Credit Commitment..............................56
                         ----------------------------------------------------------
         SECTION 8.04.   Conditions Precedent to Increase in Maximum Credit Commitment...........................56
                         -------------------------------------------------------------

         SECTION 8.05.   Interest Rate of Advances After Increase in Maximum Credit Commitment...................57
                         ---------------------------------------------------------------------
         SECTION 8.06.   Maximum Amount of Increase..............................................................58
                         --------------------------
ARTICLE IX         COMPLETE OR PARTIAL TERMINATION OF REVOLVING FACILITY.........................................58
         SECTION 9.01.   Right to Complete or Partial Termination of Revolving Facility..........................58
                         --------------------------------------------------------------
         SECTION 9.02.   Procedure for Complete or Partial Termination of Revolving Facility.....................58
                         -------------------------------------------------------------------
         SECTION 9.03.   Conditions Precedent to Complete or Partial Termination of Revolving Facility...........59
                         -----------------------------------------------------------------------------
ARTICLE X         TERMINATION OF CREDIT FACILITY.................................................................60
         SECTION 10.01.   Right to Terminate Credit Facility.....................................................60
                          ----------------------------------
         SECTION 10.02.   Procedure for Terminating Credit Facility..............................................60
                          -----------------------------------------
         SECTION 10.03.   Conditions Precedent to Termination of Credit Facility.................................60
                          ------------------------------------------------------
ARTICLE XI        GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS...................................................61
         SECTION 11.01 General Conditions........................................................................61
                       ------------------
ARTICLE XII       REPRESENTATIONS AND WARRANTIES.................................................................63
         SECTION 12.01.   Representations and Warranties of the Owners...........................................63
                          --------------------------------------------
         SECTION 12.02.   Representations and Warranties of the REIT.............................................65
                          ------------------------------------------
         SECTION 12.03.   Representations and Warranties of the REIT Sub, the Property Company, the
                          -------------------------------------------------------------------------
                  Operating Partnership and TC-Oriole............................................................67
                  -----------------------------------
         SECTION 12.04.    Representations and Warranties of the Lender..........................................70
                           --------------------------------------------
ARTICLE XIII      COVENANTS......................................................................................70
         SECTION 13.01.   Affirmative Covenants of the Owners....................................................70
                          -----------------------------------
         SECTION 13.02.   Negative Covenants of the Owners.......................................................75
                          --------------------------------
         SECTION 13.03.   Affirmative Covenants of the REIT......................................................76
                          ---------------------------------
         SECTION 13.04.   Negative Covenants of the REIT.........................................................80
                          ------------------------------
         SECTION 13.05.   Affirmative Covenants of the TC Parties (other than the Owners and the REIT)...........81
                          ----------------------------------------------------------------------------
         SECTION 13.06.   Negative Covenants of the TC Parties (other than the Owners and the REIT)..............83
                          -------------------------------------------------------------------------
         SECTION 13.07.   Affirmative Covenants of the Borrowers.................................................86
                          --------------------------------------
         SECTION 13.08.   Covenants of the Lender................................................................88
                          -----------------------
         SECTION 13.09.   Covenant of the TC Parties Regarding Transfers.........................................89
                          ----------------------------------------------
ARTICLE XIV       FEES...........................................................................................92
         SECTION 14.01.   Fee Definitions........................................................................92
                          ---------------
         SECTION 14.02.   Standby Fee............................................................................93
                          -----------
         SECTION 14.03.   Origination Fees.......................................................................93
                          ----------------
         SECTION 14.04.   Due Diligence Fees.....................................................................93
                          ------------------
         SECTION 14.05.   Intentionally Omitted..................................................................93
                          ---------------------
         SECTION 14.06.   Legal Fees and Expenses................................................................93
                          -----------------------
         SECTION 14.07.   MBS-Related Costs......................................................................94
                          -----------------
         SECTION 14.08.   Other Fees.............................................................................94
                          ----------
ARTICLE XV        INTENTIONALLY OMITTED..........................................................................95
ARTICLE XVI       EVENTS OF DEFAULT..............................................................................95
         SECTION 16.01.   Events of Default......................................................................95
                          -----------------

ARTICLE XVII      REMEDIES.......................................................................................97
         SECTION 17.01.   Remedies; Waivers......................................................................98
                          -----------------
         SECTION 17.02.   No Remedy Exclusive....................................................................98
                          -------------------
         SECTION 17.03.   No Waiver..............................................................................98
                          ---------
         SECTION 17.04.   No Notice..............................................................................99
                          ---------
         SECTION 17.05.   Application of Payments................................................................99
                          -----------------------
ARTICLE XVIII     RIGHTS OF FANNIE MAE...........................................................................99
         SECTION 18.01.   Special Pool Purchase Contract.........................................................99
                          ------------------------------
         SECTION 18.02.   Assignment of Rights...................................................................99
                          --------------------
         SECTION 18.03.   Release of Collateral.................................................................100
                          ---------------------
         SECTION 18.04.   Replacement of Lender.................................................................100
                          ---------------------
         SECTION 18.05.   Fannie Mae and Lender Fees and Expenses...............................................100
                          ---------------------------------------
         SECTION 18.06.   Third-Party Beneficiary...............................................................100
                          -----------------------
ARTICLE XIX.....................................................................................................100
INSURANCE AND REAL ESTATE TAXES.................................................................................100
         SECTION 19.01.  Insurance Escrow Fund..................................................................100
                         ---------------------
         SECTION 19.02.  Taxes..................................................................................101
                         -----
         SECTION 19.03   Funds for Taxes, Insurance and Other Charges...........................................105
                         --------------------------------------------
ARTICLE XX......................................................................................................106
INTEREST RATE CAPS..............................................................................................106
         SECTION 20.01.  Cap Requirement........................................................................106
                         ---------------
         SECTION 20.02.  Terms and Conditions...................................................................106
                         --------------------
         SECTION 20.03.  Escrow Provisions......................................................................107
                         -----------------
ARTICLE XXI       NONRECOURSE...................................................................................108
         SECTION 21.01.  Non-Recourse Liability.................................................................108
                         ----------------------
         SECTION 21.02.  Special Provisions.....................................................................109
                         ------------------
ARTICLE XXII      MISCELLANEOUS PROVISIONS......................................................................111
         SECTION 22.01.  Counterparts...........................................................................111
                         ------------
         SECTION 22.02.  Amendments, Changes and Modifications..................................................111
                         -------------------------------------
         SECTION 22.03.  Payment of Costs, Fees and Expenses....................................................111
                         -----------------------------------
         SECTION 22.04.  Payment Procedure......................................................................112
                         -----------------
         SECTION 22.05.  Payments on Business Days..............................................................112
                         -------------------------
         SECTION 22.06   Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial...........................112
                         ------------------------------------------------------------
         SECTION 22.07.   Severability..........................................................................113
                          ------------
         SECTION 22.08.   Notices...............................................................................113
                          -------
         SECTION 22.09.   Further Assurances and Corrective Instruments.........................................114
                          ---------------------------------------------
         SECTION 22.10.   Term of this Agreement................................................................115
                          ----------------------
         SECTION 22.11.   Assignments; Third-Party Rights.......................................................115
                          -------------------------------
         SECTION 22.12.   Headings..............................................................................115
                          --------
         SECTION 22.13.   General Interpretive Principles.......................................................115
                          -------------------------------
         SECTION 22.14.   Interpretation........................................................................115
                          --------------
         SECTION 22.15.   Standards for Decisions, Etc..........................................................116
                          -----------------------------
         SECTION 22.16.   Decisions in Writing..................................................................116
                          --------------------
         SECTION 22.17.   (Intentionally omitted.)..............................................................116

         SECTION 22.18.   Trust Liability.......................................................................116
                          ---------------
         SECTION 22.19.   Contribution Agreement................................................................116
                          ----------------------
         SECTION 22.20.   Intentionally Omitted.................................................................116
         SECTION 22.21.   Recordation Tax Indemnity.............................................................116
                          -------------------------
         SECTION 22.22.   Sale of Loan Documents in connection with Refinancing.................................118
                          -----------------------------------------------------

                                                      EXHIBITS
         EXHIBIT A-1 - Schedule of Owners
         EXHIBIT A-2 - Schedule of Indebtedness of Owners
         EXHIBIT B -   Base Facility Note
         EXHIBIT C -   Revolving Facility Note
         EXHIBIT D -   First Security Instrument
         EXHIBIT E -   Indemnity Security Instrument
         EXHIBIT F-1 - Collateral Assignment of Partnership Interests (the Property Company)
         EXHIBIT F-2 - Collateral Assignment of Partnership Interests (REIT Sub)
         EXHIBIT G -   Interest Rate Hedge Security, Pledge and Assignment Agreement
         EXHIBIT H -   Intentionally Omitted
         EXHIBIT I -   Compliance Certificate
         EXHIBIT J-1 - Guaranty
         EXHIBIT J-2 - Payment Guaranty
         EXHIBIT K -   Organizational Certificate
         EXHIBIT L -   Replacement Reserve Agreement
         EXHIBIT M -   Revolving Credit Endorsement
         EXHIBIT N -   Tie-In Endorsement
         EXHIBIT O -   Unimproved Land
         EXHIBIT P-1 - Rate Setting Form (Base Facility Advance)
         EXHIBIT P-2 - Rate Setting Form (Revolving Facility Advance)
         EXHIBIT Q-1 - Rate Confirmation Form (Base Facility Advance)
         EXHIBIT Q-2 - Rate Confirmation Form (Revolving Facility Advance)
         EXHIBIT R -   Advance Confirmation Instrument (Revolving Facility Advance)
         EXHIBIT S-1 - Future Advance Request (Base Facility Advance)
         EXHIBIT S-2 - Future Advance Request (Revolving Facility Advance)
         EXHIBIT T -   Conversion Request
         EXHIBIT U -   Conversion Amendment
         EXHIBIT V -   Collateral Addition Request
         EXHIBIT W -   Collateral Addition Description Package
         EXHIBIT X -   Collateral Release Request
         EXHIBIT Y -   [Intentionally Omitted]
         EXHIBIT Z -   Defeasance Conditions
         EXHIBIT AA -  TC Parties' Confirmation of Liability Certificate
         EXHIBIT BB -  Credit Facility Expansion Request
         EXHIBIT CC -  Revolving Facility Termination Request
         EXHIBIT DD -  Revolving Facility Termination Amendment

         EXHIBIT EE -  Credit Facility Termination Request
         EXHIBIT FF -  [Intentionally Omitted]
         EXHIBIT GG -  Operations and Maintenance Agreement
         EXHIBIT HH -  Annual Report for a Mortgaged Property
         EXHIBIT II -  Quarterly Report for a Mortgaged Property
         EXHIBIT JJ -  Replacement Reserve Payment Schedules
         EXHIBIT KK -  Replacement Reserve Report
         EXHIBIT LL -  Contribution Agreement

                              AMENDED AND RESTATED
                              --------------------
                        MASTER CREDIT FACILITY AGREEMENT
                        --------------------------------

         THIS AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (this "Agreement") is made as of the 25th day of April, 2002, by and among (i) EACH OF
 ---------
THE GENERAL PARTNERSHIPS SET FORTH ON EXHIBIT A-1 TO THIS AGREEMENT, each a
                                      -----------
Maryland general partnership (each, together with such additional Persons as may agree to be bound by this Agreement in the future as an Owner, being collectively referred to as the "Owners"), (ii)(a)THE TOWN AND COUNTRY TRUST, a
                                 ------
Maryland real estate investment trust (the "REIT"), (b) THE TC OPERATING LIMITED
                                            ----
PARTNERSHIP, a Maryland limited partnership (the "Operating Partnership"), (c)
                                                  ---------------------
THE TOWN AND COUNTRY HOLDING CORPORATION, a Delaware corporation (the "REIT
                                                                       ----
Sub"), (d) THE TC PROPERTY COMPANY, a Maryland general partnership (the
---
"Property Company") and (e) THE TOWN AND COUNTRY ORIOLE CORPORATION, a Delaware
 ----------------
corporation ("TC-Oriole") (the REIT, the Operating Partnership, the REIT Sub,
              ---------
the Property Company, TC-Oriole and each of the Owners being collectively referred to as the "TC Parties" and individually referred to as a "TC Party")
                    ----------                                     --------
and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation, successor to WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (the "Lender").
      ------

                                      RECITALS
                                      --------

         A. TC Parties and Lender entered into that certain Master Credit Facility Agreement (each capitalized term used but not defined has the meaning ascribed to such term in Article I of this Agreement) dated as of September 26, 1997 (the "Original Agreement"), pursuant to which the Lender agreed to make
           ------------------
credit available to the Borrowers under the terms and conditions set forth in the Original Agreement.

         B. Pursuant to the Original Agreement, the Borrowers were permitted to expand the amount of credit available to them from the Lender and the Borrowers have elected to expand the amount of credit available to them under the Original Agreement. In addition, the TC Parties have requested that certain other terms and conditions of the Original Agreement be modified. The TC Parties and the Lender now wish to amend and restate the Original Agreement in its entirety.

         C. The REIT and TC-Oriole are the sole general partners of the Operating Partnership. The REIT Sub is a 1% general partner in, and the Operating Partnership is a 99% general partner in, the Property Company. The REIT Sub is a 1% general partner in, and the Property Company is a 99% general partner in, each of the 35 Owners listed on Exhibit A-1.
                                            -----------

         D. Each of the Owners is the owner of a certain Multifamily Residential Property, as more particularly described in Exhibit A-1 to this
                                                        -----------
Agreement opposite the name of the Owner.

         E. Pursuant to the Original Agreement, the Lender established a $375,000,000 Credit Facility, comprised of a $300,000,000 Base Facility in favor all of the Owners and a $75,000,000 Revolving Facility in favor of the Property Company.

         F. Pursuant to the First Amendment to Multifamily Revolving Facility Note dated as of June 21, 2000, the Revolving Facility was increased by $7,152,000 to a total of $82,152,000.

         G. The Property Company has requested, and the Lender has agreed to increase the Revolving Facility Credit Commitment by $56,848,000.00.

         H. To secure the obligations of the Owners and the Property Company under this Agreement, the Notes and the Guaranties and the other Loan Documents issued in connection with the Credit Facility, the Owners, the Property Company and the REIT Sub have created the Collateral Pool in favor of the Lender. The Collateral Pool is and shall be comprised of the following:

                  (1)      the Initial First Security Instruments;

                  (2)      the Initial Second Security Instruments; and

                  (3) a first priority assignment of all of the partnership interests in the Owners owned by the Property Company and REIT Sub, the sole partners of each of the Owners (which assignment shall secure only the obligations of the Property Company under the Base Facility Note executed by the Property Company (but not any of the other Base Facility Notes) and the Revolving Facility Note.

         I. Each of the Security Instruments shall be cross-defaulted (i.e., a default under any Security Instrument, or under this Agreement, shall constitute a default under each Security Instrument, and this Agreement), and the Credit Facility shall be cross-collateralized (i.e., each second priority Security Instrument shall secure a Guaranty (which Guaranty will guarantee all of the TC Parties' obligations under this Agreement and the other Loan Documents issued in connection with the Credit Facility)).

         J. Subject to the terms, conditions and limitations of this Agreement, the Lender has agreed to establish the Credit Facility.

         NOW, THEREFORE, the TC Parties and the Lender, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree to amend and restate, in its entirety, the Original Agreement as follows:

                                    ARTICLE I

                                   DEFINITIONS

For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

                  "12 Month Valuation" means, for any specified date, with
                   ------------------
         respect to each of the Mortgaged Properties, (a) if an Appraisal of the Mortgaged Property was more recently obtained than a Cap Rate for the Mortgaged Property, the Appraised Value of such Mortgaged Property, or
         (b) if a Cap Rate for the Mortgaged Property was more recently obtained than an Appraisal of the Mortgaged Property, the value derived by dividing--

                  (i) the Net Operating Income of such Mortgaged Property for the Trailing 12 Month Period, by

                  (ii) the most recent Cap Rate selected by the Lender pursuant to Section 13.08.

         Notwithstanding the foregoing, any 12 Month Valuation for a Mortgaged Property calculated for a date occurring before the first anniversary of the date on which the Mortgaged Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Mortgaged Property, unless the Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.

                  "Acquiring Person" means a "person" or "group of persons"
                   ----------------
         within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

                  "Actual Knowledge" means, with respect to any TC Party, the
                   ----------------
         actual knowledge of (i) Harvey Schulweis, (ii) Alfred Lerner, (iii) each officer of the REIT at or above the level of vice president, (iv) each officer of the management division of the Operating Partnership at or above the level of senior vice president and (v) if one of the persons described in clauses (i) through (iv) above is not the person to whom the regional manager for each Mortgaged Property reports, each other employee of the REIT or its Subsidiaries to whom the regional manager for each Mortgaged Property reports.

                  "Additional Mortgaged Property" means each Multifamily
                   -----------------------------
         Residential Property owned by an Owner (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the date hereof pursuant to Article VI.

                  "Advance" means a loan made by the Lender to any of the
                   -------
         Borrowers under the Credit Facility pursuant to this Agreement.

                  "Advance Confirmation Instrument" shall have the meaning set
                   -------------------------------
         forth in Section 2.03(e).

                  "Affiliate" or "affiliated" means, when used with reference to
                   ---------      ----------
         a specified Person, (i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities.

                  "Aggregate Debt Service Coverage Ratio for the Advances
                   ------------------------------------------------------
         Outstanding for the Trailing 12 Month Period" means, for any specified
         --------------------------------------------
         date, the ratio (expressed as a percentage) of--

         (a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for all of the Mortgaged Properties

                                       to
                                       --

         (b) the Debt Service on the Advances Outstanding on the specified date.

                  "Aggregate Facility Debt Service Coverage Ratio for the
                   ------------------------------------------------------
         Trailing 12 Month Period" means, for any specified date, the ratio
         ------------------------
         (expressed as a percentage) of--

         (a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for all of the Mortgaged Properties

                                       to
                                       --

         (b)      the Facility Debt Service on the specified date.

                  "Aggregate Facility Debt Service Coverage Ratio for the
                   ------------------------------------------------------
         Trailing Three Month Period" means, for any specified date, the ratio
         ---------------------------
         (expressed as a percentage) of--

                  (a)      the product obtained by multiplying--

                           (i)  the aggregate of the Net Operating Income for
                                    the Trailing Three Month Period for all of the Mortgaged Properties, by

                           (ii) four
                                       to
                                       --

                  (b)      the Facility Debt Service on the specified date.

                  "Aggregate Facility Debt Service Coverage Ratios" means the
                   -----------------------------------------------
         Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period and the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period. "Aggregate Facility Debt Service Coverage
                                        ----------------------------------------
         Ratio" means either the Aggregate Facility Debt Service Coverage Ratio
         -----
         for the Trailing Three Month Period or the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period.

                  "Aggregate Loan to Value Ratio for the Trailing 12 Month
                   -------------------------------------------------------
         Period" means, for any specified date, the ratio (expressed as a
         ------
         percentage) of--

                  (a)      the Maximum Credit Commitment,

                                          to

                  (b) the aggregate of the 12 Month Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.

                  "Agreement" means this Amended and Restated Master Credit
                   ---------
         Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to this Agreement, each of which is hereby incorporated into this Agreement by this reference.

                  "Allocable Facility Amount" shall have the meaning set forth
                   -------------------------
         in Section 7.02(c).

                  "Annual Reports" means the annual reports for the Mortgaged
          -        --------------
         Properties which the Owners are obligated to deliver to the Lender under Section 13.01(b)(1).

                  "Appraisals" means appraisals of a Multifamily Residential
                   ----------
         Property or Multifamily Residential Properties conforming to the requirements of Chapter 5 of Part III of the DUS Guide, and accepted by the Lender (or, if permitted by the Lender, in its sole discretion, market studies of properties in the geographical area in which the Multifamily Residential Property is located, performed in accordance with such criteria as may be required by the Lender, and accepted by the Lender).

                  "Assignment of Partnership Interests" means a Collateral
                   -----------------------------------
         Assignment of Partnership Interests executed by the REIT Sub or the Property Company, in the form attached as Exhibit F-1 or F-2 to this
                                                   ------------------
         Agreement, as amended or modified from time to time.

                  "Base Facility" means the agreement of the Lender to make
                   -------------
         Advances to the Borrowers pursuant to Section 2.01(b)(2).

                  "Base Facility Advance" shall have the meaning set forth in
                   ---------------------
         Section 2.01(b)(2).

                  "Base Facility Credit Commitment" means, at any time, an
                   -------------------------------
         amount equal to $300,000,000, or such greater amount, not to exceed the Maximum Credit Commitment, as the Borrowers may elect in accordance with, and subject to, the provisions of Article V or Article VIII or as otherwise may be adjusted in accordance with the provisions of Sections 2.04, 7.05 and 8.06.

                  "Base Facility Notes" means, individually and collectively,
                   -------------------
         the promissory notes, each substantially in the form attached as Exhibit B to this Agreement, which has been issued by a Borrower to the
         ---------
         Lender to evidence the Borrower's obligation to repay Base Facility Advances, as such notes may be amended or modified from time to time.

                  "Base Facility Termination Fee" means, at any time before
                   -----------------------------
         March 31, 2007, the present value of the Fee Portion of all Base Facility Advances Outstanding on the Closing Date of a Credit Facility Termination Request which would have accrued from the Closing Date of the Credit Facility Termination Request to March 31, 2007, as determined by the Lender. The Base Facility Termination Fee is included as part of the prepayment premiums due under the Base Facility Notes, and no payment separate from the payment of such prepayment premiums shall be due from the Borrowers as a Base Facility Termination Fee. The Base Facility Termination Fee means, at any time on or after March 31, 2007, $0.

                  "Blended Rate" means, with respect to one or more Advances
                   ------------
         Outstanding on a specified date, a blended rate reflecting the weighted average, based on the respective Advances Outstanding on such date, of the different interest rates per annum of each actual Advance Outstanding on the specified date.

                  "Borrowers" means the Property Company and each Owner that
                   ---------
         executes a Base Facility Note. Exhibit A-1 identifies each Owner and Exhibit A-2 identifies the principal amount of their respective Base Facility Notes, as of the date hereof.

                  "Business Day" means a day on which Fannie Mae is open for
                   ------------
         business.

                  "Cap" means an interest rate cap.
                   ---

                  "Cap Documents" means the documents evidencing and governing a
                   -------------
         Cap, including a Cap Security Agreement.

                  "Cap Rate" means, for each Mortgaged Property, a
                   --------
         capitalization rate selected by the Lender for use in determining the 12 Month Valuations.

                  "Cap Security Agreement" means, with respect to a Cap, the
                   ----------------------
         Interest Rate Hedge Security, Pledge and Assignment Agreement by and among the Borrowers, the Lender and the applicable servicer, for the benefit of the Lender, in the form attached as Exhibit G to this Agreement as such agreement may be amended, modified, supplemented or restated from time to time.

                  "Cap Year" means the 12-month period commencing on the Initial
                   --------
         Closing Date and each anniversary thereof.

                  "Cash Equivalents" means:
                   ----------------

                  (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve (12) months from the date of acquisition;

                  (b) certificates of deposit, time deposits, demand deposits, eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a term of not more than twelve (12) months, issued by any commercial bank having membership in the FDIC, or by any U.S. commercial lender (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by S&P or P-1 by Moody's.; and

                  (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody's. and in either case having a term of not more than twelve (12) months.

                  "Change of Control" means the earliest to occur of: (a) the
                   -----------------
         date on which either or both of the REIT Sub and the Property Company cease for any reason whatsoever to be the only general partners (or, pursuant to a conversion of the type described in clause (v) of the definition of Transfer, members) of any Owner, or (b) the date on which the REIT and TC-Oriole cease for any reason whatsoever to be the sole general partners of the Operating Partnership, or (c) the date on which the REIT Sub and the Operating Partnership cease for any reason whatsoever to be the sole general partners of the Property Company, or
         (d) the date on which the REIT shall for any reason whatsoever cease to own 100% of the outstanding stock of the REIT Sub, or (e) if any of the TC Parties (other than the REIT and the REIT Sub) are not general partnerships, the date on which the REIT shall cease for any reason to be the holder, directly or indirectly, of at least 75% of the voting interest of the other TC Parties or to own at least 51% of the equity, profits or other limited partnership interests in, or Voting Equity Capital (or any other Securities or ownership interests) of the other TC Parties, or (f) the date on which an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 40% of the total Voting Equity Capital (or of any other Securities or ownership interest) of any TC Party then outstanding, or (g) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of trustees or an equivalent governing body) of the members of the board of trustees or an equivalent governing body) of the REIT or the Operating Partnership over a one-year period from the trustees who constituted such board of trustees at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the board of trustees of the REIT or the Operating Partnership then still in office who either were members of such board of trustees at the beginning of such one-year period or whose election as members of the board of trustees was previously so approved (it being understood and agreed that in the case of any entity governed by a trustee, board of managers, or other similar governing body, the foregoing clause (g) shall apply thereto by substituting such governing body and the members thereof for the board of trustees and members thereof, respectively).

                  "Closing Date" means the Initial Closing Date, the date hereof
                   ------------
         and each date thereafter on which the funding or other transaction requested in a Request is required to take place.

                  "Collateral" means the Mortgaged Properties and other
                   ----------
         collateral from time to time or at any time encumbered by the Security Instruments, the partnership interests in the Owners encumbered by the Assignments of Partnership Interests, or any other property securing any of the TC Parties' obligations under the Loan Documents.

                  "Collateral Addition Fee" means, with respect to an Additional
                   -----------------------
         Mortgaged Property, a fee equal to the product obtained by multiplying--

                           (i)      37.5 basis points, by

                           (ii) the Allocable Facility Amount of such Additional Mortgaged Property.

                  "Collateral Addition Loan Documents" means the Security
                   ----------------------------------
         Instrument covering an Additional Mortgaged Property and securing the obligations of the Owner under the Loan Documents, and any other documents, instruments or certificates required by the Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article VI.

                  "Collateral Addition Request" shall have the meaning set forth
                   ---------------------------
         in Section 6.02(a).

                  "Collateral Pool" means the aggregate total of the Collateral.
                   ---------------

                  "Collateral Release Property" shall have the meaning set forth
                   ---------------------------
         in Section 7.02(a).

                  "Collateral Release Request" shall have the meaning set forth
                   --------------------------
         in Section 7.02(a).

                  "Compliance Certificate" means a certificate of the TC Parties
                   ----------------------
         in the form attached as Exhibit I to this Agreement.
                                 ---------

                  "Consolidated Total Assets" means, for any Person, all assets
                   -------------------------
         of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided that (i) all assets composed of real property (other than the Mortgaged Properties) shall be valued on an undepreciated cost basis and the pro rata portion of the assets of any joint venture owned by such Person shall be included in Consolidated Total Assets (with the real property assets of such joint venture also being valued on an undepreciated cost basis), it being understood and agreed that a limited partnership interest in the Operating Partnership held by any other Person shall not be construed to reflect a joint venture with the REIT and (ii) the value of the Mortgaged Properties owned by such Person shall be the then most current Valuation of such Mortgaged Properties. The assets of a Person and its Subsidiaries shall be adjusted to reflect such Person's allocable share of such assets, for the relevant period or as of the date of determination, taking into account (a) the relative proportion of each such item derived from assets directly owned by such Person and from assets owned by its Subsidiaries, and (b) such Person's respective ownership interest in its Subsidiaries.

                  "Consolidated Total Indebtedness" means, for any Person, as of
                   -------------------------------
         any date, and without double counting any item, the Total Indebtedness for such Person and its Subsidiaries as of such date (including the portion of any Indebtedness of any joint venture in which any such Person or any Subsidiary thereof is a venturer attributable to such Person or its Subsidiary, it being understood and agreed that a limited partnership interest in the Operating Partnership held by any other Person shall not be construed to reflect a joint venture with the
         REIT).

                  "Coupon Rate" means, with respect to an Advance, the interest
                   -----------
         rate (or imputed interest rate) determined by the Lender pursuant to
         Section 2.03 for the Advance.

                  "Credit Facility" means the Base Facility and the Revolving
                   ---------------
         Facility.

                  "Credit Facility Expansion Loan Documents" means amendments to
                   ----------------------------------------
         each Note and Security Instrument, duly executed and delivered by the parties thereto (other than the Lender), increasing the amount secured to the amount of the Maximum Credit Commitment, as expanded in accordance with Article VIII.

                  "Credit Facility Expansion Request" shall have the meaning set
                   ---------------------------------
         forth in Section 8.02(a).

                  "Credit Facility Termination Date" means April 1, 2008.
                   --------------------------------

                  "Credit Facility Termination Fee" means an amount equal to the
                   -------------------------------
         sum of--

                  (i)      the Base Facility Termination Fee, if any; and

                  (ii)     the Revolving Facility Termination Fee, if any.

                  "Credit Facility Termination Request" shall have the meaning
                   -----------------------------------
         set forth in Section 10.02.

                  "Debt Service on the Advances Outstanding" means, as of any
                   ----------------------------------------
         specified date, the sum of

                  (i) the amount of imputed interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the aggregate of Advances Outstanding on the specified date, which would be payable if such Advances required level monthly payments of principal and interest at the Blended Rate, in an amount necessary to fully amortize the original principal amount of the Advances Outstanding over a 25-year period commencing on the first day of the 12 month period, and

                  (ii) the amount of the Monthly Cap Escrow Payments which are payable during such 12 month period, as estimated by the Lender, with respect to the aggregate of Advances Outstanding on the specified date.

                  "Debt Service Coverage Ratio" means, for any Mortgaged
                   ---------------------------
         Property, for any specified date, the ratio (expressed as a percentage) of--

                  (a) the aggregate of the Net Operating Income for the preceding 12 month period for the subject Mortgaged Property to
                                       --

                  (b) the Facility Debt Service on the specified date, assuming, for the purpose of calculating the Facility Debt Service for this definition, that Advances Outstanding shall be the Allocable Facility Amount for the subject Mortgaged Property.

                  "Discount" means, with respect to any Advance, an amount equal
                   --------
         to the excess of --

                  (i) the face amount of the MBS backed by the Advance, over

                  (ii) the proceeds of the sale of the MBS backed by the Advance.

                  "DUS Guide" means the Fannie Mae Multifamily Delegated
                   ---------
         Underwriting and Servicing (DUS) Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements (and, if such Guide is superseded by a Negotiated Transactions Guide, the term "DUS Guide" as used in this Agreement means the Negotiated Transactions Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements). All references to specific articles and sections of the

         DUS Guide shall be deemed references to such articles and sections as they may be amended, modified, updated, superseded, supplemented or replaced from time to time.

                  "DUS Underwriting Requirements" means the overall underwriting
                   -----------------------------
         requirements for Multifamily Residential Properties as set forth in the DUS Guide.

                  "Environmental Assessment" means, with respect to a
                   ------------------------
         Multifamily Residential Property, an assessment and report on environmental conditions performed in accordance with Section 204 of
         Part III of the DUS Guide and Part X of the DUS Guide.

                  "Event of Default" means any event defined to be an "Event of
                   ----------------
         Default" under Article XVI.

                  "Evidence of Compliance with Property Laws" means evidence
                   -----------------------------------------
         satisfactory to the Lender of compliance with Section 205 and 206 of
         Part III of the DUS Guide.

                  "Expansion Advance" means, collectively, the Revolving Advance
                   -----------------
         in the aggregate amount of $11,000,000 made on the date hereof.

                  "Expansion Advance Request" shall have the meaning set forth
                   -------------------------
         in Section 3.01.

                  "Expansion Origination Fee" shall have the meaning set forth
                   -------------------------
         in Section 14.03.

                  "Facility Debt Service" means, as of any specified date, the
                   ---------------------
         sum of

                  (i) the amount of imputed interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to a hypothetical amount of Advances Outstanding with the following characteristics:

                           (1) the aggregate amount of the Advances Outstanding is equal to the Maximum Credit Commitment, and

                           (2) the hypothetical Advances require level monthly payments of principal and interest (at the Blended Rate) in an amount necessary to fully amortize the original principal amount of the Advances over a 25-year period commencing on the first day of the 12 month period, and

                  (ii) the amount of the Monthly Cap Escrow Payments during such 12 month period, as estimated by the Lender.

                  "Family Member" means, when used with reference to a specified
                   -------------
         individual, the individual's spouse, issue, parents, siblings and a trust for the benefit of the individual's spouse or issue, or both.

                  "Fannie Mae" means the federally-chartered and
                   ----------
         stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ? 1716 et seq.

                  "Fee Portion" means,
                   -----------

                           (a) with respect to a Revolving Facility Advance, an amount per month equal to the product obtained by multiplying --

                                    (i)      the Fee Spread for the Revolving
                           Facility Advance, by

                                    (ii)     the amount of the Revolving
                           Facility Advance, by

                                    (iii)    1/12; and

                           (b) with respect to a Base Facility Advance, an amount per month equal to the product obtained by multiplying
                  --

                                    (i)      the Fee Spread for the Base
                           Facility Advance, by

                                    (ii)     the amount of the Base Facility
                           Advance, by

                                   (iii)     1/12.

                  "Fee Spread" means the per annum rate of (a)(i) with respect
                   ----------
         to Revolving Facility Advances (or portion thereof) having an aggregate principal amount Outstanding equal to or less than $75,000,000, 49 basis points, (ii) with respect to the portion, if any, of the aggregate Revolving Facility Advances Outstanding that exceed $75,000,000 and are drawn from the Revolving Facility Credit Commitment (or portion thereof) that became effective on or before the date that is one year after the date hereof, 87 basis points, and (iii) with respect to the portion, if any, of the aggregate Revolving Facility Advances Outstanding that exceed $75,000,000 and are drawn from the portion of the Revolving Facility Credit Commitment that became effective after the date that is one year after the date hereof, the number of basis points determined by Lender at the time such Revolving Facility Credit Commitment is put in place, and (b) (i) with respect to the Base Facility Advance made on the Initial Closing Date, 34 basis points, (ii) with respect to any other Base Facility Advance drawn from any portion of the Base Facility Credit Commitment that became effective on or before the date that is one year after the date hereof, 67 basis points, and (iii) with respect to any Base Facility Advance drawn from any portion of the Base Facility Credit Commitment that became effective after the date that is one year after the date hereof, the number of basis points determined by Lender at the time such Base Facility Credit Commitment is put in place.

                  "Financing Lease" means any lease of property, real or
                   ---------------
         personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet.

                  "Fitch" means Fitch Investors Service, Inc.
                   -----

                  "Future Advance" means an Advance made after the date hereof.
                   --------------

                  "Future Advance Request" shall have the meaning set forth in
                   ----------------------
         Section 4.01(a).

                  "GAAP" means generally accepted accounting principles in the
                   ----
         United States in effect from time to time, consistently applied.

                  "General Conditions" shall have the meaning set forth in
                   ------------------
         Article XI.

                  "Governmental Authority" means any court, board, agency,
                   ----------------------
         commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                  "Gross Revenues" means, for any specified period, with respect
                   --------------
         to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g., temporary or nonrecurring income), income not allowed under the DUS Guide as shown in Section 403.02 of Part III (e.g., interest income, furniture income, etc.), and the value of any unreflected concessions.

                  "Guarantee Obligation" means, as to any Person (the
                   --------------------
         "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (the "primary obligations") of any third person (the
                          -------------------
         "primary obligor") in any manner, whether directly or indirectly,
          ---------------
         including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term "Guarantee Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

                  "Guaranty" means an Amended and Restated Guaranty, or a
                   --------
         Guaranty, in the form attached as Exhibit J-1 or J-2 to this Agreement,
                                           ------------------
         from an Owner to the Lender, as amended or modified from time to time.

                  "Indebtedness" means, with respect to any Person, as of any
                   ------------
         specified date, without duplication, all (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) obligations of such Person under Financing Leases, (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the State of Maryland) issued or created for the account of such Person, (e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities and (f) Guarantee Obligations.

                  "Initial Advance" means, collectively, the Base Facility
                   ---------------
         Advances in the aggregate amount of $300,000,000.

                  "Initial Closing Date" means September 26, 1997.
                   --------------------

                  "Initial First Security Instruments" means, individually and
                   ----------------------------------
         collectively, the amended and restated first priority Security Instruments securing the Base Facility Note executed by each of the Owners in respect of each of the Initial Mortgaged Properties, as amended or modified from time to time.

                  "Initial Mortgaged Properties" means the Multifamily
                   ----------------------------
         Residential Properties described on Exhibit A-1 to this Agreement.

                  "Initial Second Security Instruments" means, individually and
                   -----------------------------------
         collectively, the amended and restated second priority Security Instruments securing the Base Facility Note executed by each of the Owners in respect of each of the Initial Mortgaged Properties, as amended or modified from time to time.

                  "Initial Security Instruments" means the Initial First
                   ----------------------------
         Security Instruments and the Initial Second Security Instruments covering the Initial Mortgaged Properties.

                  "Initial 12 Month Valuation" means, when used with reference
                   --------------------------
         to specified Collateral, the 12 Month Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool.

                  "Institutional Lender" means a commercial or savings bank,
                   --------------------
         savings and loan association, pension fund, insurance company, endowment fund or real estate investment trust, government agency or quasi-government agency or other Person regularly engaged in the business of making loans secured by first mortgages or deeds of trust on real property.

                  "Insurance Policies" means the insurance coverage and
                   ------------------
         insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instruments.

                  "Insurance Premiums" means the aggregate amount of the yearly
                   ------------------
         premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Mortgaged Properties as the Lender may require pursuant to Uniform Covenant 5 of the Security Instruments.

                  "Internal Revenue Code" means the Internal Revenue Code of
                   ---------------------
         1986, as amended.

                  "Intra-Company Debt" means Indebtedness (whether book-entry or
                   ------------------
         evidenced by a term, demand or other note or other instrument) owed by any TC Party to any other TC Party.

                  "Lender" shall have the meaning set forth in the first
                   ------
         paragraph of this Agreement.

                  "Lien" means any mortgage, deed of trust, charge (whether
                   ----
         fixed or floating), pledge, lien, encumbrance, assignment, hypothecation, security interest, conditional sale, capital lease or other title retention, preferential right, trust arrangement or any other encumbrance, security agreement or arrangement securing any obligation of any Person.

                  "Liquidity" means, on any specified date, with respect to any
                   ---------
         Person, on a consolidated basis, the amount of cash and Cash Equivalents owned by such Person, plus the aggregate amount undrawn, unrestricted and available to be drawn by such Person under its various lines of credit, provided such lines of credit may not be terminated or canceled by the lender with less than 90 days' written notice to such Person.

                  "Loan Documents" means this Agreement, the Notes, the Advance
                   --------------
         Confirmation Instruments for the Revolving Facility Advances, the Security Documents, all documents executed by the TC Parties pursuant to the General Conditions set forth in Article XI of this Agreement and any other documents executed by a TC Party from time to time in connection with this Agreement or the transactions contemplated by this Agreement.

                  "Loan to Value Ratio for the Trailing 12 Month Period" means,
                   ----------------------------------------------------
         for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of --

                  (a) the Allocable Facility Amount of the subject Mortgaged Property on the specified date,

                                       to
                                       --

                  (b) the 12 month Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.

                  "Maximum Aggregate Loan to Value Ratio for the Trailing 12
                   ---------------------------------------------------------
         Month Period" means an Aggregate Loan to Value Ratio for the Trailing
         ------------
         12 Month Period equal to 65%.

                  "Maximum Credit Commitment" means, at any time, $439,000,000,
                   -------------------------
         or such greater amount, not to exceed $500,000,000, as the Borrowers may elect in accordance with, and subject to, the provisions of Article VIII, or such lesser amount, not to be below $300,000,000, as the Borrowers may elect in accordance with, and subject to, the provisions of Article IX, or as otherwise may be adjusted in accordance with the provisions of Sections 2.04 and 8.06.

                  "MBS" means mortgage-backed securities. An MBS which is
                   ---
         "backed" by an Advance means that it is backed by an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the MBS to participate in the Notes and the Collateral Pool to the extent of the Advance.

                  "Minimum Aggregate Facility Debt Service Coverage Ratio for
                   ----------------------------------------------------------
         the Trailing 12 Month Period" means an Aggregate Facility Debt Service
         ----------------------------
         Coverage Ratio for the Trailing 12 Month Period of 150%.

                  "Minimum Aggregate Facility Debt Service Coverage Ratio for
                   ----------------------------------------------------------
         the Trailing Three Month Period" means an Aggregate Facility Debt
         -------------------------------
         Service Coverage Ratio for the Trailing Three Month Period of 135%.

                  "Monthly Cap Escrow Payments" shall have the meaning set forth
                   ---------------------------
         in Section 20.03.

                  "Moody's" means Moody's Investors Service, Inc.
                   -------

                  "Mortgaged Properties" means, collectively, the Initial
                   --------------------
         Mortgaged Properties and the Additional Mortgaged Properties, but excluding each Collateral Release Property from and after the date of the release of the Collateral Release Property from the Collateral Pool.

                  "Multifamily Residential Property" means a residential
                   --------------------------------
         property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Sections 201 and 203 of Part III of the DUS Guide.

                  "Net Operating Income" means, for any specified period, with
                   --------------------
         respect to any Multifamily Residential Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not a part of the Collateral Pool for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was not part of the Collateral Pool shall be the Mortgaged Property's pro forma net operating income determined by the Lender in accordance with the underwriting procedures set forth in Part III of the DUS Guide.

                  "Net Worth" means, as of any specified date, for any Person,
                   ---------
         the excess of the Person's assets over the Person's liabilities, determined in accordance with GAAP on a consolidated basis, provided that for purposes of calculating Net Worth of the REIT, (i) the values of the Mortgaged Properties shall be equal to the then current Valuation of said Mortgaged Properties, (ii) the value of other assets shall be on an undepreciated cost basis and (iii) Net Worth shall be without deduction for the minority interests of any other Person holding a limited partnership interest in the Operating Partnership.

                  "Note" means a Base Facility Note or the Revolving Facility
                   ----
         Note.

                  "Notice Address" means:
                   --------------

                  (a)      as to the TC Parties:

                           100 South Charles Street
                           Baltimore, Maryland 21201
                           Attention: James Dolphin
                           Telecopy No.: (410) 547-0789

                  with a copy to:

                           Squire, Sanders & Dempsey LLP
                           4900 Key Tower
                           127 Public Square
                           Cleveland, Ohio  44114
                           Attention:       James H. Berick, Esq.
                           Telecopy No.:    (216) 479-8780

                  and

                  (b)      as to the Lender:

                           Prudential Multifamily Mortgage, Inc.
                           8401 Greensboro Drive, Suite 200
                           McLean, Virginia 22102
                           Attention: Ms. Leslie Dixon-Cook
                           Telecopy No.: (703) 610-1459
                  with a copy to:

                           Prudential Asset Resources
                           2200 Ross Avenue
                           Suite 4200E
                           Dallas, Texas  75201
                           Attention: Director of Fannie Mae Asset Management Telecopy No.: (214) 777-4556

                  and

                           Prudential Multifamily Mortgage, Inc.
                           Four Embarcadero Center
                           Suite 2700
                           San Francisco, California  94111
                           Attention: Harry Mixon
                           Telecopy No.: (415) 956-2197

                  (c)      as to Fannie Mae:

                           Fannie Mae
                           3939 Wisconsin Avenue, N.W.
                           Washington, D.C. 20016-2899
                           Attention: Vice President for
                           Multifamily Asset Management
                           Telecopy No.: (202) 752-5016

                  with a copy to:

                           Arter & Hadden LLP
                           1801 K Street, N.W.
                           Third Floor, L Street Entrance
                           Washington, D.C. 20006
                           Attention: Lawrence H. Gesner, Esq.
                           Telecopy No.: (202) 857-0172

                  "Obligations" means the aggregate of the obligations of each
                   -----------
         of the TC Parties under this Agreement and the other Loan Documents.

                  "Operating Expenses" means, for any period, with respect to
                   ------------------
         any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by Lender based on the certified operating statement for such specified period as adjusted to provide for the following: (i) all appropriate types of expenses, including a management fee and deposits to Replacement Reserves (whether funded or not); (ii) upward adjustments to individual line item expenses to reflect market norms or actual costs and correct any unusually low expense items, which could not be replicated by a different owner or manager (e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.);
         (iii) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, capital costs otherwise included in the Replacement Reserves, non-operating borrower expenses, etc.); and (iv) the exclusion of furniture rental expense to the extent of furniture rental income for such period.

                  "Operating Partnership" shall have the meaning set forth in
                   ---------------------
         the first paragraph of this Agreement.

                  "Organizational Certificate" means a certificate of the TC
                   --------------------------
         Parties in the form attached as Exhibit K to this Agreement.

                  "Organizational Documents" means all certificates, instruments
                   ------------------------
         and other documents pursuant to which an organization is organized or operates, including, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

                  "Outside Review Date" means, with respect to the Lender's
                   -------------------
         approval of any merger or consolidation pursuant to Section 13.09, the 30th day after the date on which the Lender shall have received a written notice from the Borrowers requesting the Lender"s consent to the proposed merger or consolidation, except that, if, on or before such 30th day, the Lender reasonably requests any additional information concerning the merger or consolidation, the Outside Review Date shall be the later of (i) such 30th day or (ii) the fifth day after the Lender receives such additional information.

                  "Outstanding" means, when used in connection with promissory
                   -----------
         notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, to the extent such Notes or Advances have not been repaid or defeased as of the specified date.

                  "Owners" means the 35 general partnerships set forth on
                   ------
         Exhibit A-1 to this Agreement, and each other Person who becomes an
         -----------
         Owner in accordance with the terms of this Agreement.

                  "Ownership Interests" means, with respect to any entity, any
                   -------------------
         ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

                  "Permitted Investments" means any of the following
                   ---------------------
         investments:

                  (a) (i) U.S. Government Securities and (ii) mutual funds organized under the Investment Company Act of 1940 which have an Acceptable Credit Rating from at least two of the three Rating Agencies;

                  (b) certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a combined capital, surplus and undivided profits of not less than $100,000,000, provided that the bank or trust company's short-term unsecured debt and long-term unsecured debt each has an Acceptable Credit Rating from at least two of the three Rating Agencies;

                  (c) bonds or other obligations issued by or by authority of any State of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico, and agencies thereof, or any political subdivision of any of the foregoing, whose short-term unsecured debt and long-term unsecured debt each has an Acceptable Credit Rating from at least two of the three Rating Agencies;

                  (d) repurchase agreements which are secured by U.S. Government Securities issued by an entity whose long-term unsecured debt has an Acceptable Credit Rating from at least two of the three Rating Agencies; or

                  (e) commercial paper which has an Acceptable Credit Rating from at least two of the three Rating Agencies;

         provided that any of the investments in paragraph (a) through (e) shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) 365 days from the date of their purchase or
         (y) the Business Day preceding the day on which such amounts are required to be applied under the Loan Documents. For these purposes, the term "Rating Agencies" means Fitch, Moody's and S&P and the term
                   ---------------
         "Acceptable Credit Rating" means, with respect to each Rating Agency,
          ------------------------
         (i) with respect to short-term unsecured debt, a rating at least equal to the following:

                                Fitch             F-1
                                Moody's           P-1
                                S&P               A-1,

         and (ii) with respect to all other investments and entities, a rating at least equal to the following:

                                Fitch             AA
                                Moody's           Aa2
                                S&P               AA.

                  "Permitted Liens" means, with respect to a Mortgaged Property,
                   ---------------
         (i) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property and approved by the Lender, (ii) the Security Instrument encumbering the Mortgaged Property and (iii) any other Liens approved by the Lender.

                  "Person" means an individual, an estate, a trust, a
                   ------
         corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

                  "Potential Event of Default" means any event which, with the
                   --------------------------
         giving of notice or the passage of time, or both, would constitute an Event of Default.

                  "Principally Engaged" means, as of any specified date, with
                   -------------------
         respect to any business in which a Person may be engaged, that the value of the assets of such business, calculated in accordance with GAAP, is at least 51% of the value of all of the business assets of the businesses in which the Person is engaged.

                  "Property Company" shall have the meaning set forth in the
                   ----------------
         first paragraph of this Agreement.

                  "Quarterly Reports" means the quarterly reports for the
                   -----------------
         Mortgaged Properties which the Owners are obligated to deliver to the Lender under Section 13.01(b)(2).

                  "Recourse Lien" shall have the meaning set forth in Section
                   -------------
         21.02.

                  "Recourse Transfer" shall have the meaning set forth in
                   -----------------
         Section 21.02.

                  "REIT" shall have the meaning set forth in the first paragraph
                   ----
         of this Agreement.

                  "REIT Sub" shall have the meaning set forth in the first
                   --------
         paragraph of this Agreement.

                  "Release Fee" means, with respect to each Mortgaged Property
                   -----------
         released from the Collateral Pool pursuant to Article VII, a fee equal to $15,000.

                  "Release Price" shall have the meaning set forth in Section
                   -------------
         7.02(c).

                  "Rent Roll" means, with respect to any Multifamily Residential
                   ---------
         Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243, as set forth in Exhibit III-3 of the DUS Guide, or on another form approved by the Lender and containing substantially the same information as Form 4243 requires.

                  "Replacement Reserve Agreement" means the Replacement Reserve
                   -----------------------------
         and Security Agreement, in the form attached as Exhibit L to this
                                                         ---------
         Agreement, executed by the Owners in favor of the Lender, as amended or modified from time to time.

                  "Replacements" means, with respect to the Mortgaged
                   ------------
         Properties, the physical items which, as of the date hereof, are capitalized by the Owners, as evidenced by reports and other information furnished by the Owners to the Lender in connection with the execution of this Agreement.

                  "Request" means a Collateral Addition Request, a Collateral
                   -------
         Release Request, a Conversion Request, a Credit Facility Expansion Request, a Credit Facility Termination Request, a Future Advance Request, an Expansion Advance Request or a Revolving Facility Termination Request.

                  "Revolving Credit Endorsement" means an endorsement to a Title
                   ----------------------------
         Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as Exhibit
                                                                        -------
         M to this Agreement.
         -

                  "Revolving Facility" means the agreement of the Lender to make
                   ------------------
         Advances to the Borrowers pursuant to Section 2.01(c)(2).

                  "Revolving Facility Advance" shall have the meaning set forth
                   --------------------------
         in Section 2.01(c)(2).

                  "Revolving Facility Availability Period" means the period
                   --------------------------------------
         beginning on the Revolving Facility Commencement Date and ending on January 1, 2008.

                  "Revolving Facility Commencement Date" means the Initial
                   ------------------------------------
         Closing Date.

                  "Revolving Facility Credit Commitment" means, at any time, an
                   ------------------------------------
         amount equal to $139,000,000, or such greater amount, not to exceed $200,000,000, as the Borrowers may elect in accordance with, and subject to, the provisions of Article VIII, or such lesser amount as the Borrowers may elect in accordance with, and subject to, the provisions of Article IX, or as otherwise may be adjusted in accordance with the provisions of Sections 2.04 or 8.06.

                  "Revolving Facility Note" means the promissory note, in
                   -----------------------
         substantially the form attached as Exhibit C to this Agreement, which
                                            ---------
         has been issued by the Property Company to the Lender to evidence the Property Company's obligation to repay Revolving Facility Advances, as such note may be amended or modified from time to time.

                  "Revolving Facility Termination Fee" means, with respect to a
                   ----------------------------------
         reduction in the Revolving Facility Credit Commitment pursuant to
         Article IX which occurs before March 31, 2004, an amount equal to the product obtained by multiplying--

                  (1) the reduction in the Revolving Facility Credit Commitment, by

                  (2)      0.19%, by

                  (3) the present value factor calculated using the following formula:

                                     1 - (1 + r)/-n/
                                     -----------
                                          r

                               [r = Yield Rate
                                n = the number of years,
                                    and any fraction thereof,
                                    remaining between the
                                    prepayment date and March 31, 2004]

         The "Yield Rate" means the yield rate on the 5.875% U.S. Treasury Security due on February 15, 2004 (the "Specified U.S. Treasury Security"), as the Yield Rate is reported in the Wall Street Journal on the fifth Business Day preceding, as applicable,(x) the date of the reduction in the Revolving Facility Credit Commitment, (y) the date of the Complete Revolving Facility Termination or (z) the date of Lender's acceleration of the unpaid principal balance of the Revolving Facility Note. In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's reasonable discretion. If the publication of such Yield Rates in the Wall Street Journal is discontinued, Lender shall determine such Yield Rates from another source selected by Lender. If the reduction in the Revolving Facility Credit Commitment occurs on or after March 31, 2004, the Revolving Facility Termination Fee shall equal $0.

                  "Rollover Advances" means a Revolving Facility Advance which
                   -----------------
         is equal in face amount to an Outstanding Revolving Facility Advance which is being repaid with the proceeds of the Revolving Facility Advance. If an Outstanding Revolving Facility Advance is repaid with both the proceeds of a Revolving Facility Advance and principal amortization payments under Section 2.04, the Revolving Facility Advance shall be considered a Rollover Advance only to the extent the proceeds of the Revolving Facility Advance are applied against the Outstanding Revolving Facility Advance.

                  "Security" means a "security" as set forth in Section 2(l) of
                   --------
         the Securities Act of 1933, as amended.

                  "Security Documents" means the Security Instruments, the
                   ------------------
         Assignments of Partnership Interests, the Cap Security Agreement, the Replacement Reserve Agreement and any other documents executed by a TC Party from time to time to secure any of the TC Parties' obligations under the Loan Documents.

                  "Security Instrument" means, for each Mortgaged Property, a
                   -------------------
         separate first priority or second priority Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Rents and Security Agreement given by an Owner to or for the benefit of the Lender to secure the obligations of the Owner under a Base Facility Note or a Guaranty. With respect to each Security Instrument securing a Base Facility Note, the Security Instrument shall be in the form attached as Exhibit D to this Agreement, with changes, to
                              ---------
         the extent applicable, to conform the Exhibit to the form Security Instrument prescribed from time to time by Fannie Mae for use in the State in which the Mortgaged Property is located. With respect to each Security Instrument securing a Guaranty, the Security Instrument shall be in the form attached as Exhibit E to this Agreement, with
                                          ---------
         changes, to the extent applicable, to conform the Exhibit to the form Security Instrument prescribed from time to time by Fannie Mae for use in the State in which the Mortgaged Property is located.

                  "Single-Purpose" means, with respect to an Owner, that, except
                   --------------
         with respect to the transactions effected by this Agreement or the Loan Documents, such Person at all times since its formation:

                  (i) has been a duly formed and existing general partnership or limited partnership or limited liability company pursuant to a conversion of the type described in clause (v) of the definition of Transfer;

                  (ii) has been duly qualified in each jurisdiction in which such qualification was at such time required by the laws of such jurisdiction for the conduct of its business;

                  (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

                  (iv) has observed all customary formalities regarding its partnership existence;

                  (v) has accurately maintained its financial statements, accounting records and other partnership documents separate from those of any other Person, other than the other Owners;

                  (vi) has not commingled its assets or funds with those of any other Person, other than the other Owners;

                  (vii) has accurately maintained its own bank accounts, payroll and books and accounts separate from those of any other Person, other than the other Owners;

                  (viii) has paid its own liabilities from its own separate assets or from assets of the other Owners;

                  (ix) has identified itself in all dealings with the public under its own name and as a separate and distinct entity;

                  (x) has not identified itself as being a division or a part of any other Person;

                  (xi) has not identified any other Person as being a division or a part of itself;

                  (xii) has been adequately capitalized in light of its contemplated business operations;

                  (xiii) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Credit Facility or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person, other than the other Owners;

                  (xiv) has not acquired obligations or securities of any other Person, other than the other Owners;

                  (xv) has not made loans or advances to any other Person, other than the other Owners;

                  (xvi) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third party;

                  (xvii) has conducted its own business in its own name or in the name of its own Mortgaged Property;

                  (xviii) has paid the salaries of its own employees, if any, and maintained a sufficient number of employees in light of its contemplated business operations;

                  (xix) has allocated fairly and reasonably any overhead for shared office space;

                  (xx) has not pledged its assets for the benefit of any other entity;

                  (xxi) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or
                           Section 4975 of the Internal Revenue Code;

                  (xxii) has not acquired obligations or securities of its partners or Affiliates, other than the other Owners; and

                  (xxiii) has corrected any misunderstanding known to it regarding its separate identity.

                  "S&P" means Standard & Poor's Ratings Group, a division of The
                   ---
         McGraw-Hill Companies.

                  "Standby Fee" shall have the meaning set forth in Section
                   -----------
         14.01.

                  "Subsidiary" means, when used with reference to a specified
                   ----------
         Person, (i) any Person that, directly or indirectly, through one or more intermediaries, is controlled by the specified Person, (ii) any Person of which the specified Person is, directly or indirectly, the owner of more than 50% of any voting class of Ownership Interests or
         (iii) any Person (A) which is a partnership and (B) of which the specified Person is a general partner and owns more than 50% of the partnership interests.

                  "Surveys" means the as-built surveys of the Mortgaged
                   -------
         Properties prepared in accordance with the requirements of Section 113 of the DUS Guide.

                  "TC Parties" means the REIT, TC-Oriole, the Operating
                   ----------
         Partnership, the Property Company, the REIT Sub and the Owners.

                  "Term of this Agreement" shall be determined as provided in
                   ----------------------
         Section 22.10 to this Agreement.

                  "Three Month Libor Rate" means, as of any specified date, a
                   ----------------------
         fluctuating rate per annum equal to the three month London Interbank Offered Rate of interest as published in The Wall Street Journal for
                                                  -----------------------
         the Business Day which is two Business Days prior to the specified date, said Three Month Libor Rate to change from time to time as and when the change is published. If The Wall Street Journal ceases to
                                          -----------------------
         publish a three month London Interbank Offered Rate, the Lender shall have the right to substitute the three month London Interbank Offered Rate published by another financial newspaper.

                  "Tie-In Endorsement" means an endorsement to a Title Insurance
                   ------------------
         Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as Exhibit N to this
                                                             ---------
         Agreement.

                  "Title Company" means First American Title Insurance Company,
                   -------------
         c/o Midland Title Security, Inc., its authorized agent, Fifth Floor, One Erie View Place, Cleveland, Ohio 44114.

                  "Title Insurance Policies" means the mortgagee's policies of
                   ------------------------
         title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to the requirements of
         Section 111 of the DUS Guide, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as the Lender may, from time to time, consider necessary or appropriate, whether or not required by the DUS Guide, including Revolving Credit Endorsements, if available, and Tie-In

         Endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in Sections 6(a)(i) and 6(a)(iii) of the Stipulations and Conditions of the policy) equal to the Maximum Credit Commitment.

                  "Total Indebtedness" means, as of any date of determination,
                   ------------------
         and in respect of any Person, all outstanding Indebtedness, and shall include, without limitation: (i) such Person's share of the Indebtedness of any partnership or joint venture in which such Person directly or indirectly holds any interest; and (ii) any recourse or contingent obligations, directly or indirectly, of such Person with respect to any Indebtedness of such partnership or joint venture in excess of its proportionate share. Notwithstanding the foregoing, Intra-Company Debt shall be excluded from the calculation of "Total Indebtedness".

                  "Trailing 12 Month Period" means, for any specified date, the
                   ------------------------
         12 month period ending with the last day of the most recent calendar quarter for which the Quarterly Reports for the Mortgaged Properties have been delivered by the Owners to the Lender pursuant to Section 13.01(b)(2).

                  "Trailing Three Month Period" means, for any specified date,
                   ---------------------------
         the three month period ending with the last day of the most recent calendar quarter for which the Quarterly Reports for the Mortgaged Properties have been delivered by the Owners to the Lender pursuant to
         Section 13.01(b)(2).

                  "Transfer" means (i) a sale, assignment, lease, pledge,
                   --------
         transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any estate, rights, title or interest in a Mortgaged Property, or any portion thereof, or (ii) a sale, assignment, pledge, transfer or other disposition of any interest in a TC Party other than to another TC Party, or (iii) the issuance or other creation of new ownership interests in a TC Party other than (a) sales of the stock of the REIT on the New York Stock Exchange (or other nationally recognized exchange) or (b) private placements of ownership interests in a TC Party that do not result in a Change of Control or any other partnership, corporation, real estate investment trust or other entity that has a direct or indirect ownership interest in a TC Party, or (iv) a merger or consolidation of a TC Party into another entity or of another entity into a TC Party other than into another TC Party, or (v) the reconstitution of a TC Party from one type of entity to another type of entity other than the conversion of an Owner to a limited partnership or a limited liability company if such conversion does not result in a Change of Control, or (vi) the amendment, modification or any other change in the governing instrument or instruments of such Person which has the effect of changing the relative powers, rights, privileges, voting rights or economic interests of the ownership interests in such Person so as to cause a Change of Control to occur. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under any Security Instrument or (ii) the Mortgaged Properties becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code.

                  "Triggering Event" means the occurrence of either (i) an Event
                   ----------------
         of Default or (ii) the Aggregate Debt Service Coverage Ratio for Advances Outstanding for the Trailing 12 Month Period becomes less than 115%.

                  "U.S. Government Securities" means securities that are direct
                   --------------------------
         obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged which are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank(as defined in Section 3(a)(2) of the United States Securities Act) as custodian with respect to any such U.S. Government Securities or a specific payment of principal of or interest on any such U.S. Government Securities held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt).

                  "Underwriting Rate" means (i) with respect to the portion of
                   -----------------
         the Revolving Facility Credit Commitment that is equal to or less than $75,000,000, 10.50% per annum, (ii) with respect to the portion of the Revolving Facility Credit Commitment in excess of $75,000,000 that becomes effective on the date hereof, 8.0% per annum, and (iii) with respect to the portion, if any, of the Revolving Facility Credit Commitment in excess of $75,000,000 that becomes effective after the date hereof, determined by Lender at the time such portion of the Revolving Facility Credit Commitment becomes effective.

                  "Unimproved Land" means any parcel of unimproved land
                   ---------------
         described on Exhibit O to this Agreement. The Unimproved Land is
                      ---------
         included as part of certain of the Initial Mortgaged Properties. Each parcel of Unimproved Land constitutes unimproved land on which an Owner could, subject to applicable zoning, land use and similar governmental restrictions, if any, construct a separate Multifamily Residential Property.

                  "Unused Capacity" shall have the meaning set forth in Section
                   ---------------
         14.01.

                  "Voting Equity Capital" means Securities or partnership
                   ----------------------
         interests of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

                                  ARTICLE II

                               THE CREDIT FACILITY

         SECTION 2.01.   The Credit Facility.
                         -------------------

                  SECTION 2.01(a)   Establishment of the Credit Facility. The
                                    ------------------------------------
         Lender hereby establishes the Credit Facility, which shall be comprised of the Base Facility and the Revolving Facility.

                  SECTION 2.01(b)   Establishment of the Base Facility.
                                    ----------------------------------

                               SECTION 2.01(b)(1)    Establishment. The Lender
                                                     -------------
                  hereby establishes the Base Facility, upon all of the terms of this Agreement.

                               SECTION 2.01(b)(2)    Base Facility Credit
                                                     --------------------
                  Commitment. Subject to the terms, conditions and limitations
                  ----------
                  of this Article, the Lender agrees to make an Advance to the Borrowers in the amount of the Base Facility Credit Commitment. Each Advance made to the Borrowers pursuant to this subsection (b)(2) shall be referred to as a "Base
                                                                    ----
                  Facility Advance." The Borrowers may not re-borrow any part of
                  ----------------
                  the Base Facility Advance which it has previously borrowed and repaid. Each Base Facility Advance shall be evidenced by a new Base Facility Note of one or more Borrowers (or an amendment to one or more existing Base Facility Notes) as designated in a Future Advance Request or, if in connection with a Conversion Request, comprised of the aggregate of separate Advances to each of the Borrowers, in proportion to the respective then-outstanding principal amounts of their separate Base Facility Notes, and any reference to a Base Facility Advance shall mean the aggregate of such separate Advances.

                  SECTION 2.01(c)   Establishment of Revolving Facility.
                                    -----------------------------------

                               SECTION 2.01(c)(1)    Establishment. The Lender
                                                     -------------
                  hereby establishes the Revolving Facility, upon all of the terms of this Agreement.

                               SECTION 2.01(c)(2)    Revolving Facility Credit
                                                     -------------------------
                  Commitment. Subject to the terms, conditions and limitations
                  ----------
                  of this Article, the Lender agrees, from time to time during the Revolving Facility Availability Period, after delivery of a Request for an Advance from the Property Company, to make Advances to the Property Company. Each Advance made to the Property Company pursuant to this subsection (c)(2) shall be referred to as a "Revolving Facility Advance." Subject to the
                                    --------------------------
                  terms, conditions and limitations of this Article, the Property Company may re-borrow any amounts under the Revolving Facility which it has previously borrowed and repaid under the Revolving Facility.

         SECTION 2.02.   Limitations on Commitment to Make Advances.
                         ------------------------------------------

                  SECTION 2.02(a)   Limitations on Base Facility Credit
                                    -----------------------------------
         Commitment. The Lender's obligations to make Base Facility Advances
         ----------
         pursuant to Section 2.01(b)(2) are subject to the following limitations:

                               SECTION 2.02(a)(1)    Base Facility Credit
                                                     --------------------
                  Commitment. The sum of the aggregate unpaid principal balance
                  ----------
                  of Base Facility Advances Outstanding at any time shall not exceed the Base Facility Credit Commitment.

                               SECTION 2.02(a)(2)    Maturity Date of Base
                                                     ---------------------
                  Facility Advances. The maturity date of each Base Facility
                  ------------------
                  Advance shall be the Credit Facility Termination Date.

                  SECTION 2.02(b)   Limitations on Revolving Facility Credit
                                    ----------------------------------------
         Commitment. The Lender's obligations to make Revolving Facility
         ----------
         Advances pursuant to Section 2.01(c)(2) are subject to the following limitations:

                               SECTION 2.02(b)(1)    Term. The Lender shall not
                                                     ----
                  be obligated to make any Revolving Facility Advances at any time after the expiration of the Revolving Facility Availability Period. The Lender shall not be obligated to make any Revolving Facility Advances which are not Rollover Advances at any time after the 90th day before the Credit Facility at Termination Date.

                               SECTION 2.02(b)(2)    Revolving Facility Credit
                                                     -------------------------
                  Commitment. The aggregate unpaid principal balance of
                  ----------
                  Revolving Facility Advances Outstanding at any time shall not exceed the Revolving Facility Credit Commitment.

                               SECTION 2.02(b)(3)    Maturity Date of Revolving
                                                     --------------------------
                  Facility Advances. Regardless of the date on which a Revolving
                  -----------------
                  Facility Advance is made, the maturity date of each Revolving Facility Advance shall be a date selected by the Property Company in its Request for the Revolving Facility Advance, which date shall occur--

                               (i)     on or after the date which completes
                                       three full months after the Closing Date for the Revolving Facility Advance;

                               (ii) on or before the date which completes nine full months after the Closing Date for the Revolving Facility Advance; and

                               (iii) on the first Business Day of a calendar month.

                  For these purposes, the year shall be deemed to consist of 12 30-day months. For example, the date which completes three full months after September 15 shall be

                  December 15; the date which completes three full months after November 30 shall be February 28, etc.

                               SECTION 2.02(b)(4)    Final Maturity Date. In no
                                                     -------------------
                  event shall the maturity date of a Revolving Facility Advance be later than the Credit Facility Termination Date.

                               SECTION 2.02(b)(5)    Payment of Discount and Fee
                                                     ---------------------------
                  Portion. The Lender shall not be obligated to make any
                  -------
                  Revolving Facility Advance unless the Property Company pays to the Lender, in advance, the Fee Portion for the Revolving Facility Advance allocable to the first full calendar month of the MBS backed by the Revolving Facility Advance and the entire Discount for the Revolving Facility Advance. After the issuance of the Revolving Facility Advance, the Fee Portion for the Revolving Facility Advance shall be payable monthly, in advance, on the first day of the second full calendar month of the MBS backed by the Revolving Facility Advance, and on each month thereafter until the maturity date of the MBS, in accordance with the terms of the Revolving Facility Note.

                  SECTION 2.02(c)   Limitations on any Advance. The Lender's
                                    --------------------------
         obligations to make any Advance are subject to the following additional limitations:

                               SECTION 2.02(c)(1)    Maximum Credit Commitment.
                                                     -------------------------
                  The sum of the aggregate unpaid principal balance of Base Facility Advances Outstanding and Revolving Facility
                  Advances Outstanding at any time shall not exceed the Maximum Credit Commitment.

                               SECTION 2.02(c)(2)    Minimum Request.
                                                     ---------------
                  Each Future Advance Request shall be in the minimum amount of $3,000,000.

                               SECTION 2.02(c)(3)    Satisfaction of Conditions
                                                     --------------------------
                  Precedent. All conditions precedent to the making of the
                  ---------
                  Advance must be satisfied within seven days after the date on which the Future Advance Request is made.

         SECTION 2.03.   Determination and Confirmation of Interest Rate and
                         ---------------------------------------------------
Other Terms of Each Advance. The interest rate applicable to each Advance (the
---------------------------
"Coupon Rate") and the other terms of the Advance shall be determined in
 -----------
accordance with the following procedure:

                  SECTION 2.03(a)   Quote. From time to time, at the request of
                                    -----
         the Borrowers, with respect to a Base Facility Advance, or the Property Company, with respect to a Revolving Facility Advance, the Lender shall quote to the Borrowers or the Property Company, as the case may be, an estimate of the MBS Pass-Through Rate for a Fannie Mae MBS backed by the proposed Advance. The term "MBS Pass-Through Rate" means, for a
                                         ---------------------
         specified Fannie Mae MBS, the interest rate (or, with respect to non-interest bearing MBS purchased at a discount from par, the imputed interest rate), as determined by the Lender, at which the specified Fannie Mae MBS would be purchased by arm's length institutional investors (i) with respect to each Base Facility
         Advance, at a price in a range between 99-1/2 and 100-1/2, and (ii) with respect to each Revolving Facility Advance, at the price bid by the institutional investors. The Lender's quote shall be based on (i) a solicitation of bids from institutional investors selected by the Lender and (ii) the proposed terms and amount of the Advance selected by the Borrowers or the Property Company, as the case may be. The quote shall not be binding upon the Lender.

                  SECTION 2.03(b)   Rate Setting. If the Borrowers or the
                                    ------------
         Property Company, as the case may be, satisfy all of the conditions to the Lender's obligation to make the Advance requested in the Request for the Advance delivered to the Lender, then the Borrowers or the Property Company, as the case may be, may select the MBS Pass-Through Rate by submitting to the Lender by facsimile transmission a completed and executed document, in the form attached as Exhibit P-1 or P-2 to this Agreement (the "Rate Setting Form"), as
            ------------------                         -----------------
         the case may be, before 1:00 p.m. Washington, D.C. time on any Business Day (the "Rate Setting Date"). The Rate Setting Form (i)
                            -----------------
         contains various factual certifications required by the Lender and
         (ii) specifies the amount, term, MBS Issue Date, MBS Delivery Date, Coupon Rate (the "Maximum Annual Coupon Rate"), Discount (if the
                           --------------------------
         Advance is a Revolving Facility Advance), Price and Closing Date for the Advance.

                  SECTION 2.03(c)   Rate Confirmation. Within one Business Day
                                    -----------------
         after receipt of the completed and executed Rate Setting Form, the Lender shall solicit bids from institutional investors selected by the Lender based on the information in the Rate Setting Form and, provided the actual Coupon Rate is at or below the Maximum Annual Coupon Rate, shall obtain a commitment for the purchase of a Fannie Mae MBS having the characteristics described in the related Rate Setting Form, and shall immediately deliver to the Borrowers or the Property Company, as the case may be, by facsimile transmission a completed document, in the form attached as Exhibit Q-1 or Q-2 to this Agreement (the "Rate
                          ------------------                         ----
         Confirmation Form"), as the case may be, confirming the amount, term,
         -----------------
         MBS Issue Date, MBS Delivery Date, Coupon Rate, the Discount (if the Advance is a Revolving Facility Advance), Price and Closing Date for the Advance.

                  SECTION 2.03(d)   Coupon Rate.
                                    -----------

                               SECTION 2.03(d)(1)    General. Except as
                                                     -------
                  otherwise provided in paragraph (2), the Coupon Rate for the Advance shall be the per annum rate equal to the sum of (i) the MBS Pass-Through Rate for the Advance selected on the Rate Setting Date, and (ii) with respect to a Base Facility Advance, the Fee Spread for the Base Facility Advance, or, with respect to a Revolving Facility Advance, the Fee Spread for the Revolving Facility Advance.

                               SECTION 2.03(d)(2)    Partial Month Interest.
                                                     ----------------------
                  Notwithstanding anything to the contrary in this Agreement, if an Advance is not made on the first day of a calendar month, the Coupon Rate for the Advance for the partial month period commencing on the Closing Date for the Advance and ending on the last day of the calendar month in which the Closing Date occurs shall be a rate determined by the Lender, based on the Lender's cost of funds, and approved in advance, in writing, by the Borrowers, pursuant to procedures mutually agreed upon by the Borrowers and the Lender.

                  SECTION 2.03(e)   Advance Confirmation Instrument. On or
                                    -------------------------------
         before the Closing Date for a Revolving Facility Advance, the Property Company shall execute and deliver to the Lender an instrument (the "Advance Confirmation Instrument"), in the form
                          -------------------------------
         attached as Exhibit R to this Agreement, confirming the amount, term,
                     ---------
         MBS Issue Date, MBS Delivery Date, Coupon Rate, Discount, Price and Closing Date for the Advance, and the obligation of the Property Company to repay the Revolving Facility Advance in accordance with the terms of the Revolving Facility Note and this Agreement.

         SECTION 2.04.   Special Amortization Requirements if Aggregate Debt
                         ---------------------------------------------------
Service Coverage Ratio for Advances Outstanding for the Trailing 12 Month Period
--------------------------------------------------------------------------------
Is Less than 125%. If the provisions of Section 13.07(c) relating to facility
-----------------
balancing are not applicable, and if at any time during the Term of this Agreement the Aggregate Debt Service Coverage Ratio for Advances Outstanding for the Trailing 12 Month Period is less than 125%, then, until such time as the Aggregate Debt Service Coverage Ratio for Advances Outstanding for the Trailing 12 Month Period is equal to or greater than 125%, the following provisions shall apply at the Lender's option:

                  (a) the Property Company shall pay principal amortization on the Revolving Facility Advances, payable on the first day of each calendar month (commencing with the calendar month following the calendar month in which the Property Company receives a notice from the Lender stating that the Aggregate Debt Service Coverage Ratio for the Advance Outstanding for the Trailing 12 Month Period is less than 125%), in an amount equal to $600,000 per month; and

                  (b) the Maximum Credit Commitment and the Revolving Facility Credit Commitment shall each be reduced, as of the first day of each calendar month (commencing with the calendar month following the calendar month in which the Property Company receives a notice from the Lender stating that the Aggregate Debt Service Coverage Ratio for the Advance Outstanding for the Trailing 12 Month Period is less than 125%), in an amount equal to $600,000 per month.

If, on the date on which the Property Company pays the principal amortization, no Revolving Facility Advances are then due and payable, the Lender shall hold the payments in an interest-bearing account in a financial institution selected by the Property Company and approved by the Lender, as additional Collateral for the Credit Facility, until the next date on which Revolving Facility Advances are due and payable, at which time the Lender shall apply the amounts, including accrued interest, held by it to the amounts of the Revolving Facility Advances due and payable. If, at any time during the period in which the Property Company is paying principal amortization under this Section, there are no Revolving Facility Advances Outstanding, the principal amortization shall be paid by the Borrowers and the Lender shall hold the payments in an interest-bearing account in a financial institution selected by the Property Company and approved by the Lender, as additional Collateral for the Credit Facility, until the next maturity date of any Base Facility Advance, at which time such amount shall be applied to the principal of the Base Facility Advance to be repaid. If the Revolving Facility Credit Commitment is reduced pursuant to this Section and, thereafter, the Aggregate Debt Service Coverage Ratio for the Advances Outstanding for the Trailing 12 Month Period is equal to or greater than 125%, the Revolving Facility Credit Commitment shall be increased by the amount by which it had previously been reduced under this Section.

         SECTION 2.05.   Defeasance. With respect to the Initial Advance, the
                         ----------
defeasance conditions set forth in Exhibit Z shall apply. With respect to any
                                   ---------
Base Facility Advance made on or after the date hereof or at such time as the Borrower elects to convert all or a portion of any Revolving Facility Advance to a Base Facility Advance pursuant to this Agreement, the Borrower shall select defeasance or yield maintenance with respect to Base Facility Advances on the Conversion Request or Expansion Advance Request for the first Base Facility Advance made on or after the date hereof. If defeasance is selected, this
Section 2.05 shall apply. The election of the Borrower as to defeasance or yield maintenance in the first Base Facility Advance made on or after the date hereof shall apply to all Base Facility Advances (other than the Initial Advance) during the term of this Agreement. Base Facility Advances may, at the option of the Borrowers, be prepaid pursuant to the terms and conditions of the "Prepayment Provisions" of the Base Facility Notes; provided that Base Facility Advances may be defeased pursuant to the terms and conditions of this Section.

                  (a)     Conditions. Subject to Section 2.05(d), the Borrower
                          ----------
         shall have the right to obtain the release of Mortgaged Properties from the lien of the related Security Instruments (and all collateral derived from such Mortgaged Properties, including assignment of leases, fixture filings and other documents and instruments evidencing a lien or security interest in the Borrower's assets except the Substitute Collateral shall be released) upon the satisfaction of all of the following conditions:

                           (1)      Defeasance Notice. The Borrower shall give
                                    -----------------
                  Lender a notice (the "Defeasance Notice"), in the manner
                                        -----------------
                  specified in Section 2.05(g)(4), on a form provided by Lender, specifying a Business Day (the "Defeasance Closing
                                                          ------------------
                  Date") which the Borrower desires to consummate the
                  ----
                  Defeasance. The Defeasance Closing Date specified by the Borrower may not be more than 45 calendar days, nor less than 30 calendar days, after the date on which the Defeasance Notice is received by Lender. The Borrower shall also specify in the Defeasance Notice the name, address and telephone number of the Borrower for notices pursuant to
                  Section 2.05(g)(4). The form Defeasance Notice provided by Lender specifies: (i) which Mortgaged Properties the Borrower proposes to be released, provided that any Mortgaged Property securing only Base Facility Advances must be among the Mortgaged Properties proposed to be released;
                  (ii) the name, address and telephone number of Lender for notices pursuant to Section 2.05(g)(4); (iii) the account(s) to which payments to Lender are to be made; (iv) whether a Fannie Mae Investment Security will be offered for use as the Substitute Collateral and, if not, that U.S. Treasury

                  Securities will be the Substitute Collateral; (v) whether the Successor Borrower will be designated by Lender or the Borrower; and (vi) if a Fannie Mae Investment Security is offered for use as the Substitute Collateral, the Defeasance Notice shall also include the amount of the Defeasance Commitment Fee.

                  Any applicable Defeasance Commitment Fee must be paid by the Borrower and received by Lender no later than the date and time when Lender receives the Defeasance Notice from the Borrower.

                           (2)      Confirmation. After Lender has confirmed
                                    ------------
                  that the Defeasance is then permitted as provided in Section 2.05(d), and has confirmed that the terms of the Defeasance Notice are reasonably acceptable to Lender, Lender shall, with reasonable promptness, notify the Borrower of such confirmation by signing the Defeasance Notice, attaching the Annual Yields for the Mortgage Payments beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date (if a Fannie Mae Investment Security is offered as Substitute Collateral) and transmitting the signed Defeasance Notice to the Borrower pursuant to Section 2.05(g)(4). If, after Lender has notified the Borrower of its confirmation in accordance with the foregoing, Lender does not receive the Defeasance Commitment Fee within five (5) Business Days after the Defeasance Notice Effective Date, then the Borrower's right to obtain Defeasance pursuant to that Defeasance Notice shall terminate.

                           (3)      Substitute Collateral. On or before the
                                    ---------------------
                  Defeasance Closing Date, the Borrower shall deliver to Lender a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion (the "Pledge
                                                                      ------
                  Agreement"), creating a first priority perfected security
                  ---------
                  interest in favor of Lender in substitute collateral constituting an Investment Security (the "Substitute
                                                            ----------
                  Collateral"). The Pledge Agreement shall provide the
                  ----------
                  Borrower's authorization and direction that all interest on, principal of and other amounts payable with respect to the Substitute Collateral shall be paid directly to Lender to be applied to Mortgage Payments due under the Base Facility Note subject to Defeasance. If the Substitute Collateral is issued in a certificated form and the Borrower has possession of the certificate, the certificate shall be endorsed (either on the certificate or on a separate writing attached thereto) by the Borrower as directed by Lender and delivered to Lender. If the Substitute Collateral is issued in an uncertificated form, or in a certificated form but the Borrower does not have possession of the certificate, the Borrower shall execute and deliver to Lender all documents and instruments required by Lender to create in Lender's favor a first priority perfected security interest in such Substitute Collateral, including a securities account control agreement or any other instrument or document required to perfect a security interest in each Substitute Collateral.

                           (4)      Closing Documents. The Borrower shall
                                    ------------------
                  deliver to Lender on or before the Defeasance Closing Date the documents described in Section 2.05(b).

                           (5)      Amounts Payable by the Borrower. On or
                                    -------------------------------
                  before the Defeasance Closing Date, the Borrower shall pay to Lender an amount equal to the sum of:

                                    (A)     the Next Scheduled P&I Payment;

                                    (B)     all other sums then due and payable
                                            under the Base Facility Note subject
                                            to Defeasance, the Security
                                            Instruments related to the Mortgaged
                                            Properties to be released; and

                                    (C)     all reasonable costs and expenses
                                            incurred by Lender or Servicer in
                                            connection with the Defeasance,
                                            including the fees and disbursements
                                            of Lender's or Servicer's legal
                                            counsel.

                           (6)      Defeasance Deposit. If a Fannie Mae
                                    ------------------
                  Investment Security will be the Substitute Collateral, then, on or before 3:00 p.m., Washington, D.C. time, on the Defeasance Closing Date, the Borrower shall pay the Defeasance Deposit (reduced by the Defeasance Commitment Fee) to Lender to be used by Lender to purchase the Fannie Mae Investment Security as the Borrower's agent.

                           (7)      Covenants, Representations and Warranties.
                                    -----------------------------------------
                  On the Defeasance Closing Date, all of the covenants of the TC Parties set forth in this Agreement and all of the representations and warranties of the TC Parties set forth in this Agreement are true and correct in all material respects.

                           (8)      Geographical Diversification. If, as a
                                    ----------------------------
                  result of the Defeasance, Lender determines that the geographical diversification of the Collateral Pool is compromised (whether or not the Geographical Diversification Requirement is met), Lender may require that the Borrower add or substitute Multifamily Residential Properties to the Collateral Pool in a number and having a valuation required to restore the Geographical Diversification of the Collateral Pool to a level at least as diverse as before the Defeasance.

                  (b)      Closing Documents. The documents required to be
                           ------------------
         delivered to Lender on or before the Defeasance Closing Date pursuant to Section 2.05(a)(4) are:

                           (1) an opinion of counsel for the Borrower, in form and substance satisfactory to Lender, to the effect that Lender has a valid and perfected lien and security interest of first priority in the Substitute Collateral and the principal and interest payable thereunder;

                           (2) an opinion of counsel for the Borrower, in form and substance satisfactory to Lender, that the Defeasance, including both Borrowers granting to Lender of a lien and security interest in the Substitute Collateral and the assignment and assumption by Successor Borrower, and each of them, when considered in combination and separately, are not subject to avoidance under any applicable federal or state laws, including Sections 547 and 548 of the U.S. Bankruptcy Code;

                           (3) if a Fannie Mae Investment Security is not used as Substitute Collateral, and unless waived by Lender, a certificate in form and substance satisfactory to Lender, issued by an independent certified public accountant, or financial institution, approved by Lender, to the effect that the Substitute Collateral will generate the Scheduled Defeasance Payments;

                           (4) unless waived by Lender, an opinion of counsel for the Borrower in form and substance satisfactory to Lender, that the Defeasance will not result in a "sale or exchange" of any Base Facility Note within the meaning of
                  Section 1001(c) of the Internal Revenue Code and the temporary and final regulations promulgated thereunder;

                           (5) such other opinions, certificates, documents or instruments as Lender may reasonably request; and

                           (6)      three counterparts of the executed
                  Assignment and Assumption Agreement described in Section 2.05(e).

                  (c)      Release. Upon the Borrower's compliance with the
                           -------
         requirements of Sections 2.05(a)(1) through (6), the Mortgaged Properties shall be released from the lien of the Security Instruments (and all collateral derived from such Mortgaged Properties, including assignments of leases, fixture filings and other documents and instruments evidencing a lien or security interest in the TC Parties' assets [except the Substitute Collateral] shall be released). Lender shall, with reasonable promptness, execute and deliver to the Borrower, at the Borrower's cost and expense, any additional documents reasonably requested by the TC Parties in order to evidence or confirm the release of Lender's liens and security interests described in the immediately preceding sentence.

                  (d)      Defeasance Not Allowed. The Borrower shall not have
                           ----------------------
         the right to obtain Defeasance at any of the following times:

                           (1) before the third anniversary of the date of the relevant Base Facility Note;

                           (2)      after the expiration of the Defeasance
                  Period; or

                           (3) after Lender has accelerated the maturity of the unpaid principal balance of, accrued interest on, and other amounts payable under, any Note pursuant to Paragraph 6 of such Note.

                  (e)      Assignment and Assumption. Upon the Borrower's
                           -------------------------
         compliance with the requirements of Section 2.05(a), the Borrower shall assign all its obligations and rights under the relevant Base Facility Note, together with the Substitute Collateral, to a successor entity (the "Successor Borrower") designated by Lender or, if not so
               ------------------
         designated by Lender, designated by the Borrower and acceptable to Lender in its sole discretion. The TC Parties and Successor Borrower shall execute and deliver to Lender an assignment and assumption agreement on a form provided by Lender (the "Assignment and Assumption
                                                      -------------------------
         Agreement"). The Assignment and Assumption Agreement shall provide for
         ---------
         (i) the transfer and assignment by the Borrower to Successor Borrower of the Substitute Collateral, subject to the lien and security interest in favor of Lender, (ii) the assumption by Successor Borrower of all liabilities and obligations of the Borrower under the relevant Base Facility Note, and (iii) the release by Lender of the relevant Owner from all liabilities and obligations under the relevant Base Facility Note and all Obligations related thereto. Lender shall, at the Borrower's request and expense, execute and deliver releases, reconveyances and security interest terminations with respect to the released Mortgage Properties and all other collateral held by Lender (except the Defeasance Deposit). The Assignment and Assumption Agreement shall be executed by Lender with a counterpart to be returned by Lender to the Borrower and Successor Borrower thereafter; provided, however, in all events that it shall not be a condition of Defeasance that the Assignment and Assumption Agreement be executed by Lender, or any Successor Borrower that is designated by Lender.

                  (f)      Agent. If the Defeasance Notice provides that Lender
                           -----
         will make available a Fannie Mae Investment Security for purchase by the Borrower for use as the Substitute Collateral, the Borrower hereby authorizes Lender to use, and appoints Lender as its agent and attorney-in-fact for the purpose of using, the Defeasance Deposit (including any portion thereof that constitutes the Defeasance Commitment Fee) to purchase a Fannie Mae Investment Security.

                  (g)      Administrative Provisions.
                           -------------------------

                           (1)      Fannie Mae Security Liquidated Damages. If
                                    --------------------------------------
                  the Borrower timely pays the Defeasance Commitment Fee, and Lender and the Borrower timely transmits a signed facsimile copy of the Defeasance Notice pursuant to Section 2.05(a)(2), but the Borrower fails to perform its other obligations under Sections 2.05(a) and Section 2.05(e), Lender shall have the right to retain the Defeasance Commitment Fee as liquidated damages for the Borrower's default, as Lender's sole and exclusive remedy, and, except as provided in Section 2.05(g)(2), the Borrower shall be released from all further obligations under this Section 2.05. The Borrower acknowledges that, from and after the date on which Lender has executed the Defeasance Notice under Section 2.05(a)(2) and the Borrower has delivered the Defeasance Commitment Fee, Lender will incur financing costs in arranging and preparing for the purchase of the Substitute Collateral and in arranging and preparing for the release of the Mortgaged Properties from the lien of the Security Instruments in reliance on the executed Defeasance Notice. The Borrower agrees that the Defeasance Commitment Fee represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Agreement, of the damages Lender will incur by reason of the Borrower's default.

                           (2)      Third Party Costs. In the event that the
                                    -----------------
                  Defeasance is not consummated on the Defeasance Closing Date for any reason, the Borrower agrees to reimburse Lender and Servicer for all reasonable third party costs and expenses

                  (other than financing costs covered by Section 4.0l(g)(1) above), including attorneys' fees and expenses, incurred by Lender in reliance on the executed Defeasance Notice, within 10 Business Days after the Borrower receives a written demand for payment, accompanied by a statement, in reasonable detail, of Lender's and Servicer's third party costs and expenses.

                           (3)      Payments. All payments required to be made
                                    --------
                  by the Borrower to Lender or Servicer pursuant to this Section
                  2.05 shall be made by wire transfer of immediately available finds to the account(s) designated by Lender or Servicer, as the case may be, in the Defeasance Notice.

                           (4)      Notice. The Defeasance Notice delivered
                                    ------
                  pursuant to this Section 4.0l(g)(4) shall be in writing and shall be sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted and the telephone number of the recipient's telecopier or facsimile machine (or shall be sent by any distribution media, whether currently existing or hereafter developed, including electronic mail and internet distribution, as approved by Lender). Any notice so sent addressed to the parties at their respective addresses designated in the Defeasance Notice pursuant to Section 2.05(a), shall be deemed to have been received on the date and time indicated on the transmission report of recipient. To be effective, the Borrower must send the Defeasance Notice (as described above) so that Lender receives the Defeasance Notice no earlier than 11:00 a.m. and no later than 3:00 p.m. Washington, D.C. time on a Business Day.

                  (h)      Definitions. For purposes of this Section 2.05, the
                           -----------
         following terms shall have the following meanings:

                           (1)      The term "Annual Yield" means the yield for
                                              -------------
                  the theoretical zero coupon U.S. Treasury Security as calculated from the current "on-the-run" U.S. Treasury yield curve with a term to maturity that most closely matches the Applicable Defeasance Term for the Mortgage Payment, as published by Fannie Mae on MORNET(R) (or in an alternative electronic format) at 2:00 p.m. Washington, D.C. time on the Business Day that Lender receives the Defeasance Notice in accordance with Section 2.05(g)(4). If the publication of yields on MORNET(R) is unavailable, Lender shall determine yields from another source reasonably determined by Lender.

                           (2)      The term "Applicable Defeasance Term" means,
                                              ---------------------------
                  in the case of each Mortgage Payment, the number of calendar months, based on a year containing 12 calendar months with 30 days each, in the period beginning on the first day of the first calendar month after the Defeasance Closing Date to March 30, 2007.

                           (3)      The term "Defeasance" means the transaction
                                              -----------
                  in which all (but not less than all) of the Mortgaged Properties are released from the lien of the Security Instruments and Lender receives, as substitute collateral, a valid and perfected lien and security interest of first priority in the Substitute Collateral and the principal and interest payable thereunder.

                           (4)      The term "Defeasance Commitment Fee" means
                                              --------------------------
                  the amount specified in the Defeasance Notice as the Borrower's good faith deposit to ensure performance of its obligations under this Section, which shall equal two percent (2%) of the aggregate unpaid principal balance of the Base Facility Note subject to Defeasance as of the Defeasance Notice Effective Date, if the Successor Borrower is designated by the Borrower under Section 2.05(e), or one percent (1%) of the aggregate unpaid principal balance of the Base Facility Note subject to Defeasance as of the Defeasance Notice Effective Date if the Successor Borrower is designated by Lender under Section 2.05(e). No Defeasance Commitment Fee will be applicable if U.S. Treasury Securities are specified in the Defeasance Notice as the applicable Investment Security.

                           (5)      The term "Defeasance Deposit" means an
                                              -------------------
                  amount equal to the sum of the present value of each Mortgage Payment that becomes due and payable during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on March 30, 2007, where the present value of each Mortgage Payment is determined using the following formula:

                                    the amount of the Mortgage Payment
                                    --------------------------------------------
                                          (1 + (the Annual Yield/12))n

                           For this purpose, the last Mortgage Payment due and payable on the Stated Maturity Date shall include the amounts that would constitute the unpaid principal balance of the Base Facility Note subject to Defeasance on the Stated Maturity Date if all prior Mortgage Payments were paid on their due dates and "n" shall equal the Applicable Defeasance Term.

                           (6)      The term "Defeasance Period" means the
                                              ------------------
                  period beginning on the earliest permitted date determined under Section 2.05(d)(l) and ending on March 30, 2007.

                           (7)      The term "Defeasance Notice Effective Date"
                                              ---------------------------------
                  means the date on which Lender provides confirmation of the Defeasance Notice pursuant to Section 2.05(a)(2).

                           (8)      The term "Fannie Mae Investment Security"
                                              -------------------------------
                  means any bond, debenture, note, participation certificate or other similar obligation issued by Fannie Mae in connection with the Defeasance which provides for Scheduled Defeasance Payments beginning in the second calendar month after the Defeasance Closing Date.

                           (9)      The term "Investment Security" means:
                                              --------------------

                                    (A)     If offered by Lender pursuant to the
                           Defeasance Notice, a Fannie Mae Investment Security purchased in the manner described in Sections 2.05(a)(6) and 2.05(f), and

                                    (B)     If no Fannie Mae Investment
                           Security is offered by Lender pursuant to the Defeasance Notice, U.S. Treasury Securities.

                           (10)     The term "Mortgage Payment" means the amount
                                              -----------------
                  of each regularly scheduled monthly payment of principal and interest due and payable under the Base Facility Note subject to Defeasance during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date, and the amount that would constitute the aggregate unpaid principal balance of the Base Facility Note subject to Defeasance on the Stated Maturity Date if all prior Mortgage Payments were paid on their due dates.

                           (11)     The term "Next Scheduled P&I Payment" means
                                              ---------------------------
                  an amount equal to the monthly installment of principal and interest due under the Base Facility Note subject to Defeasance on the first day of the first calendar month after the Defeasance Closing Date.

                           (12)     The term "Scheduled Defeasance Payments"
                                              ------------------------------
                  means payments prior and as close as possible to (but in no event later than) the successive scheduled dates on which Mortgage Payments are required to be paid under the Base Facility Note subject to Defeasance and in amounts equal to or greater than the scheduled Mortgage Payments due and payable on such dates under the Base Facility Note subject to Defeasance.

                           (13)     The term "Stated Maturity Date" means the
                                              ---------------------
                  Maturity Date specified in the Base Facility Note subject to Defeasance determined without regard to Lender's exercise of any right of acceleration of the Base Facility Note subject to Defeasance.

                           (14)     The term "U.S. Treasury Securities" means
                                              -------------------------
                  direct, non-callable and non-redeemable obligations of the United States of America which provided for Scheduled Defeasance Payments beginning in the second calendar month after the Defeasance Closing Date.

         SECTION 2.06      Cross-Default and Cross-Remedy. While each Note
                           ------------------------------
represents a separate and independent obligation of each Borrower, the Borrowers nevertheless agree that if any Borrower fails to pay fully, when due, any amount payable under any Note or any other Loan Document, then the Lender may elect to treat such default with respect to such Note or other Loan Document as being a default under the Note, Guaranty and Security Instruments of each other Borrower. It is a material part of the consideration for the Lender's execution and delivery of this Agreement that there cannot occur an Event of Default with respect to one TC Party or one Mortgaged Property or under one Note or other Loan Document, without the occurrence of such Event of Default constituting, and resulting in, an Event of Default with respect to all TC Parties, all Mortgaged Properties, all Notes, this

Agreement and the other Loan Documents. Accordingly, the Borrowers expressly agree that irrespective of the actual payments made by any of them under the Notes, this Agreement or the other Loan Documents, if the aggregate amount actually paid is not sufficient to pay fully and timely all such Obligations, then an Event of Default shall be deemed to exist as to all of the Loan Documents of all TC Parties, notwithstanding that the amount paid was sufficient to pay fully some but not all of the amounts then due and owing with respect to the Notes or other Obligations. Nothing in this Section shall be construed to prohibit one TC Party from paying or performing Obligations on behalf of another TC Party or limit in any way the liability of any TC Party under this Agreement or the other Loan Documents.

                                  ARTICLE III

                                INITIAL ADVANCES

         SECTION 3.01.   Request.
                         -------

                  (a) On the Initial Closing Date, the Lender made the Initial Advance.

                  (b)   The Borrowers hereby make a request (the "Expansion
                                                                  ---------
         Advance Request") for the Lender to make the Expansion Advance. If all
         ---------------
         conditions contained in Section 3.02 are satisfied, on or before the date hereof, the Lender shall make the Expansion Advance on the date hereof, or on another date selected by the Borrowers and approved by the Lender.

         SECTION 3.02.   Conditions Precedent to Expansion Advance. The
                         -----------------------------------------
obligation of the Lender to make the Expansion Advance is subject to the following conditions precedent:

                  SECTION 3.02(a) The delivery to the Title Company, and the filing and/or recording in all applicable jurisdictions, of all applicable Loan Documents required by the Lender, including duly executed and delivered original copies of amendments to the Initial Security Instruments and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to amend the applicable Initial Security Instruments and any other Loan Documents;

                  SECTION 3.02(b) The satisfaction of all General Conditions set forth in Article XI.

                                  ARTICLE IV

                                FUTURE ADVANCES

         SECTION 4.01.   Procedure for Obtaining Future Advances.
                         ---------------------------------------

                  SECTION 4.01(a)   Request. In order to obtain a Future
                                    -------
         Advance, the Property Company (if the Future Advance is a Revolving Facility Advance) or the Borrowers (if the Future Advance is a Base Facility Advance) may from time to time deliver a written request for a Future Advance (a "Future Advance Request") to the Lender, in the form
                            ----------------------
         attached as Exhibit S-1 or S-2 to this Agreement, as the case may be.
                     ------------------
         Each Future Advance Request shall be accompanied by (and no Future Advance Request shall be effective unless it is accompanied by) the following:

                                    (i)     a designation of the amount of the
                      Future Advance requested;

                                   (ii)     if the Future Advance Request is
                      for a Revolving Facility Advance, a designation of the maturity date of the Revolving Facility Advance; and

                                  (iii)     all documents, instruments and
                      certificates required to be delivered pursuant to the conditions contained in Section 4.02.

                  SECTION 4.01(b)   Closing. If all conditions contained in
                                    -------
         Section 4.02 are satisfied, and the Lender has delivered the Rate Confirmation Form to the Borrowers or the Property Company, as the case may be, the Lender shall make the Future Advance requested in the Future Advance Request, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring not more than 10 Business Days after the Lender's receipt of the Future Advance Request, the Borrowers' or the Property Company's receipt of the Rate Confirmation Form, and the satisfaction of all conditions contained in Section 4.02.

         SECTION 4.02.   Conditions Precedent to Future Advances. The
                         -----------------------------------------
obligation of the Lender to make Future Advances is subject to the following conditions precedent:

                  SECTION 4.02(a) With respect to any Future Advances (other than Rollover Advances), after giving effect to the requested Future Advance, the Aggregate Debt Service Coverage Ratio for the Advances Outstanding for the Trailing 12 Month Period is not less than 150%;

                  SECTION 4.02(b) Receipt by the Lender of a facsimile copy of the Advance Confirmation Instrument (if a Revolving Facility Advance), duly executed by the Property Company, with an undertaking on the part of the Property Company to deliver the original of the Advance Confirmation Instrument to the Lender on the Closing Date;

                  SECTION 4.02(c) For any Title Insurance Policy not containing a Revolving Credit Endorsement, receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 4.02(d) With respect to any Revolving Facility Advance issued under the Revolving Facility (other than Rollover Advances), the delivery to the Lender of a Cap complying with all of the terms and conditions of Article XX; and

                  SECTION 4.02(e) The satisfaction of all General Conditions set forth in Article XI.

                                   ARTICLE V

               CONVERSION OF REVOLVING FACILITY CREDIT COMMITMENT
                       TO BASE FACILITY CREDIT COMMITMENT

         SECTION 5.01.   Right to Convert. Subject to the terms, conditions and
                         ----------------
limitations set forth in this Article, the Borrowers shall have the right, at any time or from time to time before March 31, 2005, to convert all or a portion of a Revolving Facility Credit Commitment to the Base Facility Credit Commitment, in which event the Revolving Facility Credit Commitment shall be reduced by, and the Base Facility Credit Commitment shall be increased by, the amount of the conversion.

         SECTION 5.02.   Procedure for Obtaining Conversion.
                         ----------------------------------

                  SECTION 5.02(a)   Request. In order to obtain a conversion of
                                    -------
         all or a portion of the Revolving Facility Credit Commitment to the Base Facility Credit Commitment, the Borrowers may from time to time deliver a written request for a conversion (a "Conversion Request") to
                                                        ------------------
         the Lender, in the form attached as Exhibit T to this Agreement. Each
                                             ---------
         Conversion Request shall be accompanied by (and no Conversion Request shall be effective unless it is accompanied by) the following:

                           (i)      A designation of the amount of the
                  conversion;

                           (ii) A designation of any Revolving Facility Advances Outstanding which will be prepaid on the Closing Date for the conversion; and

                           (iii) All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 5.04.

                  SECTION 5.02(b)   Closing. If none of the limitations
                                    -------
         contained in Section 5.03 is violated, and all conditions contained in
         Section 5.04 are satisfied, the Lender shall permit the requested conversion, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 15 Business Days after the Lender's receipt of the Conversion Request and the satisfaction of all conditions contained in Section 5.04, by executing and delivering, all at the sole cost and expense of the Borrowers, an amendment to this Agreement, in the form attached as Exhibit U to this Agreement, together with all amendments to the Notes
         ---------
         and Security Documents and other applicable

         Loan Documents, in form and substance satisfactory to the Lender, reflecting the change in the Base Facility Credit Commitment and the Revolving Facility Credit Commitment. The documents and instruments referred to in the preceding sentence are referred to in this Article as the "Conversion Documents."
                 --------------------

         SECTION 5.03. Limitations on Right to Convert. The right of the
                       -------------------------------
Borrowers to convert all or a portion of the Revolving Facility Credit Commitment to the Base Facility Credit Commitment is subject to the following limitations:

                           SECTION 5.03(a) Closing Date. The Closing Date shall
                                           ------------
                  occur on or before March 31, 2005.

                           SECTION 5.03(b) Minimum Request. Each Request for a
                                           ---------------
                  conversion shall be in the minimum amount of $5,000,000.

                           SECTION 5.03(c) Maximum Conversion Right. If, after
                                           ------------------------
                  the conversion, the aggregate unpaid principal balance of all Revolving Facility Advances Outstanding will exceed the Revolving Facility Credit Commitment, the Borrowers shall be obligated to prepay, on or before the Closing Date for the conversion, an amount of Revolving Facility Advances Outstanding which is at least equal to the amount of the excess.

                           SECTION 5.03(d) Prepayment in Full. Any Revolving
                                           ------------------
                  Facility Advance to be prepaid in accordance with this Article must be prepaid in full, not in part.

         SECTION 5.04.   Conditions Precedent to Conversion. The right of the
                         ----------------------------------
Borrowers to convert all or a portion of the Revolving Facility Credit Commitment to the Base Facility Credit Commitment and the obligation of the Lender to deliver the Conversion Documents on the Closing Date are subject to the following conditions precedent:

                  SECTION 5.04(a) Either:

                           (1) on the date on which the closing of the Conversion Request occurs:

                                    (i) one or more of the Borrowers shall have
                           requested and shall have received a Base Facility Advance which is allocable to the increase in the Base Facility Credit Commitment requested in the Conversion Request in an amount as to each such Borrower requested by the Borrowers and approved by the Lender in its discretion; and

                                    (ii) the Coupon Rate for such Base Facility
                           Advance is equal to or less than the Underwriting
                           Rate;

                  or

                           (2)      after giving effect to the requested
                           conversion:

                                    (i) the Aggregate Facility Debt Service
                           Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period;

                                    (ii) the Aggregate Facility Debt Service
                           Coverage Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                                    (iii) the Aggregate Loan to Value Ratio for
                           the Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

                  SECTION 5.04(b) Payment by the Property Company in full of any Revolving Facility Advances Outstanding which the Property Company has designated for prepayment, including any charges under the Revolving Facility Advance;

                  SECTION 5.04(c) Receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 5.04(d) Receipt by the Lender of one or more counterparts of each Conversion Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Conversion Document; and

                  SECTION 5.04(e) The satisfaction of all General Conditions set forth in Article XI.

                                  ARTICLE VI

                            ADDITIONS OF COLLATERAL

         SECTION 6.01. Right to Add Collateral. Subject to the terms and
                       -----------------------
conditions of this Article, the Borrowers shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pool in accordance with the provisions of this Article.

         SECTION 6.02.   Procedure for Adding Collateral.
                         -------------------------------

                  SECTION 6.02(a) Request. In order to add a Multifamily
                                  -------
         Residential Property to the Collateral Pool, the Borrowers may, not more than once each calendar quarter, deliver a written request (the "Collateral Addition Request") to the Lender, in
                               ---------------------------
         the form attached as Exhibit V to this Agreement, to add an Additional
                              ---------
         Mortgaged Property to the Collateral Pool. Each Collateral Addition Request shall be accompanied by (and no Collateral Addition Request shall be effective unless it is accompanied by) the following:

                  (1) The information relating to the proposed Additional Mortgaged Property required by the form attached as Exhibit W to this
                                                             ---------
         Agreement (the "Collateral Addition Description Package"), as amended
                         ---------------------------------------
         from time to time to include information required under the DUS Guide;

                  (2) The payment of all Additional Collateral Due Diligence Fees pursuant to Sections 14.04(b); and

                  (3) All documents, instruments, and certificates required to be delivered pursuant to the conditions contained in Section 6.03.

                  SECTION 6.02(b) Additional Information. The Borrowers shall
                                  ----------------------
         promptly deliver to the Lender any additional information concerning the proposed Additional Mortgaged Property that the Lender may from time to time reasonably request.

                  SECTION 6.02(c) Underwriting. The Lender shall evaluate the
                                  ------------
         proposed Additional Mortgaged Property, and shall make underwriting determinations as to the Aggregate Facility Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period applicable to the Collateral Pool, on the basis of 12 Month Valuations made with respect to the proposed Additional Mortgaged Property, and otherwise in accordance with Fannie Mae's DUS Underwriting Requirements, as determined in Lender's discretion. The amount of any increase in the Maximum Credit Commitment resulting from the addition of any Additional Mortgaged Properties shall be determined in accordance with Section 8.06. Within 25 Business Days after receipt of (i) the Collateral Addition Request for the proposed Additional Mortgaged Property and (ii) all reports, certificates and documents to be prepared by third parties in connection with the underwriting requirements, the Lender shall notify the Borrowers whether or not it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool and, if it shall so consent, shall set forth the Aggregate Facility Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period which it estimates shall result from the addition of the proposed Additional Mortgaged Property to the Collateral Pool. If the Lender declines to consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Lender shall include, in its notice, a brief statement of the reasons for doing so. Within five Business Days after receipt of the Lender's notice that it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrowers shall notify the Lender whether or not they elect to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool. If the Borrowers fail to respond within the period of five Business Days, they shall be conclusively deemed to have elected not to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool.

                  SECTION 6.02(d) Closing. If, pursuant to subsection (c), the Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrowers timely elect to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool and all conditions contained in Section 6.03 are satisfied, the Lender shall permit the proposed Additional Mortgaged Property to be added to the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within five Business Days after the Lender's receipt of the Borrowers[] election and the satisfaction of all conditions contained in Section 6.03.

           SECTION 6.03. Conditions Precedent to Addition of an Additional
                         -------------------------------------------------
Mortgaged Property to the Collateral Pool. The right of the Borrowers to add an
------------------------------------------
Additional Mortgaged Property to the Collateral Pool on the Closing Date applicable to the Additional Mortgaged Property is subject to the following conditions precedent:

                      SECTION 6.03(a) On the Closing Date for the addition of the Additional Mortgaged Property to the Collateral
                      Pool:

                      (A) If the addition of an Additional Mortgaged Property is completed prior to the date one year after the date hereof:

                                (i) the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period;

                                (ii) the Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                                (iii) the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

                      (B) If the addition of an Additional Mortgaged Property is completed on or after the date one year after the date hereof:

                                (i) each of the items in (A) above shall be satisfied;

                                (ii) the Debt Service Coverage Ratio for the Trailing 12 Months for the Additional Mortgaged Property is not less than 150%; and

                                (iii)    the Loan to Value Ratio for the
                      Trailing 12 Month Period for the Additional Mortgaged Property shall be not more than 65%.

                      SECTION 6.03(b) To the extent an Expansion Origination Fee has not been paid in connection with an Advance related to an Additional Mortgaged Property, the payment by the Borrowers of the Collateral Addition Fee;

                      SECTION 6.03(c) The delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions as of the Closing Date, all applicable Collateral Addition Loan Documents required by the Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate instruments, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Collateral Addition Loan Document creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

                      SECTION 6.03(d) If the Title Insurance Policy for the Additional Mortgaged Property contains a Tie-In Endorsement, an endorsement to each other Title Insurance Policy containing a Tie-In Endorsement, adding a reference to the Additional Mortgaged Property;

                      SECTION 6.03(e) In the event the Additional Mortgaged Property is owned by a Person who is not an Owner, such Person shall execute a Guaranty, by which it is added as an Owner and agrees to guarantee all of the TC Parties' obligations under this Agreement and the other Loan Documents and such Guaranty shall be secured by a Security Instrument granted by such Person; and

                      SECTION 6.03(f) The satisfaction of all General Conditions set forth in Article XI.

           SECTION 6.04. Certain Unimproved Land. The value of any parcel of
                         -----------------------
Unimproved Land, and any Net Operating Income allocable to any parcel of Unimproved Land, shall not be taken into account in the Aggregate Facility Debt Service Coverage Ratios or Aggregate Loan to Value Ratio for the Trailing 12 Month Period until such time as the Borrowers or Owners construct a Multifamily Residential Property on the Unimproved Land and add the Unimproved Land as an Additional Mortgaged Property pursuant to this Article VI. Nothing in the foregoing shall be construed as the Lender's consent to any such construction.

                                 ARTICLE VII

                           RELEASES OF COLLATERAL

           SECTION 7.01. Right to Obtain Releases of Collateral. Subject to the
                         --------------------------------------
terms and conditions of this Article, the Borrowers shall have the right to obtain a release of a Mortgaged Property from the Collateral Pool (and a concurrent release of any Owner from its obligations under the Loan Documents if, after the release of the Mortgaged Property, the Owner will not own any Mortgaged Property), in accordance with the provisions of this Article.

           SECTION 7.02.   Procedure for Obtaining Releases of Collateral.
                           ----------------------------------------------

                      SECTION 7.02(a) Request. In order to obtain a release of
                                      -------
           Collateral from the Collateral Pool, the Borrowers may, not more than once each calendar quarter, deliver a written request for the release of the Collateral from the Collateral Pool (the "Collateral Release
                                                            ------------------
           Request") to the Lender, in the form attached as Exhibit X to this
           -------                                          ---------
           Agreement. The Collateral Release Request shall not result in a termination of all or any part of the Credit Facility. The Borrowers may only terminate all or any part of the Credit Facility by delivering a Revolving Facility Termination Request or Credit Facility Termination Request pursuant to Articles IX or X. The Collateral Release Request shall be accompanied by (and the Collateral Release Request shall not be effective unless it is accompanied by) the following:

                                      (i) The name, address and location of the
                      Mortgaged Property to be released from the Collateral Pool (the "Collateral Release Property"); and
                            ---------------------------

                                     (ii) All documents, instruments and
                      certificates required to be delivered pursuant to the conditions contained in Section 7.03.

                      SECTION 7.02(b) Closing. If all conditions contained in
                                      -------
           Section 7.03 are satisfied, the Lender shall cause the Collateral Release Property to be released from the Collateral Pool, on a Closing Date selected by the Lender, and occurring within 15 Business Days after the Lender's receipt of the Collateral Release Request and the satisfaction of all conditions contained in Section 7.03, by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrowers, (i) instruments, in the form customarily used by the Lender for releases in the jurisdiction governing the perfection of the security interest being released, releasing the applicable Security Instrument as a Lien on the Collateral Release Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements perfecting a Lien on the portion of the Collateral Release Property comprised of personal property and (ii) instruments releasing the Owner who owns the Collateral Release Property from its obligations under any Base Facility Note it has executed and the other Loan Documents (if, after giving effect to the release, the Owner will not own any Mortgaged Properties). If the Owner is to be released pursuant to the preceding sentence, then the Property Company shall assume the indebtedness evidenced by the Base Facility Note made by such Owner by executing an amendment to the Base Facility Note previously made by the Property Company, in a form approved by the Lender; provided, however, if the Borrowers add an Additional Mortgaged Property to the Collateral Pool in a transaction which is substantially contemporaneous with the release, then the Lender shall have the right to require the new Owner to assume the indebtedness evidenced by the Base Facility Note made by the Owner being released, by executing a novation, new Base Facility Note or other document in form and substance satisfactory to the Lender, and by granting for the benefit of the Lender a Security Instrument to secure its obligations with respect to such indebtedness. The documents and instruments referred to in the preceding two sentences are collectively referred to in this Article as the "Collateral Release
                                                            ------------------
           Documents."
           ----------

                      SECTION 7.02(c)      Definitions.  For purposes of this
                                           -----------
           Agreement,

                      the term "Allocable Facility Amount" means, with respect
                                -------------------------
           to each Mortgaged Property, an amount equal to the product obtained by multiplying--

                                            (i)       the then current Aggregate
                                    Loan to Value Ratio, by

                                            (ii)      the then current 12 Month
                                    Valuation of the Mortgaged Property; and

                      the term "Release Price" means the greater of (i) 115% of
                                -------------
           the Allocable Facility Amount for the Mortgaged Property to be released and(ii) the amount, if any, of Advances Outstanding which are required to be repaid so that (after giving effect to the transactions in this Section) the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is not more than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period, provided that if, after giving effect to the proposed Release, the remaining Collateral Pool has an Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period of not less than 155%, and the Aggregate Facility Loan to Value Ratio for the Trailing 12 Month Period is not more than 60%, then the Release Price shall be the Allocable Facility Amount.

                      SECTION 7.02(d)      Payment and Application of Release
                                           ----------------------------------
           Price.
           -----

                                SECTION 7.02(d)(1) The Borrowers shall pay the
                      Release Price to the Lender, and the Release Price shall be applied as follows:

                                    (i)     first, to the repayment of Revolving
                                            Facility Advances Outstanding, until
                                            the amount of Revolving Facility
                                            Advances Outstanding equals zero;
                                            and

                                    (ii)    next, at the Borrowers' option, to
                                            be exercised by giving the Lender a
                                            notice at the time of the Borrowers'
                                            delivery of the Collateral Release
                                            Request, either--

                                            (A)   if the Borrowers have selected
                                                  yield maintenance pursuant to
                                                  Section 2.05 of this
                                                  Agreement, to the partial
                                                  prepayment of the Base
                                                  Facility Advances Outstanding,
                                                  or

                                            (B)   with respect to the Initial
                                                  Advance or if the Borrowers
                                                  have selected defeasance
                                                  pursuant to Section 2.05 of
                                                  this Agreement, to the partial
                                                  defeasance of the Base
                                                  Facility Advances Outstanding,
                                                  in accordance with the
                                                  following procedure:

                                                  (I)  the Closing Date for the
                                                       defeasance shall occur
                                                       not less than 60 days
                                                       after the date on which
                                                       the Borrowers deliver the
                                                       Collateral Release
                                                       Request;

                                                  (II) the Borrowers shall have
                                                       paid all accrued and
                                                       unpaid interest on all
                                                       Base Facility Advances
                                                       being defeased;

                                                 (III) with respect to the
                                                       Initial Advance, the
                                                       Borrowers shall have
                                                       delivered United States
                                                       Government Securities
                                                       with terms that will be
                                                       sufficient to make
                                                       scheduled payments on the
                                                       Base Facility Advances
                                                       being defeased; and

                                                 (IV)  the Borrowers shall have
                                                       complied with the
                                                       additional conditions
                                                       described in Exhibit Z
                                                                    ---------
                                                       to this Agreement or
                                                       Section 2.05 of this
                                                       Agreement, as applicable.

                                SECTION 7.02(d)(2) In addition to the Release
                      Price, the Borrowers shall pay to the Lender all associated prepayment premiums and other charges due under the Notes and any Advance Confirmation Instruments evidencing the Advances being repaid.

                                SECTION 7.02(d)(3) If, on the date on which the
                      Borrowers pay the Release Price, no Revolving Facility Advances are then due and payable, the Lender shall hold the payments in an interest-bearing account in a financial institution selected by the Borrowers and approved by the Lender, as additional Collateral for the Credit Facility, until the next date on which Revolving Facility Advances are due and payable, at which time the Lender shall apply the amounts, including accrued interest, held by it to the amounts of the Revolving Facility Advances due and payable. For purposes of applying clause (d)(1)(i) above, the Revolving Facility Advances Outstanding will be deemed to have been repaid at the time the Release Price is paid.

                                SECTION 7.02(d)(4) Nothing in this Section shall
                      be construed as a waiver of the conditions to a release set forth in Sections 7.03(a) and (b), and if, upon payment of the Release Price, either of the conditions set forth in Sections 7.03(a) or (b) will not satisfied, the Lender shall not be obligated to make the release unless, concurrently with or prior to the release, the Borrowers repay such additional Advances Outstanding as may be necessary to satisfy the conditions set forth in Sections 7.03(a) and (b) and satisfy each of the other conditions set forth in Section 7.03.

           SECTION 7.03. Conditions Precedent to Release of Collateral Release
                         -----------------------------------------------------
Property from the Collateral Pool. The right of the Borrowers to obtain a
---------------------------------
release of a Collateral Release Property from the Collateral Pool and the obligation of the Lender to release a Collateral Release Property from the Collateral Pool by executing and delivering the Collateral Release Documents on the Closing Date, are subject to the following conditions precedent:

                      SECTION 7.03(a) Immediately before and after giving effect to the requested release:

                                (1) the Aggregate Facility Debt Service Coverage
                      Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period;

                                (2) the Aggregate Facility Debt Service Coverage
                      Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period; and

                                (3) the Aggregate Loan to Value Ratio for the
                      Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

                      SECTION 7.03(b) Immediately after giving effect to the requested release:

                                (1) the Aggregate Facility Debt Service Coverage
                      Ratio for the Trailing 12 Month Period is not less than the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period in effect immediately before giving effect to the requested release;

                                (2) the Aggregate Facility Debt Service Coverage
                      Ratio for the Trailing Three Month Period is not less than the Aggregate Facility Debt Service Coverage Ratio for the Trailing Three Month Period in effect immediately before giving effect to the requested release; and

                                (3) the Aggregate Loan to Value Ratio for the
                      Trailing 12 Month Period is not greater than the Aggregate Loan to Value Ratio for the Trailing 12 Month Period in effect immediately before giving effect to the requested release.

                      SECTION 7.03(c) Payment of the Release Price for the Collateral Release Property;

                      SECTION 7.03(d) Payment of the Release Fee for the Collateral Release Property;

                      SECTION 7.03(e) Receipt by the Lender on the Closing Date of one or more counterparts of each Collateral Release Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Collateral Release Document;

                      SECTION 7.03(f) If the Lender determines the Collateral Release Property to be one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (the "Remaining Mortgaged Properties"),
                                               ------------------------------
           the Lender's determination that the Remaining Mortgaged Properties can be operated separately from the Collateral Release Property and any other phases of the project which are not Mortgaged Properties. In making this determination, the Lender shall evaluate whether the Remaining Mortgaged Properties comply with the terms of Section 203 and 208 of the DUS Guide, which, as of the date of this Agreement, require, among other things, that a phase which constitutes collateral for a loan made in accordance with the terms of the DUS Guide (i) have adequate ingress and egress to existing public roadways, either by location of the phase on a dedicated, all-weather road or by access to such a road by means of a satisfactory easement,
           (ii) have access which is sufficiently attractive and direct from major thoroughfares to be conducive to continued good marketing,
           (iii) have a location which is not (A) inferior to other phases, (B) such that inadequate maintenance of other phases would have a significant negative impact on the phase, and (C) such that the phase is visible only after passing through the other phases of the project and (iv) comply with such other issues as are dictated by prudent practice;

                  SECTION 7.03(g) Endorsements to the Tie-In Endorsements of the Title Insurance Policies, if deemed necessary by the Lender, in its reasonable judgment, to reflect the release;

                  SECTION 7.03(h) Receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 7.03(i) Receipt by the Lender on the Closing Date of a writing, dated as of the Closing Date, signed by the TC Parties, in the form attached as Exhibit AA to this Agreement, pursuant to which
                              ----------
         the TC Parties confirm that their obligations under the Loan Documents are not adversely affected by the release of the Collateral Release Property from the Collateral;

                  SECTION 7.03(j) Immediately after giving effect to the release, there shall be at least 25 Mortgaged Properties in the Collateral Pool and such Mortgaged Properties shall be located in at least two states (other than Delaware);

                  SECTION 7.03(k)   Notwithstanding the other provisions of this
         Section 7.03, no release of any of the Mortgaged Properties shall be made unless the Borrower has provided title insurance, taking into account any applicable tie-in endorsements, to Lender in respect of each of the remaining Mortgaged Properties in the Collateral Pool in an amount equal to 125% of the 12 Month Valuation, in effect on the date hereof of each such Mortgaged Property.

                  SECTION 7.03(l) The satisfaction of all General Conditions set forth in Article XI.

         SECTION 7.04.     Certain Unimproved Land. Notwithstanding anything to
                           -----------------------
the contrary in this Agreement or the other Loan Documents, any release of any parcel of Unimproved Land prior to the date on which any such parcel of Unimproved Land becomes an Additional Mortgaged Property in accordance with
Article VI may be made for a Release Price of $0 and a Release Fee of $0 and the sole condition to such release shall be that there shall exist no Event of Default on the Closing Date for the release.

                                 ARTICLE VIII

                         EXPANSION OF CREDIT FACILITY

         SECTION 8.01.     Right to Increase Maximum Credit Commitment. Subject
                           -------------------------------------------
to the terms, conditions and limitations of this Agreement, the Borrowers shall have the right, at any time or from time to time before the Credit Facility Termination Date, to increase the Maximum Credit Commitment. The Borrowers shall be entitled to increase the Maximum Credit Commitment as a result of (i) adding one or more Additional Mortgaged Properties to the Collateral Pool (subject to compliance with all of the terms and conditions of Article VI) or (ii) increases in the Valuations of the Mortgaged Properties in the Collateral Pool. In the event the Maximum Credit Commitment increases pursuant to this Article, the Base Facility Credit Commitment or the Revolving Facility Credit Commitment, or both, shall increase by amounts selected by the Borrowers pursuant to Section 8.02, provided that the sum of increases, if any, in each shall equal the amount of the increase in the Maximum Credit Commitment.

         SECTION 8.02.     Procedure for Obtaining Increases in Maximum Credit
                           ---------------------------------------------------
Commitment.
----------

                  SECTION 8.02(a)   Request. In order to obtain an increase in
                                    -------
         the Maximum Credit Commitment, the Borrowers may from time to time deliver a written request for an increase (a "Credit Facility
                                                         ---------------
         Expansion Request") to the Lender, in the form attached as Exhibit BB
         -----------------                                          ----------
         to this Agreement. Each Credit Facility Expansion Request shall be accompanied by (and no Credit Facility Expansion Request shall be effective unless it is accompanied by) the following:

                                    (1)     A designation of the amount of the
                  proposed increase;

                                    (2)   A designation of, as applicable, the
                  increase in the Base Facility Credit Commitment and the Revolving Facility Credit Commitment; and

                                    (3)   All documents, instruments and
                  certificates required to be delivered pursuant to the conditions contained in Section 8.04.

                  SECTION 8.02(b)   Closing. If none of the limitations
                                    -------
         contained in Section 8.03 is violated, and all conditions contained in
         Section 8.04 are satisfied, the Lender shall permit the requested increase in the Maximum Credit Commitment, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 15 Business Days after the Lender's receipt of the Credit Facility Expansion Request and the satisfaction of all conditions contained in Section 8.04.

         SECTION 8.03.     Limitations on Right to Increase Maximum Credit
                           -----------------------------------------------
Commitment.  The Borrowers'  right to increase the Maximum
----------
Credit Commitment is subject to the following limitations:

                  SECTION 8.03(a)  Maximum Credit Commitment. After giving
                                   -------------------------
              effect to the proposed increase, the Maximum Credit Commitment shall not exceed $500,000,000.

                  SECTION 8.03(b)  Minimum Request. Each Request for an increase
                                   ---------------
              in the Maximum Credit Commitment shall be in the minimum amount of $3,000,000.

         SECTION 8.04.     Conditions Precedent to Increase in Maximum Credit
                           --------------------------------------------------
Commitment.  The right of the Borrowers to increase the Maximum Credit
----------
Commitment is subject to the following conditions precedent:

                  SECTION 8.04(a) After giving effect to (i) the requested increase, and (ii) any releases from time to time of the Collateral in the Collateral Pool--

                           (1) the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period; and

                           (2) the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period;

                  except that, for purposes of determining the foregoing Aggregate Loan to Value Ratio for the Trailing 12 Month Period and the Aggregate Facility Debt Service Coverage Ratios, the Borrowers shall be deemed to have received, on the Closing Date for the proposed increase, a sufficient amount of Base Facility Advances Outstanding so that the aggregate of the Base Facility Advances Outstanding equals the Base Facility Credit Commitment (as increased by any proposed increase in the Base Facility Credit Commitment), and Revolving Facility Advances so that the aggregate of the Revolving Facility Advances equals the Revolving Facility Credit Commitment (as increased by any proposed increase in the Revolving Facility Credit Commitment), with the Advances deemed received bearing interest at the Coupon Rates that they would have borne had they actually been issued, as determined by the Lender;

                  SECTION 8.04(b) An endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

                  SECTION 8.04(c) The receipt by the Lender of fully executed original copies of all Credit Facility Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to the Lender in all respects;

                  SECTION 8.04(d) If there is an increase in Revolving Facility Credit Commitment, an increase in the notional principal amount of the Cap, if any, as may be necessary to have such amount equal or exceed the Revolving Facility Credit Commitment, as increased; and

                  SECTION 8.04(e) The satisfaction of all General Conditions set forth in Article XI.

         SECTION 8.05.     Interest Rate of Advances After Increase in Maximum
                           ---------------------------------------------------
Credit Commitment. In the event the Base Facility Credit Commitment or the
-----------------
Revolving Facility Credit Commitment increases pursuant to an increase in the Maximum Credit Commitment under this Article, the Coupon Rate for any Base Facility Advance or Revolving Facility Advance which is allocable to the increase shall equal the rate set forth in Section 2.03(d)(3).

         SECTION 8.06. Maximum Amount of Increase. The increase in the
                       --------------------------
Commitment pursuant to this Article VIII shall be limited to the lesser of (a) the amount that would result in an Aggregate Facility Loan to Value Ratio for the Trailing 12 Month Period of 65% or (b) the amount that would result in (i) an Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period of 110% for the portion of the Commitment (including the portion of any additional advances to be made pursuant to Article VIII) that comprises the Revolving Facility Credit Commitment (using a prorated portion of the Net Operating Income and using the Facility Debt Service for only the Variable Rate Commitment in making such determination of the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period, provided such amount shall not exceed 103% of the amount that would result using the calculation set forth in
(ii) below), and (ii) an Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period of 150% for the portion of the Commitment (including the portion of any additional advances to be made pursuant to this Article VIII) that comprises the Base Facility Credit Commitment (using a prorated portion of the Net Operating Income and using the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period for only the Fixed Facility Credit Commitment in making such determination of Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period).

                                 ARTICLE IX

           COMPLETE OR PARTIAL TERMINATION OF REVOLVING FACILITY

         SECTION 9.01.     Right to Complete or Partial Termination of Revolving
                           -----------------------------------------------------
Facility. Subject to the terms and conditions of this Article, the Property
--------
Company shall have the right to permanently reduce the Revolving Credit Facility Commitment in accordance with the provisions of this Article.

         SECTION 9.02.     Procedure for Complete or Partial Termination of
                           ------------------------------------------------
Revolving Facility.
------------------

                  SECTION 9.02(a)   Request. In order to permanently reduce the
                                    -------
         Revolving Facility Credit Commitment, the Property Company may deliver a written request for the reduction (the "Revolving Facility
                                                   ------------------
         Termination Request") to the Lender, in the form attached as Exhibit CC
         -------------------                                          ----------
         to this Agreement. A permanent reduction of the Revolving Facility Credit Commitment to $0 shall be referred to as a "Complete Revolving
                                                            ------------------
         Facility Termination." The Revolving Facility Termination Request shall
         --------------------
         be accompanied by (and the Revolving Facility Termination Request shall not be effective unless it is accompanied by) the following:

                           (1) A designation of the proposed amount of the reduction in the Revolving Facility Credit Commitment;

                           (2) Unless there is a Complete Revolving Facility Termination, a designation by the Property Company of any Revolving Facility Advances which will be prepaid; and

                           (3) All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 9.03.

         Any release of Collateral, whether or not made in connection with a Revolving Facility Termination Request, must comply with all conditions to a release which are set forth in Article VII.

                  SECTION 9.02(b)   Closing. If all conditions contained in
                                    -------
         Section 9.03 are satisfied, the Lender shall permit the Revolving Facility Credit Commitment to be reduced to the amount designated by the Property Company, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within 15 Business Days after the Lender's receipt of the Revolving Facility Termination Request and the satisfaction of all conditions contained in Section 9.03, by executing and delivering a counterpart of an amendment to this Agreement, in the form attached as Exhibit DD to this Agreement,
                                            ----------
         evidencing the reduction in the Revolving Facility Credit Commitment. The document referred to in the preceding sentence is referred to in this Article as the "Revolving Facility Termination Document."
                              ---------------------------------------

         SECTION 9.03.     Conditions Precedent to Complete or Partial
                           -------------------------------------------
Termination of Revolving Facility. The right of the Property Company to reduce
---------------------------------
the Revolving Facility Credit Commitment and the obligation of the Lender to execute the Revolving Facility Termination Document, are subject to the following conditions precedent:

         SECTION 9.03(a) Payment by the Property Company in full of all of the Revolving Facility Advances Outstanding required to be paid in order that the aggregate unpaid principal balance of all Revolving Facility Advances Outstanding is not greater than the Revolving Facility Credit Commitment, as reduced pursuant to this Article, including any associated prepayment premiums or other charges under the Notes (but if the Property Company is not required to prepay all of the

Revolving Facility Advances, the Property Company shall have the right to select which of the Revolving Facility Advances shall be repaid);

         SECTION 9.03(b) Payment by the Property Company of the Revolving Facility Termination Fee;

         SECTION 9.03(c) Receipt by the Lender on the Closing Date of one or more counterparts of the Revolving Facility Termination Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Revolving Facility Termination Document; and

         SECTION 9.03(d) The satisfaction of the General Conditions set forth in Sections 11.01(a), 11.01(b) and 11.01(g).

                                 ARTICLE X

                      TERMINATION OF CREDIT FACILITY

         SECTION 10.01.    Right to Terminate Credit Facility. Subject to the
                           ----------------------------------
terms and conditions of this Article, the Borrowers shall have the right to terminate this Agreement and the Credit Facility and receive a release of all of the Collateral from the Collateral Pool in accordance with the provisions of this Article.

         SECTION 10.02.    Procedure for Terminating Credit Facility.
                           -----------------------------------------

         SECTION 10.02(a)  Request. In order to terminate this Agreement and the
                           -------
Credit Facility, the Borrowers may deliver a written request for the termination (the "Credit Facility Termination Request") to the Lender, in the form attached
      -----------------------------------
as Exhibit EE to this Agreement. The Credit Facility Termination Request shall
   ----------
be accompanied by (and the Credit Facility Termination Request shall not be effective unless it is accompanied by) all documents, instruments and certificates required to be delivered pursuant to the conditions contained in
Section 10.03.

         SECTION 10.02(b)  Closing. If all conditions contained in Section 10.03
                           -------
are satisfied, this Agreement shall terminate, and the Lender shall cause all of the Collateral to be released from the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within 15 Business Days after the Lender's receipt of the Credit Facility Termination Request and the satisfaction of all conditions contained in Section 10.03, by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrowers, instruments, in the form customarily used by the Lender for releases in the jurisdictions in which the Mortgaged Properties are located, releasing all of the Security Instruments as a Lien on the Mortgaged Properties, and UCC-3 Termination Statements terminating all of the UCC-1 Financing Statements perfecting a Lien on the personal property located on the Mortgaged Properties, in the form customarily used in the jurisdiction governing the perfection of the security interest being released. The instruments referred to in the preceding sentence are referred to in this Article as the "Facility Termination Documents."
                                        ------------------------------

         SECTION 10.03.  Conditions Precedent to Termination of Credit
                         ---------------------------------------------
Facility.  The right of the Borrowers to terminate this Agreement and the Credit
--------
Facility and to receive a release of all of the Collateral from the Collateral Pool and the Lender's obligation to execute and deliver the Facility Termination Documents on the Closing Date are subject only to the following conditions precedent:

         Payment by the Borrowers in full of all of the Notes Outstanding on the Closing Date, including any associated prepayment premiums (including the component thereof consisting of the Credit Facility Termination
         Fee) or other charges under the Notes.

                                 ARTICLE XI

                GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS

         SECTION 11.01     General Conditions. Except to the extent expressly
                           ------------------
modified in Sections 9.03(d) and 10.03, the obligation of the Lender to close the transaction requested in a Request shall be subject to the following conditions precedent (the "General Conditions") in addition to any other
                           ------------------
conditions precedent set forth in this Agreement:

                  SECTION 11.01(a)  Payment of Expenses. The payment by the
                                    -------------------
         Borrowers of the Lender's fees and expenses payable in accordance with this Agreement for which the Lender has presented an invoice on or before the Closing Date for the Request;

                  SECTION 11.01(b)  No Default. There shall exist no Event of
                                    ----------
         Default or Potential Event of Default on the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred;

                  SECTION 11.01(c)  No Insolvency. Receipt by the Lender on the
                                    -------------
         Closing Date for the Request of evidence satisfactory to the Lender that no TC Party is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor;

                  SECTION 11.01(d)  No Untrue Statements. The Loan Documents
                                    --------------------
         shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary in order to make the information contained therein not misleading;

                  SECTION 11.01(e)  Representations and Warranties. All
                                    ------------------------------
         representations and warranties made by any TC Party in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request;

                  SECTION 11.01(f)  No Condemnation or Casualty. There shall not
                                    ---------------------------
         have occurred, and there shall not be pending or threatened, any condemnation or other taking, whether direct or indirect, against any Mortgaged Property and there shall not have occurred any casualty to any improvements located on any Mortgaged Property which, as to any such pending or threatened condemnation or casualty, is likely to have a material adverse effect on the value of the Collateral, taken as a whole, or the Borrowers' ability to perform their obligations under the Loan Documents;

                  SECTION 11.01(g)  Delivery of Closing Documents. The receipt
                                    -----------------------------
         by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

                           (1)      A Compliance Certificate;

                           (2)      An Organizational Certificate; and

                           (3) Such other documents, instruments, approvals (and, if requested by the Lender, certified duplicates of executed copies thereof) and opinions as the Lender may reasonably request;

                  SECTION 11.01(h)  Delivery of Closing Documents Relating to
                                    -----------------------------------------
         Initial Advance Request, Collateral Addition Request or Credit Facility
         -----------------------------------------------------------------------
         Expansion Request. With respect to the closing of the Initial Advance
         -----------------
         Request, a Collateral Addition Request or a Credit Facility Expansion Request, the receipt by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

                  (1) Fully executed original copies of each Loan Document required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than the Lender), each of which shall be in full force and effect; and

                  (2) Favorable opinions of counsel to the TC Parties, as to the due organization and qualification of the TC Parties, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as the Lender may reasonably require.

                  SECTION 11.01(i)  Delivery of Property-Related Documents. With
                                    --------------------------------------
         respect to each of the Mortgaged Properties to be made part of the Collateral Pool on the Closing Date for the Expansion Advance Request or a Collateral Addition Request, the receipt by the Lender of the following, each dated as of the Closing Date for the Expansion Advance Request or Collateral Addition Request, as the case may be, in form and substance satisfactory to the Lender in all respects:

                           (1) A favorable opinion of local counsel to the TC Parties or the Lender as to the enforceability of the Security Instrument, and any other Loan Documents, executed in connection with the Request;

                           (2) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment;

                           (3) The Insurance Policy applicable to the Mortgaged Property;

                           (4)      The Survey applicable to the Mortgaged
                  Property;

                           (5) Evidence of Compliance with Property Laws applicable to the Mortgaged Property;

                           (6) A joinder to the Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to the Lender, in which the owner shall periodically deposit amounts for Replacements at the Mortgaged Property and as additional security for the TC Parties' obligations under the Loan Documents;

                           (7) A Completion/Repair and Security Agreement, on the standard form required by the DUS Guide, if required by Lender;

                           (8) A joinder to the Assignment of Management Agreement, on the standard form required by the DUS Guide;

                           (9) An Operations and Maintenance Agreement, in the form attached as Exhibit GG to this Agreement, if
                                       ----------
                  the Lender determines one to be necessary or desirable; and

                           (10) An Assignment of Leases and Rents, if the Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.

                                 ARTICLE XII

                        REPRESENTATIONS AND WARRANTIES

         SECTION 12.01.    Representations and Warranties of the Owners. Each
                           --------------------------------------------
Owner hereby represents and warrants to the Lender, with respect to itself, as follows:

                  SECTION 12.01(a)  Due Organization. It is a Single-Purpose
                                    ----------------
         general partnership (or to the extent otherwise permitted hereunder, a limited liability company or limited partnership) duly organized, validly existing and in good standing under the laws of its formation, and (except for Owners which only own Mortgaged Properties located in the State of its formation) is duly qualified as a foreign general partnership (or to the extent otherwise permitted hereunder, a limited liability company or limited partnership) to transact business in the jurisdiction in which the Mortgaged Property it owns is located, to the extent, if any, that such qualification is required by the laws of such jurisdiction. It has its principal place of business, principal office and office in which it keeps its books and records as to the Collateral at its Notice Address.

                  SECTION 12.01(b)  Power and Authority. It has the requisite
                                    -------------------
         power and authority to own its own properties, to execute and deliver the Loan Documents to which it is a party and to perform its obligations contemplated by the Loan Documents to which it is a party.

                  SECTION 12.01(c)  Due Authorization. The execution and
                                    -----------------
         delivery of the Loan Documents to which it is a party, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                  SECTION 12.01(d)  No Approvals. No authorization, consent,
                                    ------------
         approval or other action by, or filing with, any federal, state or local court or Governmental Authority is required in connection with the execution, delivery and performance by it of the Loan Documents to which it is a party, other than the filing of the Security Instruments and appropriate UCC-1 Filing Statements in the appropriate public records.

                  SECTION 12.01(e)  Non-contravention; No Liens. The execution
                                    ---------------------------
         and delivery of the Loan Documents to which it is a party, and the fulfillment of or compliance with the terms and conditions of the Loan Documents to which it is a party:

                           (1) will not conflict with, or result in any breach of, any court judgment, decree or order of any Governmental Authority to which it is subject;

                           (2) will not cause it to be in violation of any provision of any document or agreement pursuant to which it is organized or pursuant to which it conducts its business;

                           (3) will not cause it to be in violation of, or constitute a material default under, the provisions of any Loan Document to which it is a party or by which it is bound; and

                           (4) will not result in the creation of any Lien on its property or assets, except as contemplated by or permitted pursuant to the Loan Documents.

                  SECTION 12.01(f)  Pending Litigation or Other Proceedings.
                                    ---------------------------------------
         There is no litigation or other claim pending before any court or administrative or other Governmental Authority, or threatened against it, the Collateral it owns or any of its properties which would be required to be disclosed pursuant to Section 13.01(d) other than those previously disclosed to the Lender by separate submission.

                  SECTION 12.01(g)  Valid and Binding Obligations. Each of the
                                    -----------------------------
         Loan Documents to which it is a party has been duly executed and delivered by it, and will, when duly executed and delivered by the other parties thereto, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws and applicable creditors' rights generally.

                  SECTION 12.01(h)  Ownership. It is the owner of one, and only
                                    ---------
         one, of the Mortgaged Properties in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide. There are no Liens upon or with respect to the Collateral which it owns except the Permitted Liens. It owns no other assets other than constituting Collateral.

                  SECTION 12.01(i)  Solvency. It is not insolvent (within the
                                    --------
         meaning of any applicable federal or state law relating to bankruptcy or fraudulent transfers) and will not be rendered insolvent by the transactions contemplated by the Loan Documents to which it is a party, including the making of a Future Advance, and, after giving effect to such transactions, it will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will it have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature.

                  SECTION 12.01(j)  Lines of Business. It is not engaged in any
                                    -----------------
         businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 12.01(k)  Delivery of Information. The financial
                                    -----------------------
         statements and projections relating to it delivered to the Lender on or before the date hereof were prepared on the basis of assumptions it believed in good faith at the time of preparation to be reasonable and it is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect.

                  SECTION 12.01(l)  No Material Adverse Change. Since the date
                                    --------------------------
         of the most recent financial statements delivered to the Lender, there has occurred no material adverse change in its financial condition, business or prospects, taken as a whole.

                  SECTION 12.01(m)  Title Insurance. It will furnish the Title
                                    ---------------
         Insurance Policies in compliance with all of the requirements set forth in the definition of "Title Insurance Policies."

         SECTION 12.02. Representations and Warranties of the REIT. The REIT
                        ------------------------------------------
hereby represents and warrants to the Lender as follows:

                  SECTION 12.02(a)  Due Organization. It is a real estate
                                    ----------------
         investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to transact business in each other jurisdiction in which it transacts business to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction. It has its principal place of business, principal office and office in which it keeps its books and records at its Notice Address.

                  SECTION 12.02(b)  Power and Authority. It has the requisite
                                    -------------------
         power and authority to own its own properties, to execute and deliver the Loan Documents to which it is a party and to perform its obligations contemplated by the Loan Documents to which it is a party.

                  SECTION 12.02(c)  Due Authorization. The execution and
                                    -----------------
         delivery of the Loan Documents to which it is a party, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                  SECTION 12.02(d)  No Approvals. No authorization, consent,
                                    ------------
         approval or other action by, or filing with, any federal, state or local court or Governmental Authority is required in connection with the execution, delivery and performance by it of the Loan Documents to which it is a party.

                  SECTION 12.02(e)  Non-contravention; No Liens. The execution
                                    ---------------------------
         and delivery of the Loan Documents to which it is a party, and the fulfillment of or compliance with the terms and conditions of the Loan Documents to which it is a party:

                           (1) will not conflict with, or result in any breach of, any court judgment, decree or order of any Governmental Authority to which it is subject;

                           (2) will not cause it to be in violation of any provision of any document or agreement pursuant to which it is organized or pursuant to which it conducts its business;

                           (3) will not cause it to be in violation of, or constitute a material default under, the provisions of any Loan Document to which it is a party or by which it is bound; and

                           (4) will not result in the creation of any Lien on its property or assets.

                  SECTION 12.02(f)  Pending Litigation or Other Proceedings.
                                    ---------------------------------------
         There is no litigation or other claim pending before any court or administrative or other Governmental Authority, or threatened against it or any of its properties which would be required to be disclosed pursuant to Section 13.03(d) other than those previously disclosed to the Lender by separate submission.

                  SECTION 12.02(g)  Valid and Binding Obligations. Each of the
                                    -----------------------------
         Loan Documents to which it is a party has been duly executed and delivered by it, and will, when duly executed and delivered by the other parties thereto, constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws and applicable creditors' rights generally.

                  SECTION 12.02(h)  Solvency. It is not insolvent (within the
                                    --------
         meaning of any applicable federal or state law relating to bankruptcy or fraudulent transfers) and will not be rendered insolvent by the transactions contemplated by the Loan Documents to which it is a party, including the making of a Future Advance, and, after giving effect to such transactions, it will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will it have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature.

                  SECTION 12.02(i)  Lines of Business. On the date hereof, it is
                                    -----------------
         not Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 12.02(j)  Status as a Real Estate Investment Trust. It
                                    ----------------------------------------
         currently qualifies, and is taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and is not engaged in any activities which would jeopardize such qualification and tax treatment.

                  SECTION 12.02(k)  Delivery of Information. The financial
                                    -----------------------
         statements and projections relating to it delivered to the Lender on or before the date hereof were prepared on the basis of assumptions it believed in good faith at the time of preparation to be reasonable and it is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect.

         SECTION 12.03.    Representations and Warranties of the REIT Sub, the
                           ---------------------------------------------------
Property Company, the Operating Partnership and TC-Oriole. The REIT Sub, the
---------------------------------------------------------
Property Company, the Operating Partnership and TC-Oriole each hereby represents and warrants to the Lender, with respect to itself, as follows:

                  SECTION 12.03(a)  Due Organization.
                                    ----------------

                           (1) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to transact business in each other jurisdiction in which it transacts business to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (2)      The REIT Sub is a corporation duly
                  organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each other jurisdiction in which a Mortgaged Property owned by an Owner is located and in each other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (3)      The Property Company is a general
                  partnership duly organized and validly existing under the laws of the State of Maryland and is qualified to transact business in each other jurisdiction in which a Mortgaged Property owned by an Owner is located and in each other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (4) TC-Oriole is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction.

                           (5) Each of the REIT Sub, the Property Company, the Operating Partnership and TC-Oriole has its principal place of business, principal office and office in which it keeps its books and records at its Notice Address.

                  SECTION 12.03(b)  Power and Authority. It has the requisite,
                                    -------------------
         partnership or corporate power and authority, as the case may be, to own its own properties, to execute and deliver the Loan Documents to which it is a party and to perform its obligations contemplated by the Loan Documents to which it is a party.

                  SECTION 12.03(c)  Due Authorization. The execution and
                                    -----------------
         delivery of the Loan Documents to which it is a party, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                  SECTION 12.03(d)  No Approvals. No authorization, consent,
                                    ------------
         approval or other action by, or filing with, any federal, state or local court or Governmental Authority is required in connection with the execution, delivery and performance by it of the Loan Documents to which it is a party.

                  SECTION 12.03(e)  Non-contravention; No Liens. The execution
                                    ---------------------------
         and delivery of the Loan Documents to which it is a party, and the fulfillment of or compliance with the terms and conditions of the Loan Documents to which it is a party:

                           (1) will not conflict with, or result in any breach of, any court judgment, decree or order of any Governmental Authority to which it is subject;

                           (2) will not cause it to be in violation of any provision of any document or agreement pursuant to which it is organized or pursuant to which it conducts its business;

                           (3) will not cause it to be in violation of, or constitute a material default under, the provisions of any Loan Document to which it is a party or by which it is bound; and

                           (4) will not result in the creation of any Lien on its property or assets.

                  SECTION 12.03(f)  Pending Litigation or Other Proceedings.
                                    ---------------------------------------
         There is no litigation or other claim pending before any court or administrative or other Governmental Authority, or threatened against it, the Collateral it owns or any of its properties which would be required to be disclosed pursuant to Section 13.05(d) other than those previously disclosed to the Lender by separate submission.

                  SECTION 12.03(g)  Valid and Binding Obligations. Each of the
                                    -----------------------------
         Loan Documents to which it is a party has been duly executed and delivered by it, and will, when duly executed and delivered by the other parties thereto, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws and applicable creditors' rights generally.

                  SECTION 12.03(h)  Solvency. It is not insolvent (within the
                                    --------
         meaning of any applicable federal or state law relating to bankruptcy or fraudulent transfers) and will not be rendered insolvent by the transactions contemplated by the Loan Documents to which it is a party, including the making of a Future Advance, and, after giving effect to such transactions, it will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will it have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature.

                  SECTION 12.03(i)  Lines of Business. On the date hereof, it is
                                    -----------------
         not Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 12.03(j)  Delivery of Information. The financial
                                    -----------------------
         statements and projections relating to it delivered to the Lender on or before the date hereof were prepared on the basis of assumptions it believed in good faith at the time of preparation to be reasonable and it is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect.

                  SECTION 12.03(k)  Ownership Interests of Harvey Schulweis and
                                    -------------------------------------------
         Alfred Lerner. On the date hereof, Harvey Schulweis owns at least a
         -------------
         1.15% limited partnership interest in the Operating Partnership and Alfred Lerner owns at least an 11.50% limited partnership interest in the Operating Partnership.

         SECTION 12.04.    Representations and Warranties of the Lender. The
                           --------------------------------------------
Lender hereby represents and warrants to the TC Parties as follows:

                  SECTION 12.04(a)  Due Organization. The Lender is a
                                    ----------------
         corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  SECTION 12.04(b)  Power and Authority. The Lender has the
                                    -------------------
         requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

                  SECTION 12.04(c)  Due Authorization. The execution and
                                    -----------------
         delivery by the Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                                 ARTICLE XIII

                                  COVENANTS

         SECTION 13.01.    Affirmative Covenants of the Owners. Each Owner
                           -----------------------------------
agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of this Agreement:

                  SECTION 13.01(a)  Maintenance of Existence. It shall maintain
                                    ------------------------
         its existence and continue to be a general partnership (or to the extent otherwise permitted hereunder, a limited liability company or limited partnership) organized under the laws of the State of its formation, to be duly qualified to transact business in each jurisdiction in which the Mortgaged Property which it owns is located, and be duly qualified to transact business in any other jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction, and it shall promptly inform the Lender of any change in the location of its principal place of business, principal office or of any change in the location of the office in which it keeps its books and records.

                  SECTION 13.01(b)  Financial Statements. It shall keep and
                                    --------------------
         maintain and, upon the Lender's request, shall make available at its Notice Address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of its operations and the operations of each of the Mortgaged Properties and copies of all written contracts, leases and other instruments which in any material respect affect the Mortgaged Properties (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by the Lender. It shall deliver to the Lender the following:

                           SECTION 13.01(b)(1) Annual Reports for Mortgaged
                                               ----------------------------
                  Properties. Promptly, and in any event within 60 days after
                  ----------
                  the end of its fiscal year, with respect to each of the Mortgaged Properties, a report prepared and certified by it in the form attached to this Agreement as Exhibit HH to this
                                                         ----------
                  Agreement or in such other form as the Lender may from time to time may reasonably require which accurately sets forth a statement of income and expenses for the Mortgaged Property for the immediately prior fiscal year be accompanied by a Rent Roll (if a Rent Roll has previously been requested in writing by the Lender) and a certificate of the Property Company to the effect that such report (and the accompanying Rent Roll, if required) is true, correct and complete in all respects;

                           SECTION 13.01(b)(2) Quarterly Reports for Mortgaged
                                               -------------------------------
                  Properties. Promptly, and in any event within 60 days, after
                  ----------
                  the end of each calendar quarter (or, upon the request of the Lender, within 30 days after the end of each month), with respect to each of the Mortgaged Properties, a report prepared and certified by it in the form attached to this Agreement as
                  Exhibit II to this Agreement or in such other
                  ----------
                  form as the Lender may from time to time require which accurately sets forth a statement of income and expenses for the Mortgaged Properties for the immediately prior calendar quarter or month, as the case may be, which report shall be accompanied by a Rent Roll (if a Rent Roll has previously been requested in writing by the Lender) and a certificate of the Property Company to the effect that such report (and the accompanying Rent Roll, if required) is true, correct and complete in all respects;

                           SECTION 13.01(b)(3)       Other Reports.
                                                     -------------

                                    (A)     Promptly upon the Lender's request,
                                            all schedules, financial statements
                                            or other reports which are then
                                            maintained by it and which are
                                            reasonably requested by the Lender
                                            with respect to its business affairs
                                            or condition (financial or
                                            otherwise) or any of the Mortgaged
                                            Properties.

                                    (B)     Promptly after delivered, all
                                            reports, filings, communications or
                                            correspondence which it delivers to
                                            the United States Securities and
                                            Exchange Commission to the extent
                                            the same are matters of public
                                            record when filed.

                                    (C)     Promptly after delivered, all
                                            reports, filings, communications or
                                            correspondence which it delivers to
                                            any other Governmental Authority, or
                                            which a Governmental Authority
                                            delivers to it, relating to a matter
                                            which, if decided adversely to it,
                                            would have a material adverse effect
                                            on its financial condition.

                           SECTION 13.01(b)(4) Annual Budgets. Promptly, and in
                                               --------------
                  any event within 60 days after the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Mortgaged Property.

                  If it shall fail to timely provide the financial statements, reports and other information required by this subsection, the Lender shall have the right to have its books and records (and the books and records of the other TC Parties) audited in order to obtain such reports or other information and any such costs and expenses incurred by the Lender which it fails to pay promptly to the Lender shall become immediately due and payable.

                  SECTION 13.01(c)  Maintain Licenses. It shall maintain all
                                    -----------------
         licenses, permits, charters and registrations which are material to the conduct of its business.

                  SECTION 13.01(d)  Inform the Lender of Material Events. It
                                    ------------------------------------
         shall promptly inform the Lender of any of the following of which it has Actual Knowledge:

                                    SECTION 13.01(d)(1)   Defaults.  The
                                                          --------
                           occurrence of any Event of Default or any Potential Event of Default;

                                    SECTION 13.01(d)(2)   Regulatory
                                                          ----------
                           Proceedings. The commencement of any rulemaking or
                           -----------
                           disciplinary proceeding or the promulgation of any proposed or final rule which would have a material adverse effect on its financial condition or materially and adversely affect its present or future ability to perform its obligations under the Loan Documents to which it is a party;

                                    SECTION 13.01(d)(3)   Complaints.
                                                          ----------
                           The receipt of (A) any complaint filed with a Governmental Authority against it or the manager of its Mortgaged Property alleging (I) any violation of fair housing law, handicap access or the Americans with Disabilities Act or equal employment law or regulations, regardless of the effect on the financial condition of any TC Party, or (II) any violation of any other law or regulation if an adverse decision in the proceeding adjudicating the complaint would have a material adverse effect on the financial condition of any TC Party or (B) any final administrative or judicial dispositions of any complaints specified in clause (A);

                                    SECTION 13.01(d)(4)   Legal Proceedings. The
                                                          -----------------
                           commencement or threat of any proceedings in which it is the debtor (or equivalent party otherwise named) by or against it, in any federal, state or local court or before any Governmental Authority, which, if decided adversely to it, would have a material adverse effect on its financial condition.

                                    SECTION 13.01(d)(5)   Bankruptcy
                                                          ----------
                           Proceedings.  The commencement of any proceedings by
                           -----------
                           or against it under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

                                    SECTION 13.01(d)(6)   Regulatory Supervision
                                                          ----------------------
                           or Penalty. The receipt of notice from any agency or
                           ----------
                           Governmental Authority having authority over the conduct of its business that (A) it is being placed under regulatory supervision, (B) any license, permit, charter, membership or registration material to the conduct of its business is to be suspended or revoked or (C) it is to cease and desist any practice, procedure or policy employed by it in the conduct of its business, and such cessation would have a material adverse effect upon its present or future ability to perform its obligations under the Loan Documents to which it is a party;

                                    SECTION 13.01(d)(7)   Claims. The receipt of
                                                          ------
                           notice from any Governmental Authority or other Person relating to any claim involving it or any of its assets, including the Mortgaged Properties (including notice of any material tax deficiency) which, if decided adversely to it, would have a material adverse effect on its financial condition; and

                                    SECTION 13.01(d)(8)   Insurance Change. The
                                                          ----------------
                           receipt of notice from its insurer that there has occurred a material adverse change in the reserves, retainages, deposits or deductibles under its Insurance Policies.

                  SECTION 13.01(e)  Ownership. It shall be a general partnership
                                    ---------
         (or to the extent otherwise permitted hereunder, a limited liability company or limited partnership) and shall be the sole owner of one or more Mortgaged Properties in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide.

                  SECTION 13.01(f)  Further Assurances. At the request of the
                                    ------------------
         Lender, it shall execute and deliver and, if necessary, file, such further instrument or instruments and take such further action or actions, not inconsistent with the Loan Documents, as may be necessary, in the opinion of the Lender, to effectuate the provisions of the Loan Documents.

                  SECTION 13.01(g)  Replacement Reserves.
                                    --------------------

                           (1)      The Owners have executed or shall execute

                  the Replacement Reserve Agreement for the Mortgaged Properties. Any inconsistency between the terms of this Agreement and the terms of the Replacement Reserve Agreement shall be resolved in favor of this Agreement. The Owners shall establish and maintain, in the name of the Lender, at a financial institution selected by the Owners (unless reasonably disapproved by the Lender), a separate, central reserve account (the "Replacement Reserve"), for the benefit
                                        -------------------
                  of all of the Mortgaged Properties, solely to fund the costs of Replacements to the Mortgaged Properties. On the first day of each month during the Term of this Agreement, the Owners shall deposit the amount specified for such month in the table attached as Exhibit JJ to this Agreement. By making a withdrawal from the Replacement Reserve, the Borrowers and Owners shall be deemed to represent to the Lender that the amount withdrawn is being withdrawn for the payment of, or reimbursement of the Owner for amounts applied to, the costs of Replacements.

                           (2) The Replacement Reserve shall be (i) segregated from all other monies of the Owners or other Persons, (ii) invested in Permitted Investments and (iii) pledged to the Lender pursuant to the provisions of the Replacement Reserve Agreement. Prior to an Event of Default, the Owners shall have the sole dominion and control over the Replacement Reserve, and, from and after a Triggering Event, the Lender shall have sole dominion and control over the Replacement Reserve.

                           (3) The Lender, not more than one time in any 12 month period, may perform an inspection of the Mortgaged Properties and an assessment of the Replacement Reserve. If determined necessary by the Lender, after review of the inspection and assessment, the Owner's monthly deposit to the Replacement Reserve shall be adjusted, so that the monthly deposit to the Replacement Reserve will create a Replacement Reserve that will, in the Lender's determination, be sufficient to meet required Replacements for the Mortgaged Properties.

                           (3) Promptly, and in any event within 60 days, after the end of each calendar quarter, the Owners shall deliver to the Lender a report in the form attached as Exhibit
                                                                         -------
                  KK to this Agreement which accurately sets forth the
                  --
                  disbursements from the Replacement Reserve for the immediately prior quarter and the category of expense to which each disbursement was applied, and a certificate of the Owners to the effect that such report is true, correct and complete in all respects. Promptly, and in any event within 60 days, after the end of each calendar year, the Owners shall certify to the Lender that they have spent not less than an average of $400 per unit in the Collateral Pool, determined by multiplying the aggregate number of units in the Collateral Pool by $400, on Replacements or other capital improvements to the Mortgaged Properties during the calendar year.

                  SECTION 13.01(h)  Single-Purpose Entities. It shall at all
                                    -----------------------
         times maintain and conduct itself as a Single-Purpose entity.

                  SECTION 13.01(i)  Date-Down Endorsements. It shall pay for the
                                    ----------------------
         cost and expenses incurred by the Lender to the Title Company in obtaining from time to time an endorsement to each Title Insurance Policy containing a Revolving Credit Endorsement, amending the effective date of the Title Insurance Policy to the date of the title search performed in connection with the endorsement, provided that it shall not be liable to pay for more than one such endorsement (including any endorsement given pursuant to Sections 7.03(h) or 8.04(c)) in any consecutive twelve month period.

         SECTION 13.02. Negative Covenants of the Owners. Each Owner agrees and
                        --------------------------------
covenants with the Lender with respect to itself that, at all times during the Term of this Agreement:

                  SECTION 13.02(a)  No Amendments. Unless the Lender shall
                                    -------------
         otherwise consent, it shall not agree to, or permit, any amendment or supplement to or modification of, the terms of any Loan Document or any Organizational Document except for any change to the Organizational Documents which does not have, in the Lender's judgment, a material adverse change on the management of its affairs, on the enforceability or validity of the Loan Documents or on any other material aspect of the transactions contemplated by this Agreement.

                  SECTION 13.02(b)  Intentionally Omitted.
                                    ---------------------

                  SECTION 13.02(c)  Change in Property Management. There shall
                                    -----------------------------
         not be a change in the management agent for any Mortgaged Property except to a management agent which the Lender determines is qualified in accordance with the criteria set forth in Section 701 of the DUS Guide.

                  SECTION 13.02(d)  Lines of Business. It shall not be engaged
                                    -----------------
         in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 13.02(e)  Limitation on Fundamental Changes. Without
                                    ---------------------------------
         the consent of the Lender, it shall not enter into any merger or consolidation, unless the merger or consolidation is with another Owner and the surviving entity expressly acknowledges in writing that it assumes all of the obligations and liabilities of the non-surviving entity under the Loan Documents, whether arising before or after the date of the merger or consolidation.

                  SECTION 13.03.  Affirmative Covenants of the REIT. The REIT
                                  ---------------------------------
         agrees and covenants with the Lender that, at all times during the Term of this Agreement:

                  SECTION 13.03(a)  Maintenance of Existence. It shall maintain
                                    ------------------------
         its existence and continue to be a real estate investment trust organized under the laws of the State of Maryland and to be duly qualified to transact business in any other jurisdiction in which it transacts business, and it shall promptly inform the Lender of any change in the location of its principal place of business, principal office or of any change in the location of the office in which it keeps its books and records.

                  SECTION 13.03(b)  Financial Statements. It shall keep and
                                    --------------------
         maintain and, upon the Lender's request, shall make available at its Notice Address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of its operations. These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by the Lender. It shall deliver to the Lender the following:

                           SECTION 13.03(b)(1)     Annual Financial Statements.
                                                   ---------------------------
                  Promptly, and in any event within 90 days after the end of its fiscal year, a statement of income and expenses, a statement of changes in cash flows, and a balance sheet of it and its Subsidiaries, on a consolidated basis, each in reasonable detail, certified by it, audited and certified by an independent certified public accountant and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year. Each of the financial statements shall be prepared in accordance with GAAP, and shall be accompanied by (A) an opinion of its independent certified public accountant to the effect that such financial statements have been prepared in accordance with GAAP and that such financial statements fairly present the results of the operations and financial condition of it and its Subsidiaries, on a consolidated basis, for the periods and dates indicated, and
                  (B) a Compliance Certificate; provided, however, that the REIT shall not be obligated to deliver any of the financial statements or opinions described in this paragraph (1) (except for the Compliance Certificate) if the Form 10-K delivered by the REIT pursuant to Section 13.03(b)(3) provides substantially identical information;

                           SECTION 13.03(b)(2)     Quarterly Financial
                                                   -------------------
                  Statements. Promptly, and in any event within 60 days, after
                  ----------
                  each of the first three fiscal quarters of its fiscal year, a statement of income and expenses, a statement of changes in cash flows, and a balance sheet of it and its Subsidiaries, on a consolidated basis, each in reasonable detail, certified by it, for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by
                  (A) a certificate from it, to the effect that such financial statements have been prepared in accordance with GAAP, and that such financial statements fairly present the results of the operations and financial condition of it and its Subsidiaries, on a consolidated basis, for the periods and dates indicated, and (B) a Compliance Certificate; provided, however, that the REIT shall not be obligated to deliver any of the financial statements described in this paragraph (2) (except for the Compliance Certificate) if the Form 10-Q delivered by the REIT pursuant to Section 13.03(b)(4) provides substantially identical information;

                           SECTION 13.03(b)(3)     Annual Form 10-K. Promptly,
                                                   ----------------
                  and in any event within 120 days after the end of its fiscal year, the REIT's Form 10-K filed with the Securities and Exchange Commission and its annual report to its shareholders;

                           SECTION 13.03(b)(4)     Quarterly Form 10-Q.
                                                   -------------------
                  Promptly, and in any event within 60 days, after the end of each calendar quarter, the REIT's Form 10-Q filed with the Securities and Exchange Commission.

                           SECTION 13.03(b)(5)     Form 8-K. Promptly after it
                                                   --------
                  is filed, any Form 8-K filed by the REIT with the Securities and Exchange Commission.

                           SECTION 13.03(b)(6)     Other Reports.
                                                   -------------

                                    (A)     Promptly after delivered, all
                                            reports, filings, communications or
                                            correspondence which it delivers to
                                            the United States Securities and
                                            Exchange Commission to the extent
                                            the same are matters of public
                                            record when filed.

                                    (B)     Promptly after delivered, all
                                            reports, filings, communications or
                                            correspondence which it delivers to
                                            any other Governmental Authority,
                                            relating to a matter which, if
                                            decided adversely to it, would have
                                            a material adverse effect on its
                                            financial condition.

                  If it shall fail to timely provide the financial statements, reports and other information required by this subsection, the Lender shall have the right to have its books and records (and the books and records of the other TC Parties) audited in order to obtain such reports or other information and any such costs and expenses incurred by the Lender which it fails to pay promptly to the Lender shall become immediately due and payable.

                  SECTION 13.03(c)  Maintain Licenses. It shall maintain all
                                    -----------------
         licenses, permits, charters and registrations which are material to the conduct of its business.

                  SECTION 13.03(d)  Inform the Lender of Material Events. It
                                    ------------------------------------
         shall promptly inform the Lender of any of the following of which it has Actual Knowledge:

                                    SECTION 13.03(d)(1)     Defaults. The
                                                            --------
                           occurrence of any Event of Default or any Potential Event of Default which occurred by reason of a default by the REIT in any representation, warranty or covenant made by the REIT in this Agreement or the other Loan Documents;

                                    SECTION 13.03(d)(2)     Regulatory
                                                            ----------
                           Proceedings.    The commencement of any rulemaking or
                           -----------
                           disciplinary proceeding or the promulgation of any proposed or final rule which would have a material adverse effect on its financial condition or materially and adversely affect its present or future ability to perform its obligations under the Loan Documents to which it is a party or adversely affect its real estate investment trust status;

                                    SECTION 13.03(d)(3)     Complaints.  The
                                                            ----------
                           receipt of (A) any complaint filed with a Governmental Authority against it or the manager of its Mortgaged Property alleging (I) any violation of fair housing law, handicap access or the Americans with Disabilities Act or equal employment law or regulations, regardless of the effect on the financial condition of any TC Party, or (II) any violation of any other law or regulation if an adverse decision in the proceeding adjudicating the complaint would have a material adverse effect on the financial condition of any TC Party or (B) any final administrative or judicial dispositions of any complaints specified in clause (A);

                                    SECTION 13.03(d)(4)     Legal   Proceedings.
                                                            -------------------
                           The commencement or threat of any proceedings by or against it, in any federal, state or local court or before any Governmental Authority which, if decided adversely to it, would have a material adverse effect on its financial condition.

                                    SECTION 13.03(d)(5)     Bankruptcy
                                                            ----------
                           Proceedings.     The commencement of any proceedings
                           -----------
                           in which it is the debtor (or equivalent party otherwise named) by or against it under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

                                    SECTION 13.03(d)(6)     Regulatory
                                                            ----------
                           Supervision or Penalty. The receipt of notice from
                           ----------------------
                           any agency or Governmental Authority having authority over the conduct of its business that (A) it is being placed under regulatory supervision, (B) any license, permit, charter, membership or registration material to the conduct of its business is to be suspended or revoked or (C) it is to cease and desist any practice, procedure or policy employed by it in the conduct of its business, and such cessation would have a material adverse effect upon its present or future ability to perform its obligations under the Loan Documents to which it is a party or upon its real estate investment trust status; and

                                    SECTION 13.03(d)(7)     Claims. The receipt
                                                            ------
                           of notice from any Governmental Authority or other Person relating to any claim involving it or any of its assets (including notice of any material tax deficiency) which, if decided adversely to it, would have a material adverse effect on its financial condition.

                                    SECTION 13.03(d)(8)     Termination of Line
                                                            -------------------
                           of Credit. The receipt of notice from any lender that
                           ---------
                           any lines of credit utilized to satisfy the Liquidity covenant set forth in Section 13.03(j) has been terminated or canceled by such lender.

                  SECTION 13.03(e)  Status as a Real Estate Investment Trust. It
                                    ----------------------------------------
         shall take all actions necessary to continue to qualify, and be taxed, as a real estate investment trust under Subchapter M of the Internal Revenue Code.

                  SECTION 13.03(f)  Further Assurances. At the request of the
                                    ------------------
         Lender, it shall execute and deliver and, if necessary, file, such further instrument or instruments and take such further action or actions, not inconsistent with the Loan Documents, as may be necessary, in the opinion of the Lender, to effectuate the provisions of the Loan Documents.

                  SECTION 13.03(g)  Publicly Held REIT. It shall give the Lender
                                    ------------------
         notice if it no longer is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or any successor legislation thereto. The Lender shall have the right, upon such notice, to impose such additional reporting and other requirements as may be required under the DUS Guide.

                  SECTION 13.03(h)  Compliance With Net Worth Requirement. It
                                    -------------------------------------
         shall, at all times, maintain its Net Worth so that it is not less than $250,000,000.

                  SECTION 13.03(i)  Compliance With Debt to Total Asset
                                    -----------------------------------
         Requirement. It shall not permit the ratio of Consolidated Total
         -----------
         Indebtedness to Consolidated Total Assets to exceed 70% at any time.

                  SECTION 13.03(j)  Compliance With Liquidity Requirement. It
                                    -------------------------------------
         shall not permit at any time its Liquidity to be less than $1,000,000; provided that at any time aggregate Advances Outstanding are equal to or greater than $425,000,000, it shall not permit at any time its Liquidity to be less than $1,750,000, and at any time aggregate Advances Outstanding are equal to or greater than $450,000,000, it shall not permit at any time its Liquidity to be less than $2,000,000, and at any time aggregate Advances Outstanding are equal to $500,000,000, it shall not permit at any time its Liquidity to be less than $2,500,000.

         SECTION 13.04.  Negative Covenants of the REIT. The REIT agrees and
                         ------------------------------
covenants with the Lender that, at all times during the Term of this Agreement:

                  SECTION 13.04(a)  Transfers.
                                    ---------

                           (1) Except as otherwise provided in paragraph (2) and
                               Section 13.09,

                                    (A)     it shall not Transfer any Ownership
                                            Interests in the Operating
                                            Partnership or the REIT Sub which
                                            would result in a breach of Section
                                            13.09; and

                                    (B)     it shall not permit a Lien to
                                            encumber any Ownership Interests in
                                            the Operating Partnership or the
                                            REIT Sub.

                           (2) Notwithstanding anything to the contrary in
                  paragraph (1), it may, without the consent of the Lender, grant a Lien on any Ownership Interests in the Operating Partnership to an Institutional Lender to secure an Indebtedness to the Institutional Lender, provided that (i) it gives the Lender at least 15 days' advance written notice of the Lien and (ii) the Lender has been given at least 15 days to review and approve all documents creating, perfecting and governing the Lien, which approval shall be given if there is no provision which, in the Lender's determination, will conflict with, or cause a breach under, the provisions of this Agreement or the other Loan Documents. Nothing in the foregoing shall be deemed to permit, without the Lender's consent, the sale, assignment, transfer or other disposition of an Ownership Interest which is subject to a Lien permitted under this paragraph (2) to the purchaser at a secured party sale or foreclosure sale (or to a transferee by a conveyance in lieu of foreclosure) in connection with a foreclosure or other disposition of the Lien (but such sale, assignment, transfer or other disposition shall not be considered a Recourse Transfer under Section 21.02).

                           (3) With respect to the grant of a Lien which is permitted under paragraph (2), it shall use reasonable commercial efforts to obtain from the Institutional Lender a written undertaking, for the benefit of the Lender, that, in the event the Institutional Lender gives it a notice, under the loan documents evidencing or otherwise relating to the Indebtedness, which is in the nature of a notice of default, a notice of acceleration of the Indebtedness, a notice of foreclosure or a notice of the commencement of the exercise of any other remedy against it or the Ownership Interests, then the Institutional Lender shall also endeavor to give to the Lender a simultaneous copy of the notice. The undertaking may be conditioned on the receipt by the Institutional Lender of a written confirmation by it and the Lender (which it and the Lender hereby agree to give) that the failure of the Institutional Lender to give such notices shall not (i) constitute a default by the Institutional Lender under the loan documents evidencing or otherwise relating to the Indebtedness, (ii) give rise to any claim by it or the Lender against the Institutional Lender or (iii) invalidate or otherwise affect the efficacy of any notice given by the Institutional Lender to it.

                  SECTION 13.04(b)  Status as a Real Estate Investment Trust. It
                                    ----------------------------------------
         shall not take or permit any actions which will cause it not to qualify, and be taxed, as a real estate investment trust under Subchapter M of the Internal Revenue Code, or which will jeopardize such qualification or tax treatment.

                  SECTION 13.04(c)  Lines of Business. It shall not be
                                    -----------------
         Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management, directly or through Affiliates, of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 13.04(d)  Intentionally Omitted.
                                    ---------------------

                  SECTION 13.05.  Affirmative Covenants of the TC Parties (other
                                  ----------------------------------------------
         than the Owners and the REIT). Each TC Party (other than the Owners and
         ----------------------------
         the REIT) agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of this Agreement:

                  SECTION 13.05(a)  Maintenance of Existence. It shall maintain
                                    ------------------------
         its existence and continue to be a general partnership, limited partnership or corporation, as the case may be, organized under the laws of the state of its organization, to be duly qualified to transact business in each jurisdiction in which it transacts business, to the extent, if any, that it is required to be so qualified by the laws of such jurisdiction, and it shall promptly inform the Lender of any change in the location of its principal place of business, principal office or of any change in the location of the office in which it keeps its books and records.

                  SECTION 13.05(b)  Financial Statements. It shall keep and
                                    --------------------
         maintain and, upon the Lender's request, shall make available at its Notice Address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of its operations. These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by the Lender. It shall deliver to the Lender the following:

                           (1) Promptly after delivered, all reports, filings, communications or correspondence which it delivers to the United States Securities and Exchange Commission to the extent the same are matters of public record when filed.

                           (2) Promptly after delivered, all reports, filings, communications or correspondence which it delivers to any other Governmental Authority, relating to a matter which, if decided adversely to it, would have a material adverse effect on its financial condition.

                  If it shall fail to timely provide the financial statements, reports and other information required by this subsection, the Lender shall have the right to have its books and records (and the books and records of the other TC Parties) audited in order to obtain such financial statements, reports or other information and any such costs and expenses incurred by the Lender which it fails to pay promptly to the Lender shall become immediately due and payable.

                  SECTION 13.05(c)  Maintain Licenses. It shall maintain all
                                    -----------------
         licenses, permits, charters and registrations which are material to the conduct of its business.

                  SECTION 13.05(d)  Inform the Lender of Material Events. It
                                    ------------------------------------
         shall promptly inform the Lender of any of the following of which it has Actual Knowledge:

                                    SECTION 13.05(d)(1)     Defaults. The
                                                            --------
                           occurrence of any Event of Default or any Potential Event of Default which occurred by reason of a default by such TC Party in any representation, warranty or covenant made by the TC Party in this Agreement or the other Loan Documents;

                                    SECTION 13.05(d)(2)     Regulatory
                                                            ----------
                           Proceedings.     The commencement of any rulemaking
                           -----------
                           or disciplinary proceeding or the promulgation of any proposed or final rule which would have a material adverse effect on its financial condition or materially and adversely affect its present or future ability to perform its obligations under the Loan Documents to which it is a party;

                                    SECTION 13.05(d)(3)     Complaints.     The
                                                            ----------
                           receipt of (A) any complaint filed with a Governmental Authority against it or the manager of its Mortgaged Property alleging (I) any violation of fair housing law, handicap access or the Americans with Disabilities Act or equal employment law or regulations, regardless of the effect on the financial condition of any TC Party, or (II) any violation of any other law or regulation if an adverse decision in the proceeding adjudicating the complaint would have a material adverse effect on the financial condition of any TC Party or (B) any final administrative or judicial dispositions of any complaints specified in clause (A);

                                    SECTION 13.05(d)(4)     Legal Proceedings.
                                                            -----------------
                           The commencement or threat of any proceedings by or against it, in any federal, state or local court or before any Governmental Authority which, if decided adversely to it, would have a material adverse effect on its financial condition.

                                    SECTION 13.05(d)(5)     Bankruptcy
                           Proceedings.     The commencement of any proceedings
                           in which it is the debtor (or equivalent party otherwise named) by or against it under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

                                    SECTION 13.05(d)(6)     Regulatory
                                                            ----------
                           Supervision or Penalty. The receipt of notice from
                           ----------------------
                           any agency or Governmental Authority having authority over the conduct of its business that (A) it is being placed under regulatory supervision, (B) any license, permit, charter, membership or registration material to the conduct of its business is to be suspended or revoked or (C) it is to cease and desist any practice, procedure or policy employed by it in the conduct of its business, and such cessation would have a material adverse effect upon its present or future ability to perform its obligations under the Loan Documents to which it is a party; and

                                    SECTION 13.05(d)(7)     Claims. The receipt
                                                            ------
                           of notice from any Governmental Authority or other Person relating to any claim involving it or any of its assets, including the Mortgaged Properties (including notice of any material tax deficiency) which, if decided adversely to it, would have a material adverse effect on its financial condition.

                  SECTION 13.05(e)  No Publicly Traded Partnership. It shall
                                    ------------------------------
         take all actions necessary to prevent itself from being taxed as a publicly traded partnership under Section 7704 of the Internal Revenue Code.

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

                  SECTION 13.05(f)  Further Assurances. At the request of the
                                    ------------------
         Lender, it shall execute and deliver and, if necessary, file, such further instrument or instruments and take such further action or actions, not inconsistent with the Loan Documents, as may be necessary, in the opinion of the Lender, to effectuate the provisions of the Loan Documents.

         SECTION 13.06.  Negative Covenants of the TC Parties (other than the
                         ----------------------------------------------------
Owners and the REIT). Each TC Party (other than the Owners and the REIT) agrees
-------------------
and covenants with the Lender with respect to itself that, at all times during the Term of this Agreement:

                  SECTION 13.06(a)  Transfers.
                                    ---------

                           (1)      Except as otherwise provided in paragraph
                  (2) and Section 13.09, (i) TC-Oriole shall not Transfer any Ownership Interests in the Operating Partnership, (ii) neither the Operating Partnership nor the REIT Sub shall Transfer any Ownership Interests in the Property Company and (iii) neither the Property Company nor the REIT Sub shall Transfer any Ownership Interests in any Owner.

                           (2) Notwithstanding anything to the contrary in paragraph (1), TC-Oriole, the Operating Partnership and the REIT Sub may, without the consent of the Lender, grant a Lien on any Ownership Interests (other than the REIT Sub's Ownership Interests in any Owner, such Ownership Interests having been previously assigned to the Lender pursuant to the Assignment of Partnership Interests) to an Institutional Lender to secure an Indebtedness to the Institutional Lender, provided that (i) the Person granting the Lien gives the Lender at least 15 days' advance written notice of the Lien and (ii) the Lender has been given at least 15 days to review and approve all documents creating, perfecting and governing the Lien, which approval shall be given if there is no provision which, in the Lender's determination, will conflict with, or cause a breach under, the provisions of this Agreement or the other Loan Documents. Nothing in the foregoing shall be deemed to permit, without the Lender's consent, the sale, assignment, transfer or other disposition of an Ownership Interest which is subject to a Lien permitted under this paragraph (2) to the purchaser at a secured party sale or foreclosure sale (or to a transferee by a conveyance in lieu of foreclosure) in connection with a foreclosure or other disposition of the Lien (but such sale, assignment, transfer or other disposition shall not be considered a Recourse Transfer under Section 21.02).

                           (3) With respect to the grant of a Lien which is permitted under paragraph (2), the TC Party granting the Lien shall use reasonable commercial efforts to obtain from the Institutional Lender a written undertaking, for the benefit of the Lender, that, in the event the Institutional Lender gives the TC Party a notice, under the loan documents evidencing or otherwise relating to the Indebtedness, which is in the nature of a notice of default, a notice of acceleration of the Indebtedness, a notice of foreclosure or a notice of the commencement of the exercise of any other remedy against the TC Party or the Ownership Interests, then the Institutional Lender shall also endeavor to give to the Lender a simultaneous copy of the notice. The undertaking may be conditioned on the receipt by the Institutional Lender of a written confirmation by the TC Parties and the Lender (which the TC Parties and the Lender hereby agree to give) that the failure of the Institutional Lender to give such notices shall not (i) constitute a default by the Institutional
                  Lender under the loan documents evidencing or otherwise relating to the Indebtedness, (ii) give rise to any claim by the TC Parties or the Lender against the Institutional
                  Lender or (iii) invalidate or otherwise affect the efficacy of any notice given by the Institutional Lender to any TC Party.

                  SECTION 13.06(b)   No Publicly Traded Partnership. It shall
                                     ------------------------------
         not take or permit any actions which will cause any of them, or the Operating Partnership or the Property Company, to be taxed as a publicly traded partnership under Section 7704 of the Internal Revenue Code.

                  SECTION 13.06(c)   Frequency of Requests. The Borrowers shall
                                     ---------------------
         make all Requests (other than a Future Advance Request or a Credit Facility Termination Request) in any calendar quarter on the same day in the calendar quarter. Accordingly, once the Borrowers make one or more Requests (other than a Future Advance Request or a Credit Facility Termination Request) in a calendar quarter, they shall not make any further Requests (other than a Future Advance Request or a Credit Facility Termination Request) in the calendar quarter. The Property Company shall have the right, subject to the terms, conditions and limitations of this Agreement, to make a Future Advance Request for a Revolving Facility Advance on any day until the expiration of the Revolving Facility Availability Period and the Borrowers shall have the right, subject to the terms, conditions and limitations of this Agreement, to make a Credit Facility Termination Request on any day until the expiration of the Term of this Agreement.

                  SECTION 13.06(d)   Lines of Business. It shall not be
                                     -----------------
         Principally Engaged in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management, directly or through Affiliates, of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

                  SECTION 13.06(e)   Intentionally Omitted.
                                     ---------------------

                  SECTION 13.06(f)   Transfer by Harvey Schulweis or Alfred
                                     --------------------------------------
         Lerner. Without the consent of the Lender, it shall not permit either
         ------
         Harvey Schulweis or Alfred Lerner to Transfer any of their limited partnership interests (or any shares of beneficial interest in the REIT into which such interests may be converted) in the Operating Partnership, except for a Transfer by either or both of them in connection with a Transfer permitted under the provisions of Section
         13.09. The Lender hereby consents to the following Transfers by Harvey Schulweis or Alfred Lerner of such limited partnership interests (or converted shares):

                           (1) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of Harvey Schulweis or Alfred Lerner;

                           (2) A Transfer to immediate family members of Harvey Schulweis or Alfred Lerner or trusts established for the benefit of Harvey Schulweis or Alfred Lerner and/or their respective immediate family members; provided, that Harvey Schulweis or Alfred Lerner, as the case may be, gives the Lender notice of the Transfer concurrently with each Transfer;

                           (3)   A Transfer subsequent to a merger or
                  consolidation of the REIT or Operating Partnership in which the REIT or the Operating Partnership is not the surviving entity and which is approved, or deemed approved, by the Lender;

                           (4) The grant of a Lien on such limited partnership interests to an Institutional Lender to secure an Indebtedness of a TC Party to an Institutional Lender, if, concurrently with the grant, the Operating Partnership has granted a Lien to the same Institutional Lender in accordance with Sections 13.06(a)(2); and

                           (5) A conversion of limited partnership interests into shares of beneficial interest in the REIT (but such shares shall be subject to the prohibitions on Transfer set forth in this Section 13.06(f)).

         SECTION 13.07.   Affirmative Covenants of the Borrowers. Each Borrower
                          --------------------------------------
agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of this Agreement:

                  SECTION 13.07(a)   Appraisals. At the time of the addition of
                                     ----------
         a Mortgaged Property to the Collateral Pool, and at any time and from time to time thereafter, the Lender shall be entitled to obtain an Appraisal of any Mortgaged Property. The Borrowers shall pay all of the Lender's costs of obtaining the Appraisal, except that the Borrowers shall not be required to pay for any Appraisal of a Mortgaged Property if, within the 12 month period immediately preceding the date of the Appraisal, the Lender had received another Appraisal of the Mortgaged Property.

                  SECTION 13.07(b)   Expenses.
                                      -------

                           (1) The Borrowers, jointly and severally, shall pay, or reimburse the Lender for, all costs and1 expenses incurred by the Lender, including the legal fees and expenses of the Lender's outside legal counsel, in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with a Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrowers' rights or the Lender's obligations with respect to the Request and all transactions related to any of the foregoing. The obligations of the Borrowers under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs.

                           (2) The Borrowers, jointly and severally, shall pay, or reimburse the Lender for, all costs and expenses, other than those costs and expenses described in paragraph
                  (1), in connection with a Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrowers' rights or the Lender's obligations with respect to the Request and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges. The obligations of the Borrowers under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs.

                           (3) This subsection (b) does not apply to the costs of due diligence fees (including legal fees relating to due diligence) and the closing of this Agreement and the Initial Advance, and the due diligence fee with respect to the addition of an Additional Mortgaged Property to the Collateral Pool, the fees for which are set forth in Sections 14.04(a) and (b), respectively.

                  SECTION 13.07(c) Facility Balancing. If at any time after the
                                   ------------------
         date hereof, the Borrowers have increased the Maximum Credit Commitment or otherwise increased the Base Facility Credit Commitment or the Revolving Facility Credit Commitment after the date hereof as a result of increases in the Valuation of the Mortgaged Properties, and if after such time the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period is equal to or less than 145% or the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is equal to or greater than 68%, then, within 30 days of Lender's notice to Borrowers of such condition, the Borrowers shall (i) add Additional Mortgaged Properties to the Collateral Pool in accordance with Article VI so that after such addition the Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period, (ii) prepay Advances Outstanding in an amount sufficient to cause the Borrowers to be in compliance with the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period and the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period (to determine such compliance, as if the Maximum Credit Commitment is equal to the Advances Outstanding after giving effect to such prepayment), or (iii) reduce the Maximum Credit Commitment by an amount sufficient to cause the Borrowers to be in compliance with the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period and the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period pursuant to Article IX of this Agreement. In lieu of the foregoing, Lender may, in its sole discretion, permit the amount required to be prepaid to be paid in equal monthly installments during the period between the date on which such payment is to be made and the Credit Facility Termination Date. Any prepayments made pursuant to the preceding sentence shall be applied first against Revolving Advances Outstanding, then against the prepayment of Base Advances Outstanding, so long as the prepayment is permitted under the applicable

         Base Facility Note. If no prepayment is permitted under the applicable Base Facility Note, such prepayment amount shall be held by Lender (or its appointed collateral agent) as substitute cash collateral in accordance with a security agreement and other documents in form and substance acceptable to Lender. Any substitute cash collateral remaining will be returned to the Borrower on the earlier of the date when the Minimum Aggregate Facility Debt Service Coverage Ratio for the Trailing 12 Month Period and the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period are again met or the Credit Facility Termination Date. If on the date the Borrower pays any amounts required by this Section, Revolving Advances are Outstanding but are not then due and payable, Lender shall hold such amounts (which amounts shall bear interest at a rate determined by Lender) as additional collateral until the next date the Revolving Advances are due and payable, at which time Lender shall apply the appropriate portion of such prepayment to such Revolving Advances.

         SECTION 13.08.   Covenants of the Lender.
                           ----------------------

                  SECTION 13.08(a)   Cap Rates. The Lender shall determine Cap
                                     ---------
         Rates for the Mortgaged Properties of the Owners approximately once each year. The Lender shall determine the Cap Rates on the basis of its internal survey and analysis of cap rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as the Lender deems appropriate in its sole and absolute discretion. In determining the Cap Rate, the Lender shall not be obligated to rely on any information provided by the TC Parties. The Lender shall have the right to select additional Cap Rates during the year at any time the Lender determines that changed market or property conditions warrant such action.

                  SECTION 13.08(b)   Valuations. The Lender shall perform a 12
                                     ----------
         Month Valuation for each of the Mortgaged Properties, and a determination of Aggregate Facility Debt Service Coverage Ratios and Aggregate Loan to Value Ratio for the Trailing 12 Month Period (all of which 12 Month Valuations and determinations shall be binding and conclusive on the TC Parties) once each calendar year, within 20 Business Days after the Owners have delivered to the Lender the reports required in Section 13.01(b)(1) and (2). The Lender shall have the right to perform additional 12 Month Valuations and determinations at other times during the year (i) in connection with a Request, or (ii) at any time the Lender determines that changed market or property conditions warrant such action.

                  SECTION 13.08(c)   Notice to Other Institutional Lenders of
                                     ----------------------------------------
         the TC Parties. In the event a TC Party grants a Lien on any Ownership
         --------------
         Interests to an Institutional Lender which is permitted under Sections 13.04(a)(2) or 13.06(a)(2), and the TC Party obtains the undertaking from the Institutional Lender described in Section 13.04(a)(3) or 13.06(a)(3), then, within 30 days after the TC Party's request, the Lender will make a written undertaking, for the benefit of the Institutional Lender, that, in the event the Lender gives the TC Party a notice under the Loan Documents which is in the nature of a notice of default, a notice of acceleration of the Indebtedness, a notice of foreclosure or a notice of the commencement of the exercise of any other remedy against the TC Party or any of the Collateral, then the

         Lender shall also endeavor to give to the Institutional Lender a simultaneous copy of the notice. The undertaking may be conditioned upon the receipt by the Lender of a written confirmation by the TC Parties and the Institutional Lender that the failure of the Lender to give such notices shall not (i) constitute a default under the Loan Documents, (ii) give rise to any claim whatsoever by the TC Parties or the Institutional Lender against the Lender or (iii) invalidate or otherwise affect the efficacy of any notice given by the Lender to any TC Party.

         SECTION 13.08(d)   Insurance Claims Settlement.  Notwithstanding the
                            ---------------------------
provision of the second sentence of the third paragraph of Paragraph 5 of the Uniform Provisions of the Security Instruments (as they provide on the date hereof) relating to insurance claims, so long as (i) the casualty to a Mortgaged Property has led to a claim of less than $500,000 and (ii) no Event of Default then exists, the Lender shall not exercise the power of attorney granted thereby, and an Owner may make proof of loss, adjust and compromise claims, oppose and prosecute actions relating to the casualty insurance policy in question and collect and receive the insurance proceeds in question.

         SECTION 13.09.  Covenant of the TC Parties Regarding Transfers.
                         ----------------------------------------------

                  (a)      Prohibition on Transfers.  Subject to paragraph (b)
                           ------------------------
of this Section 13.09, the TC Parties shall not cause or permit a Transfer or a Change of Control.

                  (b)      Permitted Transfers.  Notwithstanding  the
                           -------------------
provisions (a) of this Section 13.09, the following Transfers by the TC Parties are permitted without the consent of the Lender:

                           (i) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of a natural person who is an owner of a Mortgaged Property or the owner of a direct or indirect ownership interest in the TC Parties.

                           (ii)   The grant of a leasehold interest in
         individual dwelling units in a Mortgaged Property for a term of two years or less and leases for commercial uses as long as commercial leases do not exceed 20 percent of the rentable space of the Mortgaged Property (measured as required by Lender) and provided that all such leasehold interests do not contain an option to purchase the Mortgaged Property; provided that in no event shall the TC Party grant a leasehold interest for a commercial use that permits pornographic or similarly immoral or inappropriate uses.

                           (iii) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.

                           (iv) The creation of a mechanic's or materialmen's lien or judgment lien against a Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

                           (v) The grant of an easement, if prior to the granting of the easement the TC Parties cause to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender consents to such easement based upon Lender's determination that the easement will not materially affect the operation of the Mortgaged Property or Lender's interest in the Mortgaged Property and TC Parties pay to Lender, on demand, all reasonable costs and expenses incurred by Lender in connection with reviewing TC Parties' request. Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (A) the grant of a utility easement serving a Mortgaged Property to a publicly operated utility, or (B) the grant of an easement related to expansion or widening of roadways, provided that any such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of a Mortgaged Property.

                           (vi) The Transfer of shares of common stock, limited partnership interests or other beneficial or ownership interest or other forms of securities in the REIT or the Operating Partnership, and the issuance of all varieties of convertible debt, equity and other similar securities of the REIT or the Operating Partnership, and the subsequent Transfer of such securities; provided, however, that no Change in Control occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

                           (vii) The Transfer of partnership or membership interests by the TC Parties, including, without limitation, the conversion or exchange of partnership or membership interests in TC Parties to shares of common stock or other beneficial or ownership interests or other forms of securities in the REIT; provided, however, that no Change in Control occurs as the result of such Transfer and the general partner requirements set forth in the definition of "Change of Control" are met.

                           (viii) The issuance by TC Parties of additional partnership units or convertible debt, equity and other similar securities, and the subsequent Transfer of such units or other securities; provided, however, that no Change in Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

                           (ix) A merger with or acquisition of another entity by the TC Parties, provided that (A) the TC Parties are the surviving entity after such merger or acquisition, (B) no Change in Control occurs, and (C) such merger or acquisition does not result in an Event of Default, as such terms are defined in this Agreement.

                           (x)      A Transfer in connection with any
         substitution or release pursuant to the terms and conditions of Article VII of this Agreement.

                           (xi) A Transfer to a Person made in connection with a conversion of the type described in clause (v) of the definition of Transfer, provided that either or both of the

         REIT Sub and the Property Company own, directly or indirectly, 100% of the Ownership Interests of such transferee.

                           (xii) The REIT, TC-Oriole or the Operating Partnership may merge with another Person if (a) the Lender consents to such merger or consolidation (which consent shall not be unreasonably withheld, delayed or conditioned; and provided that if the Lender does not disapprove of a proposed merger or consolidation on or before the Outside Review Date, the Lender shall be deemed to have given its consent to the merger or consolidation), or (b) if

                  (i)  either--

                           (A) it is the surviving entity; or

                           (B) it is not the surviving entity but either:

                                    (I) the surviving entity has a net worth,
                  determined by the Lender in accordance with GAAP, at least equal to $500,000,000; or

                                    (II) the surviving entity has a market
                  capitalization, as determined by the Lender, at least equal to $650,000,000;

                  and

                  (ii) the surviving entity expressly acknowledges in writing that it assumes all of the obligations and liabilities of the REIT under the Loan Documents, whether arising before or after the date of the merger or consolidation;

         provided that clause (B) shall not apply if the surviving entity has either (i) loans or commitment to make loans (whether directly or through Affiliates) held by Fannie Mae in excess of the internal limit on loans to one entity and its Affiliates set by Fannie Mae in effect at such time, or (ii) engaged in conduct relating to the conduct of its business such that Lender or Fannie Mae would not make or hold loans having such entity as an obligor.

                           (xii)    A Transfer permitted under Section 13.06.

                  (c)      Consent to Prohibited Transfers. Lender may, (except
                           -------------------------------
as provided in clause (xi) of paragraph (b) of this Section 13.09) in its sole and absolute discretion, consent to a Transfer that would otherwise violate this
Section 13.09 if, prior to the Transfer, the TC Parties have satisfied each of the following requirements:

                           (i) the submission to Lender of all information required by Lender to make the determination required by this Section 13.09(c);

                           (ii)     the absence of any Event of Default;

                           (iii) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of TC Parties in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

                           (iv) in the case of a Transfer of direct or indirect ownership interests in TC Parties, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee or one or more individuals or entities acceptable to Lender of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

                           (v)      Lender's receipt of all of the following:

                                    (A)   except with respect to Transfers (i)
                  permitted under Section 13.06(f), (ii) in clause (xi) of paragraph (b) of this Section 13.09, or (iii) in connection with a conversion of the type described in clause (v) of the definition of Transfer, provided such Transfer is to one or more Affiliates of a TC Party and provided further that the Ownership Interests in such Affiliates are, directly or indirectly, 100% owned by either or both of the REIT or the Operating Partnership, a transfer fee equal to 1 percent of the Advances Outstanding immediately prior to the transfer.

                                    (B)   In addition, TC Parties shall be
                  required to reimburse Lender for all of Lender's reasonable out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request.

                                  ARTICLE XIV

                                     FEES

         SECTION 14.01.    Fee Definitions.   For all purposes of this
                           ---------------
Agreement, the following terms shall have the respective meanings set forth below:

                  "Standby Fee" means, for each calendar month, the product
                   -----------
obtained by multiplying-

                           (a)      1/12, by

                           (b)      19 basis points, by

                           (c) the average daily Unused Capacity during the month.

                  "Unused Capacity" means, for any specified date, the excess
                   ---------------
(if any) of-

                           (a) the Maximum Credit Commitment in effect on such date, over

                           (b) the aggregate unpaid principal balance of the Advances Outstanding on such date.

         SECTION 14.02.    Standby Fee. The Property Company shall pay the
                           -----------
Standby Fee to the Lender for each month during the Term of this Agreement, in arrears, on the first Business Day following the end of the month, except that the Standby Fee for the last month during the Term of this Agreement shall be paid on the last day of the Term of this Agreement.

         SECTION 14.03.    Origination Fees. The Borrowers shall pay to the
                           ----------------
Lender an origination fee (the "Origination Fee") equal to $568,480, which shall
                                ---------------
be paid on the date hereof in respect of the Advances made on or before the date hereof. The Borrowers shall pay to the Lender an additional origination fee in an amount equal to 1% of any expansion of the Credit Facility (the "Expansion
                                                                    ---------
Origination Fee"). The Expansion Origination Fee shall be due at the time of the
---------------
Closing of any increase in the Maximum Credit Commitment.

         SECTION 14.04.    Due Diligence Fees.
                           ------------------

                  SECTION 14.04(a)  Restructuring Diligence Fees. The Borrowers
                                    ----------------------------
         shall pay to the Lender due diligence fees (the "Restructuring Due
                                                          -----------------
         Diligence Fees") with respect to the Initial Mortgaged Properties equal
         --------------
         to the product obtained by multiplying -

                           (1) the reasonable fees and expenses of the Lender expended in respect of an Initial Mortgaged Property, which shall not in any event exceed $2,000 per Initial Mortgaged Property, by

                           (2)      the number of Initial Mortgaged Properties.

         The Borrowers have previously paid to the Lender a portion of the Restructuring Due Diligence Fees and shall pay the remainder of the Restructuring Due Diligence Fees to the Lender on date hereof.

         SECTION 14.04(b)  Additional Due Diligence Fees for Additional
                           --------------------------------------------
Collateral. The Borrowers shall pay to the Lender additional due diligence fees
----------
(the "Additional Collateral Due Diligence Fees") with respect to each Additional
      ----------------------------------------
Mortgaged Property equal to the sum of (i) $1,000 and (ii) the actual out-of-pocket expenses incurred by the Lender in connection with all due diligence activities which the Lender deems necessary in connection with the addition of the Additional Mortgaged Property to the Collateral Pool. The Borrowers shall pay Additional Collateral Due Diligence Fees for the Additional Mortgaged Property to the Lender on the date on which they submit the Collateral Addition Request for the addition of the Additional Mortgaged Property to the Collateral Pool.

         SECTION 14.05.    Intentionally Omitted..
                           ---------------------

         SECTION 14.06.    Legal Fees and Expenses.
                           -----------------------

                  SECTION 14.06(a)  Legal Fees.  The Borrowers shall pay to the
                                    ----------
         Lender, for delivery to Fannie Mae, the actual out-of-pocket legal fees and expenses incurred by Fannie Mae in connection with the preparation and negotiation of this Agreement, the other Loan Documents executed on the date hereof and the closing of the Advance to be made on the date hereof. The Borrowers shall pay such legal fees and expenses of Fannie Mae to the Lender on the date hereof.

                  SECTION 14.06(b)  Additional Legal Fees and Expenses for
                                    --------------------------------------
         Additional Collateral.  The Borrowers shall pay to the Lender, with
         ---------------------
         respect to each Additional Mortgaged Property, the actual out-of-pocket legal fees and expenses incurred by the Lender and Fannie Mae in connection with the preparation and negotiation of the Collateral Addition Loan Documents executed on the Closing Date for the addition of the Additional Mortgaged Property and the closing of the addition of the Additional Mortgaged Property to the Collateral Pool. The Borrowers shall pay the legal fees and expenses to the Lender on the Closing Date for the addition of the Additional Mortgaged Property to the Collateral Pool.

         SECTION 14.07.   MBS-Related Costs.  The Borrowers shall pay to the
                          -----------------
Lender, within 30 days after demand, all fees and expenses incurred by the Lender or Fannie Mae in connection with the issuance of any MBS backed by an Advance, including the fees charged by Depository Trust Company and State Street Bank or any successor fiscal agent or custodian.

         SECTION 14.08.   Other Fees.  The Borrowers shall pay the following
                          ----------
additional fees and payments, if and when required pursuant to the terms of this
Agreement:

                  (a) The Collateral Addition Fee, pursuant to Section 6.03(b), in connection with the addition of an Additional Mortgaged Property to the Collateral Pool pursuant to Article VI;

                  (b) The Release Price, pursuant to Section 7.03(c), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to Article VII;

                  (c) The Release Fee, pursuant to Section 7.03(d), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to Article VII;

                  (d)   The Revolving Facility Termination Fee, pursuant to
         Section 9.03(b), in connection with a complete or partial termination of the Revolving Facility pursuant to Article IX; and

                  (e) As part of any required prepayment premium, the Credit Facility Termination Fee, pursuant to Section 10.03, in connection with the termination of the Credit Facility pursuant to
         Article X.

         SECTION 14.09   Restructuring Fee. The Borrowers shall pay to the
                         -----------------
         Lender a restructuring fee (the "Restructuring Fee") equal to
                                          -----------------
         $382,152. The Restructuring Fee shall be paid on the date hereof.

                                   ARTICLE XV

                              INTENTIONALLY OMITTED

                                   ARTICLE XVI

                                EVENTS OF DEFAULT

         SECTION  16.01.  Events of Default.  The occurrence of any one or
                          -----------------
         more of the following events shall constitute an Event of Default:

                  SECTION 16.01(a) Any representation or warranty made by, or on behalf of, any TC Party in this Agreement or any other Loan Document shall prove to have been false in any material respect as of the date on which it was made;

                  SECTION 16.01(b) The failure of any TC Party to pay, on or before the date when due, (i) any interest or principal due with respect to any Advance, (ii) any amount payable into the Tax Escrow Fund in accordance with Section 19.02(a) and the Security Instruments,
         (iii) any monthly deposit payable into the Replacement Reserve in accordance with Section 13.01(g), and (iv) any Monthly Cap Escrow Payment payable into the Cap Escrow Fund in accordance with Section 20.03.

                  SECTION 16.01(c) The failure of any TC Party to pay, on or before the date when due, any amount (other than as set forth in paragraph (b) above) due and payable by any TC Party under the Loan Documents, including fees, costs or expenses, if the failure continues for a period of 10 days after receipt by the TC Party of a written notice from the Lender identifying the failure;

                  SECTION 16.01(d) There shall have been entered against any TC Party a judgment against any TC Party or any attachment or other levy against any portion of any TC Party's assets with respect to a claim in an amount in excess of $1,000,000 individually or in the aggregate, and the judgment, attachment or levy remains unpaid, unstayed on appeal, undischarged, unbonded, not fully insured (other than stated deductibles or retentions) or undismissed for a period of 60 days;

                  SECTION 16.01(e) With respect to any Indebtedness incurred by a TC Party in an aggregate amount in excess of $1,000,000, the failure of any TC Party (i) to pay all or any portion of the Indebtedness when it is due and payable, or (ii) to perform and observe any of the terms, covenants and conditions contained in any document or instrument relating to the Indebtedness (other than those described in clause (i) above) when such performance or observation is due, if

                  (x)      the failure to pay, perform or observe

                           (I) continues after the expiration of any applicable notice and cure period and

                           (II) gives the creditor to whom the Indebtedness is owed the right to accelerate the Indebtedness, and

                  (y)      either

                           (I)      the Indebtedness has matured or

                           (II) the creditor to whom the Indebtedness is due and payable has accelerated the maturity of the Indebtedness;

                  SECTION 16.01(f) With respect to any Indebtedness incurred by a TC Party in an aggregate amount in excess of $1,000,000 which is secured by a Lien on the Ownership Interests in an Owner, the REIT Sub, the Property Company or the Operating Partnership, the failure of the TC Party to pay all or any portion of the Indebtedness when it is due and payable, if the failure to pay continues after the expiration of any applicable notice and cure period;

                  SECTION 16.01(g) With respect to any Indebtedness incurred by a TC Party in an aggregate amount in excess of $1,000,000 which is secured by a Lien on the Ownership Interests in an Owner, the REIT Sub, the Property Company or the Operating Partnership, the failure of the TC Party to perform and observe any of the terms, covenants and conditions contained in any document or instrument relating to such Indebtedness (other than those described in subsection (f) above) when such performance or observation is due, if

                  (x) the failure to perform or observe

                           (I) continues after the expiration of any applicable notice and cure period and

                           (II) gives the creditor to whom the Indebtedness is owed the right to accelerate the Indebtedness and

                  (y)      (I)      the Indebtedness has matured,

                           (II) the creditor to whom the Indebtedness is due and payable has accelerated the maturity of the Indebtedness or

                           (III) the creditor to whom the Indebtedness is owed has instituted foreclosure or other comparable proceedings with respect to such Ownership Interests;

                  SECTION 16.01(h) Any event under any Loan Document which (i) is defined to be an "Event of Default," (ii) constitutes a default (but only after the expiration of any applicable notice and cure period) or
         (iii) permits the Lender to accelerate the indebtedness evidenced by a Note;

                  SECTION 16.01(i) The failure of any TC Party to perform or observe any term, covenant, condition or agreement under this Agreement, or any other Loan Document, other than as set forth in paragraphs (a) through (i) above, if the failure continues for a period of 30 days after receipt by the TC Party of a written notice from the Lender identifying the failure; provided, however, that if, in the Lender's judgment:

                           (1) the cure of the failure requires a period in excess of 30 days,

                           (2) the failure will not result in a material adverse effect on:

                                    (i)     the financial condition of any TC
                                            Party,

                                    (ii)    the validity, priority, perfection,
                                            or enforceability of this Agreement
                                            or any other Loan Document, or

                                    (iii)   the rights and remedies of the
                                            Lender under any Loan Document, or
                                            the value of, or the Lender's
                                            ability to have recourse against,
                                            any Collateral,

                           (3) the failure is capable of being cured within a period not in excess of 60 days and

                           (4) corrective action is instituted by any Owner within the 30-day period and is pursued diligently and in good faith,

         then the failure shall not constitute an Event of Default unless the failure is not cured by the Owners within 60 days after receipt by the TC Party of a written notice from the Lender identifying the failure.

                                  ARTICLE XVII

                                    REMEDIES

         SECTION 17.01.   Remedies; Waivers.
                          -----------------

                  SECTION 17.01(a) Upon the occurrence of an Event of Default, the Lender shall have the right to pursue any remedies available to it under any of the Loan Documents.

                  SECTION 17.01(b) Upon the occurrence of an Event of Default, the Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.

                  SECTION 17.01(c) The Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by the Lender and delivered to the Borrowers. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                  SECTION 17.01(d) If any TC Party fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then the Lender at the Lender's option may make such appearances, disburse such sums and take such action as the Lender deems necessary, in its sole discretion, to protect the Lender's interest, including (i) disbursement of attorney's fees, (ii) entry upon the Mortgaged Property to make repairs and Replacements, (iii) procurement of satisfactory insurance as provided in paragraph 5 of the Security Instrument encumbering the Mortgaged Property, and (iv) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of the Owner and the curing of any default of the Owner in the terms and conditions of the ground lease. Any amounts disbursed by the Lender pursuant to this paragraph (d), with interest thereon, shall become additional indebtedness of the Borrowers secured by the Loan Documents. Unless the Borrowers and the Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the Blended Rate from time to time unless collection from the Borrowers of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrowers under applicable law. Nothing contained in this paragraph (d) shall require the Lender to incur any expense or take any action hereunder.

         SECTION 17.02. No Remedy Exclusive. Unless otherwise expressly
                        -------------------
provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.

         SECTION 17.03. No Waiver. No delay or omission to exercise any right or
                        ---------
power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

         SECTION 17.04. No Notice. In order to entitle the Lender to exercise
                        ---------
any remedy reserved to the Lender in this Article, it shall not be necessary to give any notice, other than such notice as may be required by applicable law (except to the extent such notice may be waived by the TC Parties) or under the applicable provisions of this Agreement or any of the other Loan Documents. The TC Parties hereby waive any notices which are required by law, to the fullest extent such waiver is permitted by applicable law.

         SECTION 17.05    Application of Payments. Except as otherwise
                          -----------------------
expressly provided in the Loan Documents, and unless applicable law provides otherwise, all payments received by the Lender from any of the TC Parties under the Loan Documents shall be applied by the Lender against any amounts then due and payable under the Loan Documents by any of the TC Parties, in any order of priority that the Lender may determine.

                              ARTICLE XVIII

                          RIGHTS OF FANNIE MAE

         SECTION 18.01. Special Pool Purchase Contract. The TC Parties
                        ------------------------------
acknowledge that Fannie Mae has entered into an agreement with the Lender (the "Special Pool Purchase Contract"), pursuant to which, inter alia, (i) the Lender
 ------------------------------                       ----- ----
assigned all of its rights under this Agreement to Fannie Mae, (ii) Fannie Mae accepted the assignment of the rights, (iii) subject to the terms, limitations and conditions set forth in the Special Pool Purchase Contract, Fannie Mae shall agree to purchase each Advance issued under this Agreement by issuing to the Lender a Fannie Mae MBS, in the amount and for a term equal to the Advance purchased and backed by an interest in the Base Facility Notes or the Revolving Facility Note, as the case may be, and the Collateral Pool securing the Notes and the Guaranties, (iv) the Lender shall agree to assign to Fannie Mae all of the Lender's interest in the Notes and Collateral Pool securing the Notes and the Guaranties, and (v) the Lender shall agree to service the loans evidenced by the Notes.

         SECTION 18.02. Assignment of Rights. The TC Parties acknowledge and
                        --------------------
consent to the assignment to Fannie Mae of all of the rights of the Lender under this Agreement and all other Loan Documents, including the right and power to make all decisions on the part of the Lender to be made under this Agreement and the other Loan Documents, but Fannie Mae, by virtue of this assignment, shall not be obligated to perform the obligations of the Lender under this Agreement or the other Loan Documents. The Lender, however, shall remain fully liable for all of its obligations under this Agreement, notwithstanding the assignment of its rights described under this Section.

         SECTION 18.03. Release of Collateral. The TC Parties hereby acknowledge
                        ---------------------
that, after the assignment of Loan Documents contemplated in Section 18.02, the Lender shall not have the right or power to effect a release of any Collateral pursuant to Articles VII or X. The TC Parties acknowledge that the Security Instruments provide for the release of the Collateral under Articles VII and X. Accordingly, the TC Parties shall not look to the Lender for performance of any obligations set forth in Articles VII and X, but shall look solely to the party secured by the Collateral to be released for such performance. The Lender represents and warrants to the TC Parties that the party secured by the Collateral shall be subject to the release provisions contained in Articles VII and X by virtue of the release provisions in each Security Instrument.

         SECTION 18.04. Replacement of Lender. At the request of Fannie Mae, the
                        ---------------------
TC Parties and the Lender shall agree to the assumption by another lender designated by Fannie Mae, of all of the obligations of the Lender under this Agreement and the other Loan Documents (and assignment of concomitant rights), and/or any related servicing obligations, and, at Fannie Mae's option, the concurrent release of the Lender from its obligations under this Agreement and the other Loan Documents and/or any related servicing obligations, and shall execute all releases, modifications and other documents which Fannie Mae determines are necessary or desirable to effect such assumption.

         SECTION 18.05. Fannie Mae and Lender Fees and Expenses. The TC Parties
                        ---------------------------------------
agree that any provision providing for the payment by any one or more of the TC Parties of fees, costs or expenses incurred or charged by the Lender pursuant to this Agreement shall be deemed to provide for the payment by such TC Party or Parties of all fees, costs and expenses incurred or charged by the Lender or Fannie Mae in connection with the matter for which fees, costs or expenses are payable.

         SECTION 18.06. Third-Party Beneficiary. The TC Parties hereby
                        -----------------------
acknowledge and agree that Fannie Mae is a third party beneficiary of all of the representations, warranties and covenants made by any TC Parties to, and all rights under this Agreement conferred upon, the Lender, and, by virtue of its status as third-party beneficiary and/or assignee of the Lender's rights under this Agreement, Fannie Mae shall have the right to enforce all of the provisions of this Agreement against the TC Parties.

                                   ARTICLE XIX

                         INSURANCE AND REAL ESTATE TAXES

         SECTION 19.01.   Insurance Escrow Fund.
                          ---------------------

         Except during the continuance of an Event of Default, no fund for Insurance Premiums (a "Insurance Escrow Fund") shall be required to be
                       ---------------------
established with the Lender under the Loan Documents, provided that, in the event the insurance deductible(s) of, or required in, any Insurance Policy exceeds $100,000 (but after giving effect to any supplemental policy that covers all or any portion of such deductible otherwise in excess of $100,000), the Lender reserves the right to require the Owners to establish with the Lender, as additional security for the Notes, an Insurance Escrow Fund equal to the aggregate amount of the insurance deductible(s) on the Insurance Policy, as reasonably determined by the Lender. If the Lender shall require an Insurance Escrow Fund, it shall establish the Insurance Escrow Fund in a deposit account with a financial institution selected by the Owners and approved by the Lender, which approval shall not be unreasonably withheld, conditioned or delayed, and the amounts in the Insurance Escrow Fund shall be invested by the Lender in Permitted Investments selected by the Lender. All earnings on such Permitted Investments shall be added to, and become a part of, the Insurance Escrow Fund.

         SECTION 19.02.    Taxes.
                           -----

                  SECTION 19.02(a)  Escrow. A fund (the "Tax Escrow Fund")for
                                    ------               ---------------
         the aggregate amount of yearly water and sewer rates and taxes and assessments ("Real Estate Taxes") which may be levied on the Mortgaged
                       -----------------
         Properties shall be required to be established with the Lender pursuant to this Article XIX. The Lender shall establish the Tax Escrow Fund in a deposit account with a financial institution selected by the Owners and approved by the Lender, which approval shall not be unreasonably withheld, conditioned or delayed, and the amounts in the Tax Escrow Fund shall be invested by the Lender in Permitted Investments selected by the Lender. All earnings on such Permitted Investments shall be added to, and become a part of, the Tax Escrow Fund.

                  SECTION 19.02(b)  Delivery of Letter of Credit. Provided that
                                    ----------------------------
         no Event of Default has occurred and is then continuing, at any time during the Term of this Agreement during which the Tax Escrow Fund is held by the Lender, the Owners may, upon notice to the Lender, elect to substitute for the Tax Escrow Fund a Letter of Credit (as defined below) in accordance with this subsection, in which event the Lender shall return the Tax Escrow Fund to the Owners within 30 days after the Owners deliver the Letter of Credit to the Lender. Provided that no Event of Default has occurred and is then continuing, at any time during the Term of this Agreement during which a Letter of Credit for Real Estate Taxes is held by the Lender, the Owners may, upon notice to the Lender, elect to substitute for the Letter of Credit the Tax Escrow Fund, in which event the Owners shall deliver to the Lender, in cash, the amount of the Tax Escrow Fund which would have been required at the time of the substitution if the Owners had not elected to furnish the Letter of Credit and the Lender shall return the Letter of Credit to the Owners within 30 days after its receipt of the cash for the Tax Escrow Fund. Any Letter of Credit delivered to the Lender in accordance with this subsection shall be a clean, irrevocable Letter of Credit, naming the Lender as beneficiary, in an amount equal to the maximum aggregate amount which, at any point in time during the 12 month period immediately succeeding the date on which the Letter of Credit is delivered, would have been required to have been on deposit in the Tax Escrow Fund (the "Maximum Escrow Amount") if one had been maintained,
                           ---------------------
         as such amount is determined by the Lender. The Letter of Credit must be issued by an issuer (the "Issuer") that meets the Lender's
                                      ------
         requirements for ratings of issuers of acceptable Letters of Credit as set forth in the DUS Guide, must comply with all other requirements for letters of credit contained in the DUS Guide and must be a so-called "evergreen" letter of credit which does not expire unless the Issuer gives the Lender at least 30 days' advance written notice of the expiration. (The term "Letter of Credit" shall mean the letter of
                                ----------------
         credit delivered to the Lender pursuant to this paragraph (b) in connection with the Lender's making the loans evidenced by the Notes to the Owners, any replacement letter of credit, and any amendment or renewal of the letter of credit or the replacement letter of credit.) If the Owners at any time provide a confirming letter of credit, a replacement confirming letter of credit or an amendment or renewal of the confirming letter of credit or the replacement confirming letter of credit, then the term "Letter of Credit" shall also mean the confirming letter of credit as so amended, renewed or replaced.)

                  SECTION 19.02(c)  Letter of Credit as Additional Collateral.
                                    -----------------------------------------
         The TC Parties agree that the Letter of Credit provides collateral for the Notes in addition to the lien of the Security Instruments on the Mortgaged Properties and, during the continuance of any Event of Default, the Lender shall be entitled to take any action permitted under this Agreement, in addition to pursuing any other remedy the Lender may have with respect to any other Collateral or secured property, including the Mortgaged Properties.

                  SECTION 19.02(d) Conditions for Providing and Holding Letter
                                   -------------------------------------------
         of Credit.
         ---------
                  SECTION 19.02(d)(1)     Period During Which the Owners Must
                                          -----------------------------------
         Provide Letter of Credit. Until the earliest of (i) payment in full of
         ------------------------
         all sums secured by the Security Instruments and release by the Lender of the liens of the Security Instruments, or (ii) the date that the Lender fully draws on the Letter of Credit as permitted by this Agreement, the Owners shall renew, amend or replace the Letter of Credit in accordance with the terms of this Agreement, to ensure that the Letter of Credit remains in effect and does not expire.

                  SECTION 19.02(d)(2)     Return of the Letter of Credit or the
                                          -------------------------------------
         Proceeds Thereof. The Lender shall return the Letter of Credit, or the
         ----------------
         proceeds of any draws on such Letter of Credit (less all amounts which have been applied by the Lender pursuant to the terms of this Article
         XIX) to the Owners 10 days after the date on which the Lender releases the lien of the Security Instruments following payment in full of all amounts secured by the Security Instruments.

                  SECTION 19.02(d)(3)     Application for Prepayment. If the
                                          --------------------------
         proceeds of the Letter of Credit are applied to payment of a portion of the principal amount of the Notes, a prepayment premium attributable to such prepaid principal amount shall be due to the Lender and to the extent, if any, as provided in the Notes.

                  SECTION 19.02(d)(4)     Adjustment of the Letter of Credit.
                                          ----------------------------------
         The Owners shall deliver to the Lender copies of the bills and notices of assessments for Real Estate Taxes for the Mortgaged Properties. Promptly upon the Owners' receipt of each yearly bill of Real Estate Taxes, the Owners shall deliver to the Lender an amendment or replacement of the Letter of Credit. In addition, not more than two times each calendar year, the Owners shall, promptly after receipt of notice from the Lender, deliver to the Lender an amendment or replacement of the Letter of Credit in the Maximum Escrow Amount for the then-current calendar year, as such yearly amount is reasonably estimated by Lender on the basis of assessments and bills and reasonable estimates thereof.

                  SECTION 19.02(e)  Renewal or Replacement of Letter of Credit.
                                    ------------------------------------------

                           SECTION 19.02(e)(1) Renewal or Replacement. At least
                                               ----------------------
                  30 days prior to the expiration date of the Letter of Credit, the Owners shall either (i) cause the Letter of Credit to be amended to extend its expiration date, or (ii) furnish a replacement Letter of Credit. In either case, the amended Letter of Credit or the replacement Letter of Credit must (A) be in compliance with the requirements for letters of credit under the DUS Guide, and be from an Issuer which meets the Lender's requirements for ratings of issuers of acceptable letters of credit as set forth in the DUS Guide, (B) have a term not less than one (1) year (unless a shorter term is approved in writing by the Lender), and (C) be in the amount of the outstanding Letter of Credit, amended to the extent required pursuant to paragraph (d)(4) above. The foregoing shall not affect the requirement that, notwithstanding the expiration date of the Letter of Credit, it will not expire until the Issuer has given the Lender at least 30 days' advance written notice.

                           SECTION 19.02(e)(2) Review of Rating of Issuer;
                                               ---------------------------
                  Replacement of Letter of Credit. From time to time, the Lender
                  -------------------------------
                  shall review the rating of the Issuer of the then outstanding Letter of Credit. If the Lender notifies the Owners that at the time of any such review the issuing bank does not meet the Lender's requirements for ratings of issuers of acceptable letters of credit as set forth in the DUS Guide, the Owners shall replace the outstanding Letter of Credit with a Letter of Credit that complies with all of the requirements set forth in the DUS Guide, no later than 30 days after the Lender's notice to the Owners, unless the outstanding Letter of Credit would expire prior to such 30-day period, in which case the Owners shall provide the replacement Letter of Credit no later than five business days prior to the expiration date of the outstanding Letter of Credit.

                           SECTION 19.02(e)(3) Draw on Letter of Credit. If the
                                               ------------------------
                  Owners do not provide an amendment to, or replacement of, the Letter of Credit when required pursuant to paragraph (1) or
                  (2) above, as the case may be, which amended or replacement Letter of Credit satisfies all of the requirements of paragraphs (1) and (2) above, the Lender shall draw the full amount of the Letter of Credit and hold and apply the proceeds as permitted hereunder and, in such event, no Event of Default shall be deemed to exist by virtue of the Borrowers' failure to comply with said paragraphs (1) and (2).

                  SECTION 19.02(f)  Default Under the Loan Documents.
                                    --------------------------------

                           SECTION 19.02(f)(1) Remedies. During the continuance
                                               --------
                  of an Event of Default, the Lender shall be entitled, in its sole discretion, to:

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

                                    (i)     Draw on the Letter of Credit and
                           hold the proceeds of the Letter of Credit and hold it as additional cash Collateral;

                                    (ii)    Draw on the Letter of Credit and
                           apply all or any portion of the proceeds of the Letter of Credit to payment of the unpaid principal amount of the Notes and the prepayment premium (calculated as provided in the Notes) on the principal amount prepaid; provided, however, that such application of proceeds shall not cure or be deemed to cure any default;

                                    (iii)   Draw on the Letter of Credit and
                           apply all or any portion of the proceeds of the Letter of Credit to reimburse the Lender for any losses or expenses (including legal fees) suffered or incurred by the Lender as a result of such default; and/or

                                    (iv)    Exercise all rights and remedies
                           available to the Lender at law or in equity or under any of the Loan Documents (including this Section).

                           SECTION 19.02(f)(2) No Obligation to Apply Proceeds;
                                               -------------------------------
                  No Cure. Nothing in this Section shall obligate the Lender to
                  -------
                  apply all or any portion of the proceeds of the Letter of Credit to cure any default under the Loan Documents or to reduce the indebtedness evidenced by the Notes. No application of proceeds of the Letter of Credit by the Lender shall be deemed to cure any default.

         SECTION 19.02(g) Proceeds of the Letter of Credit.
                          --------------------------------

                  SECTION 19.02(g)(1)       Providing Replacement Letter of
                                            -------------------------------
         Credit after a Draw. Provided that the Owners are not otherwise in
         -------------------
         default under any of the Loan Documents (including the Security Instruments), after the Lender has drawn on the Letter of Credit, but prior to application of proceeds, the Lender may, but is not obligated to, permit the Owners to provide a replacement Letter of Credit that complies with all the requirements set forth in the DUS Guide, in which case the Lender shall return the proceeds of the draw to the Owners, less the Lender's costs and expenses (including attorneys' fees and expenses and allocable costs for time spent by officers, employees, contractors and agents of the Lender).

                  SECTION 19.02(g)(2)       Proceeds Held in Tax Escrow Fund
                                            --------------------------------
         Account.  If the Lender draws on the Letter of Credit and holds the
         -------
         proceeds under the Security Instruments, such funds shall be held by the Lender in the Tax Escrow Fund account.

                  SECTION 19.02(g)(3)       No Obligation to Draw or to Apply
                                            ---------------------------------
         Proceeds. The Lender shall not be obligated to draw on the Letter of
         --------
         Credit upon any default under any of the Loan Documents or apply the proceeds of any draw on the Letter of Credit to cure a default under the Loan Documents. The Lender may hold the Letter of Credit or the proceeds of any Letter of Credit until the date for return as determined pursuant to paragraph (d)(2), or apply all or any portion of the proceeds as permitted by this Agreement or any of the Loan Documents and hold any remaining proceeds until the date for return determined under paragraph (d)(2).

         SECTION 19.03  Funds for Taxes, Insurance and Other Charges.
                        --------------------------------------------

In the event an Insurance Escrow Fund or a Tax Escrow Fund is required under the terms of this Article XIX, the following provisions shall apply:

                  SECTION 19.03(a) Deposits. Subject to applicable law, the
                                   --------
         Owners shall pay to the Lender on the first day of each calendar month (or on another day designated in writing by the Lender), until the Insurance Escrow Fund and Tax Escrow Fund are no longer required under the Loan Documents, a sum (herein "Funds") equal to one-twelfth of (1)
                                            -----
         if a Tax Escrow Fund is required, the Real Estate Taxes which may be levied on the Mortgaged Properties and (2) if an Insurance Escrow Fund is required, the Insurance Premiums or insurance deductibles (either, an "Insurance Payment"), whichever is required by the Loan Documents.
             -----------------
         The Lender may require the Owners to pay to the Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with the Owners or the Mortgaged Properties to the extent such taxes, charges, premiums, assessments or impositions constitute an encumbrance on a Mortgaged Property with priority over the Security Instruments on the Mortgaged Property (herein "Other
                                                                     -----
         Impositions"). Unless otherwise provided by applicable law, the Lender
         -----------
         may require Funds for Other Impositions to be paid by the Owners in a lump sum or in periodic installments, at the Lender's option.

                  SECTION 19.03(b) Application of Funds. The Lender shall apply
                                   --------------------
         the Funds to pay the Real Estate Taxes, Insurance Premiums or Other Impositions, as the case may be, so long as no Event of Default has occurred. The Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless the Lender pays the Owners interest, earnings or profits on the Funds and applicable law permits the Lender to make such a charge. The Lender shall give to the Owners, without charge, an annual accounting of the Funds in the Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by the Security Instruments.

                  SECTION 19.03(c) Adjustment of Amount of Funds. If the amount
                                   -----------------------------
         of the Funds held in the Tax Escrow Fund and the Insurance Escrow Fund at the time of the annual accounting thereof shall exceed the amount deemed necessary by the Lender to provide for the payment of any Insurance Premiums (if an Insurance Escrow Fund is required), Real Estate Taxes (if a Tax Escrow Fund is required) and Other Impositions (if either an Insurance Escrow Fund or a Tax Escrow Fund is required), as they fall due, such excess shall be credited to the Owners on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held in the Tax Escrow Fund and the Insurance Escrow Fund shall be less than the amount deemed necessary by the Lender to pay such Insurance

         Premiums (if an Insurance Escrow Fund is required), Real Estate Taxes (if a Tax Escrow Fund is required) and Other Impositions (if either an Insurance Escrow Fund or a Tax Escrow Fund is required) , as they fall due, the Owners shall pay to the Lender any amount necessary to make up the deficiency within 30 days after notice from the Lender to the Owners requesting payment thereof.

                  SECTION 19.03(d) Return of Funds. Upon payment in full of all
                                   ---------------
         sums secured by the Loan Documents, the Lender shall promptly refund to the Owners any Funds held by the Lender.

                                   ARTICLE XX

                               INTEREST RATE CAPS

         SECTION 20.01. Cap Requirement. In connection with the issuance of the
                        ---------------
first Revolving Facility Advance in the principal amount of $75,000,000, the Property Company obtained a Cap (the "Initial Cap"). The Initial Cap expires on
                                      -----------
October 1, 2002 (the "Initial Cap Expiration Date"). Effective not later than
                      ---------------------------
Initial Cap Expiration Date, the Property Company shall obtain a new Cap (the "Replacement Cap") for a period commencing on or before the Initial Cap
 ---------------
Expiration Date and ending not earlier than April 1, 2007 (the "Replacement Cap
                                                                ---------------
Expiration Date"). In connection with the execution of this Agreement, the
---------------
Property Company shall obtain a Cap (the "New Cap"). The New Cap shall be for a
                                          -------
period commencing no later than the date of the first Advance after the date hereof and ending not earlier than April 1, 2007 (the "New Cap Expiration
                                                       ------------------
Date"). Effective not later than the Replacement Cap Expiration Date and the New
----
Cap Expiration Date, the Property Company shall obtain new Cap or Caps (each, a "Final Cap") for a period commencing on the Replacement Cap Expiration Date and
 ---------
the New Cap Expiration Date, as applicable, and ending on the Credit Facility Termination Date.

         SECTION 20.02.  Terms and Conditions.  Each Cap shall:
                         --------------------

         (a)      be obtained on terms and conditions approved by the Lender;

         (b) be evidenced and governed by Cap Documents in form and substance acceptable to the Lender;

         (c)      be with a Counterparty acceptable to the Lender;

         (d) provide for a notional principal amount equal at all times to the Revolving Facility Credit Commitment;

         (e) provide for a notional interest rate equal to the Three Month Libor Rate in effect from time to time;

         (f) require the Counterparty to make interest payments on the notional principal amount at a rate equal to the amount by which the notional interest rate payable under the terms of the Cap Documents exceeds the applicable Underwriting Rate; and

         (g) require the Counterparty to make such interest payments to an account pledged to the Lender pursuant to the Cap Security Agreement.

If the Revolving Facility Credit Commitment increases in accordance with the terms of Article VIII, the Property Company shall obtain, and maintain at all times during the Term of this Agreement, an additional Cap, meeting all of the requirements of this Article, with a notional principal amount equal to the amount of the increase. If the Revolving Facility Credit Commitment decreases in accordance with the provisions of Articles V, IX or X, the Property Company may amend one or more Caps to provide for a decrease in the notional amount to an amount equal to the Revolving Facility Credit Commitment, provided that the Lender gives its prior written approval to the documents reflecting the amendment. The Property Company shall obtain and maintain each Cap or additional Cap under this Agreement at its sole cost and expense.

         SECTION 20.03.  Escrow Provisions.
                         -----------------

         SECTION 20.03(a)  Monthly Cap Escrow Payment. Until the Property
                           --------------------------
Company obtains the Replacement Cap, the Property Company shall, on each date that a payment of interest is due under the Base Facility Notes, deposit with the Lender the Monthly Cap Escrow Payment. The "Monthly Cap Escrow Payment"
                                                --------------------------
means, with respect to each Cap Year, an amount equal to the quotient obtained by dividing --

                  (1)      the excess of --

                           (i) 125% of the cost, as estimated by the Lender, to obtain the Final Cap, over

                           (ii) the amount in the Cap Escrow Fund on the date immediately preceding the commencement of the Cap Year; by

                  (2)      the number of full months then remaining in the

         Initial Cap Period, as of the date immediately preceding the commencement of such Cap Year.

At least 10 days before the commencement of each Cap Year, the Lender shall give the Property Company notice of the estimate under Section 20.03(a)(1)(i) and the amount of the Monthly Cap Escrow Payments for such Cap Year.

         SECTION 20.03(b)  Escrows for Final Cap. Until the Property Company
                           ---------------------
obtains each required Final Cap, the Property Company shall, not later than the date one year prior to the Replacement Cap Expiration Date or New Cap Expiration Date, as applicable, deposit with the

Lender an amount equal to 125% of the cost, as estimated by the Lender, to obtain each required Final Cap (the "Final Cap Escrow Payment").
                                     ------------------------

         SECTION 20.03(c)  Cap Escrow Fund. The Lender shall establish an escrow
                           ---------------
fund (the "Cap Escrow Fund") and shall deposit each Monthly Cap Escrow Payment
           ---------------
and the Final Cap Escrow Payment into the Cap Escrow Fund. The Cap Escrow Fund shall be placed in a deposit account with a financial institution selected by the Property Company and reasonably satisfactory to the Lender and shall be invested by the Lender in Permitted Investments selected by the Lender. All earnings on such Permitted Investments shall be added to, and become a part of, the Cap Escrow Fund. The Property Company hereby pledges and assigns to the Lender, and grants a lien and security interest in, and right of setoff against, any right, title and interest it may have in and to the Cap Escrow Fund. At the Lender's request, the Property Company shall cause the financial institution holding the Cap Escrow Fund to execute and deliver a Restricted Account Letter in form and substance similar to that signed with respect to the pledged account maintained under the Cap Security Agreement. In lieu of the Cap Escrow Fund, the Property Company may deliver to the Lender an irrevocable Letter of Credit meeting all of the terms set forth in Section 19.02(b)-(f), except that the amount of the Letter of Credit during each Cap Year shall at all times be equal to the amount which would otherwise have been required to be in the Cap Escrow Fund at the end of such Cap Year, and the Property Company shall deliver a new Letter of Credit (or an amendment to the existing Letter of Credit) on or before the first day of each Cap Year, amending the amount of the Letter of Credit. Provided no Event of Default or Potential Event of Default has then occurred and is continuing, the Letter of Credit or Cap Escrow Fund shall be returned to the Property Company within 30 days after the date on which the Property Company obtains the Final Cap and delivers the Final Cap to the Lender or its designee.

                                   ARTICLE XXI

                             NONRECOURSE OBLIGATIONS

         SECTION 21.01.    Non-Recourse Liability. Subject to the provisions of
                           ----------------------
Section 21.02 and notwithstanding any other provision in the Notes, the Security Instruments or any other Loan Documents (including provisions which are not by their terms expressly subject to the provisions of this Section 21.01), the personal liability (i) of the Borrowers (or any partners thereof) to pay the principal of and interest on the Notes, and for each to pay and perform all of their other Obligations and for a breach of any of their representations or warranties under the Loan Documents, (ii) of the Guarantors (or any partners thereof) to pay any amounts due under the Guaranties, and (iii) of each of the TC Parties to pay and perform its respective Obligations and for a breach of any of its representations or warranties under the Loan Documents, shall be limited to (a) the real and personal property described as "Property" in any Security Instrument granted by any Owner, (b) the personal property described in and pledged under any other Loan Document executed by any TC Party (including all deposit accounts pledged under the Cap Security Agreement, the Replacement Reserve Agreement and this Agreement)(the "Pledged Property" and (c) the rents,
                                           ----------------
profits, issues, products and income of the Mortgaged Property of the Owners received or collected by or on behalf of the Owners (the "Rents and Profits") to
                                                          -----------------
the extent such receipts are necessary, first, to pay the Operating Expenses of the Owners' Mortgaged Properties then due and payable as of the time of receipt of such

Rents and Profits, and then, to pay principal and interest due under the applicable Notes, any other sums due under the Security Instruments, this Agreement or any other Loan Documents and any other Obligations then due and owing to the Lender, except to the extent that such Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.

Except as provided in Section 21.02, the Lender shall not seek (a) any judgment for a deficiency against any TC Party or any heirs, legal representatives, successors or assigns of any TC Party, in any action to enforce any right or remedy under the applicable Notes or Security Instruments, this Agreement or any of the other Loan Documents, or (b) any judgment on any of the applicable Notes or the Obligations of any TC Party under the Loan Documents except as may be necessary in any action brought under any of the Security Instruments to enforce the Lien against the Mortgaged Property encumbered thereby or to exercise any other remedies to realize against any of the Collateral under any other Loan Documents.

         SECTION 21.02.    Special Provisions. If, without obtaining the
                           ------------------
Lender's prior written consent (a) a Recourse Transfer shall occur (other than a Recourse Transfer to an Institutional Lender, or to the purchaser at a secured party sale or foreclosure sale, in connection with a foreclosure or other disposition of a Lien, the granting of which is permitted under Sections 13.04(a)(2), 13.06(a)(2) or 13.06(f)(4)) or (b) any Owner shall encumber any
Mortgaged Property with a Recourse Lien, then an Event of Default hereunder and under the other Loan Documents shall be deemed to have occurred, and if any such event shall continue for thirty (30) days after notice from the Lender, then, from and after the date that is thirty (30) days after such notice, (1) Section
21.01 shall not apply and (2) the TC Parties shall be personally liable on a joint and several basis for full recourse liability under this Agreement and the other Loan Documents.

For purposes of this Agreement, the term "Recourse Lien" means the grant or
                                          -------------
other creation by an Owner of a Lien attaching to the land and buildings comprising all or a material portion of a Mortgaged Property and which (i) is otherwise prohibited pursuant to the provisions of this Agreement or the other Loan Documents and (ii) is effected by such Owner by a writing or other affirmative act taken by the Owner.

For purposes of this Agreement, the term "Recourse Transfer" means a sale,
                                          -----------------
assignment, transfer or other disposition (other than the granting of a Lien) of title to, or beneficial ownership of:

         (1)      a Mortgaged Property by an Owner, or

         (2)      an Ownership Interest in:

                  (A) the Operating Partnership by the REIT or by TC-Oriole,

                  (B)      the REIT Sub by the REIT,

                  (C) the Property Company by the Operating Partnership or by the REIT Sub, or

                  (D)      an Owner by the Property Company or by the REIT Sub,

and which (i) is otherwise prohibited pursuant to the provisions of this Agreement or the other Loan Documents and (ii) is effected by the transferor by a writing or other affirmative act taken by the transferor.

Notwithstanding Section 21.01, the TC Parties shall be personally liable on a joint and several basis in the amount of the Lender's actual loss, damage or cost (including attorneys' fees and expenses) resulting from (a) fraud or intentional misrepresentation by any TC Party, or any agent or employee of any TC Party, in connection with obtaining the Advances evidenced by the Notes, or in complying with any Obligations of a TC Party, (b) insurance proceeds, condemnation awards or security deposits from tenants received by or on behalf of an Owner in respect of its Mortgaged Property and not applied in accordance with the provisions of the Security Instrument covering the Mortgaged Property (except to the extent that the Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (c) all Rents and Profits (except to the extent that the Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied (1) to the payment of the Operating Expenses of the applicable Mortgaged Property then due and payable, and (2) to the payment of principal and interest due under the applicable Notes, any other sums due under the applicable Security Instrument or any other Loan Document and any other Obligations then due and owing to the Lender, or (d) any Owner's failure following an Event of Default to deliver to the Lender on demand all Rents and Profits, and security deposits (except to the extent that the Owner did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct disbursement of such sums).

No provision of this Section 21.02 shall (a) affect any guaranty or similar agreement executed in connection with any Advance evidenced by a Note or otherwise in connection with the Obligations of the TC Parties under the Loan Documents, (b) release or reduce the Obligations, including the debt evidenced by any Note, (c) impair the right of the Lender to enforce the provisions of paragraph 6B of any Security Instrument, (d) impair the lien of any Security Instrument or (e) impair the right of the Lender to enforce the provisions of any Loan Document or any other agreement defined as an "Ancillary Collateral Agreement" in any Security Instrument.

No Transfer by any TC Party of its Ownership Interests in any other TC Party shall release the TC Party from liability under this Article, this Agreement or any other Loan Document, unless the Lender shall have approved the Transfer and shall have expressly released the TC Party in connection with the Transfer.

Notwithstanding anything to the contrary in this Section 21.02 or the other provisions of the Loan Documents, except as may be permitted as a matter of law, no Person other than a TC Party shall be liable in any respect for the payment of any amounts or the performance of any obligations under the Loan Documents; provided, however, that, whether or not permitted as a matter of law, no limited partner of the Operating Partnership and no holder of beneficial interests in the REIT shall be liable in any respect for the payment of any amounts or the performance of any obligations under the Loan Documents, but the foregoing limitation on the liability of such limited partner or holder shall not preclude the Lender from holding such parties liable (A) to the extent of fraud or other tortious conduct committed by such limited partner or holder personally, and (B) to the extent of distributions or other amounts received by such limited partner or holder which, as a matter of federal or applicable state law, constitute a fraudulent conveyance or fraudulent transfer.

                                  ARTICLE XXII

                            MISCELLANEOUS PROVISIONS

         SECTION 22.01. Counterparts. To facilitate execution, this Agreement
                        ------------
may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

         SECTION 22.02. Amendments, Changes and Modifications. This Agreement
                        -------------------------------------
may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

         SECTION 22.03. Payment of Costs, Fees and Expenses.
                        -----------------------------------

                  (a) The Borrowers shall pay on demand all costs, expenses and fees of the Lender pursuant to this Agreement and any of the Loan Documents, including the fees and expenses of counsel to the Lender with respect to defending or participating in any litigation arising from the administration or enforcement of this Agreement or any of the Loan Documents. Any such fees and expenses of counsel incurred in enforcing a judgment under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such counsels' fees and expenses obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

                  (b) The Borrowers shall pay on demand all expenses incurred by the Lender in connection with the preparation and review of this Agreement, the REIT's Registration Statement, or similar disclosure documents, including fees payable to any rating agencies, any tax or governmental charge imposed in connection with the issuance of the Notes and the fees and expenses of the Lender's counsel and accountants. The foregoing shall also include fees and expenses relating to any (i) amendments, consents or waivers to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into) or (ii) requests to evaluate any substitute or additional Collateral or the release of any Collateral.

                  (c) This Section 22.03 shall not apply to the costs of due diligence fees (including legal fees relating to due diligence) and the closing of this Agreement and the Initial Advance, and the due diligence fees with respect to the addition of an Additional Mortgaged Property to the Collateral Pool, the fees for which are set forth in Sections 14.04(a) and (b), respectively.

         SECTION 22.04. Payment Procedure. All payments to be made to the Lender
                        -----------------
pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by the Lender before 1:00 p.m. (Washington, D.C. time) on the date when due.

         SECTION 22.05. Payments on Business Days. In any case in which the date
                        -------------------------
of payment to the Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

         SECTION 22.06 Choice of Law; Consent to Jurisdiction; Waiver of Jury
                       ------------------------------------------------------
Trial. NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY INSTRUMENTS OR ANY OF
-----
THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF EACH BORROWER UNDER THE NOTES, AND EACH TC PARTY UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED. THE TC PARTIES AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY INSTRUMENTS OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN MARYLAND. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN MARYLAND SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY INSTRUMENTS OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. EACH TC PARTY

IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY INSTRUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST THE TC PARTIES, AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF MARYLAND SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE TC PARTIES AND THE LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY THE TC PARTIES TO PERSONAL JURISDICTION WITHIN MARYLAND. EACH TC PARTY (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, EACH TC PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO EACH TC PARTY THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY THE TC PARTIES UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY THE TC PARTIES[] FREE WILL.

         SECTION 22.07. Severability. In the event any provision of this
                        ------------
Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 22.08. Notices.
                        -------

                  SECTION 22.08(a)  Manner of Giving Notice. Each notice,
                                    -----------------------
         direction, certificate or other communication hereunder (hereafter in this Section referred to collectively as "notices" and referred to singly as a "notice") which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if

                           (1) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered),

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

                           (2) sent by Federal Express (or other similar overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier),

                           (3)      sent by United States registered or
                  certified mail, return receipt requested, postage prepaid, at a post office regularly maintained by the United States Postal Service (any notice so sent shall be deemed to have been received on the Business Day it is delivered), or

                           (4) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient's telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (1),
                  (2) or (3) above within two Business Days) (any notice so (delivered shall be deemed to have been received (i) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (ii) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day), addressed to the parties at their respective Notice Addresses.

                  SECTION 22.08(b)  Change of Notice Address. Any party may, by
                                    ------------------------
         notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or telecopier or facsimile machine.

         SECTION 22.09. Further Assurances and Corrective Instruments.
                        ---------------------------------------------

                  SECTION 22.09(a)  Further Assurances. To the extent permitted
                                    ------------------
         by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Lender or the TC Parties may request and as may be required in the opinion of the Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.

                  SECTION 22.09(b)  Further Documentation. Without limiting the
                                    ---------------------
         generality of subsection (a), in the event any further documentation or information is required by the Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, the TC Parties shall provide, or cause to

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         be provided to the Lender, at their cost and expense, such documentation or information. The TC Parties shall execute and deliver to the Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is required by the Lender.

                  SECTION 22.09(c)  Compliance with Investor Requirements.
                                    -------------------------------------
         Without limiting the generality of subsection (a), the TC Parties shall use commercially reasonable efforts to comply with the requirements of the Lender in order to enable the Lender to sell the MBS backed by an Advance.

         SECTION 22.10. Term of this Agreement. This Agreement shall continue in
                        ----------------------
effect until the Credit Facility Termination Date.

         SECTION 22.11.    Assignments; Third-Party Rights. No TC Party shall
                           -------------------------------
assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of the Lender. The Lender may assign its rights and obligations under this Agreement separately or together, without the TC Parties' consent, only to Fannie Mae, but may not delegate its obligations under this Agreement unless required to do so pursuant to Section 18.04.

         SECTION 22.12. Headings. Article and Section headings used herein are
                        --------
for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 22.13. General Interpretive Principles. For purposes of this
                        -------------------------------
Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to "Articles," "Sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or
Schedule is attached is a reference to an Exhibit or Schedule to this Agreement;
(vi) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and
(vii) the word "including" means "including, but not limited to."

         SECTION 22.14. Interpretation. The parties hereto acknowledge that each
                        --------------
party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.

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

         SECTION 22.15. Standards for Decisions, Etc. If the Lender's approval
                        ----------------------------
is required for any matter hereunder, unless expressly qualified otherwise, such approval may be granted or withheld in the Lender's sole and absolute discretion. If the Lender's designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, unless expressly qualified otherwise, such designation, determination, selection, estimate, action or decision shall be made in the Lender's sole and absolute discretion.

         SECTION 22.16.    Decisions in Writing. Any approval, designation,
                           --------------------
determination, selection, action or decision of the Lender must be in writing to be effective.

         SECTION 22.17.    (Intentionally omitted.)

         SECTION 22.18 Trust Liability. The First Amended and Restated
                       ---------------
Declaration of Trust of the REIT, dated June 24, 1993, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the REIT shall be held to any personal liability, jointly or severally, for any obligation of or claim against the REIT. All persons dealing with the REIT in any way shall look only to the assets of the REIT for the payment of any sum or the performance of any obligation.

         SECTION 22.19 Contribution Agreement. On the Initial Closing Date, the
                       ----------------------
Borrowers executed a Contribution Agreement in the form attached as Exhibit LL
                                                                    ----------
to this Agreement, which Contribution Agreement shall be confirmed and amended on the date hereof.

         SECTION 22.20     Intentionally Omitted.
                           ---------------------

         SECTION 22.21     Recordation Tax Indemnity. The TC Parties agree to
                           -------------------------
indemnify and hold harmless the trustees, if any, named in the second priority indemnity Security Instruments and their successors in the trusts, and the Lender, Fannie Mae and their respective shareholders, directors, officers, agents, employees and servicers (all hereinafter collectively referred to as the "Indemnitees") of and from any and all claims, debts, demands, rights, liabilities, actions and causes of action of whatsoever kind and nature and all costs and expenses arising out of or relating thereto (including attorneys' fees and disbursements) which any Governmental Authority or other Person has or may have against the Indemnitees on account of, or because of, the failure to pay in full all recordation, documentary or similar taxes, if any, that may be due because of the establishment and implementation of the Credit Facility, the execution, delivery or recordation of the second priority indemnity Security Instruments or the execution or delivery of the Guaranties or otherwise arising out of the loan transaction and all interest, penalties and fines that may be or may become due. The Indemnitees may, at the cost of the TC Parties, defend all claims made that are or may be covered by this Section unless the TC Parties retain counsel acceptable to the Indemnitees.

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

         SECTION 22.22     Sale of Loan Documents in connection with
                           -----------------------------------------
Refinancing.  The Lender agrees that upon satisfaction in full of all of the
-----------
Obligations and the expiration of the Term of this Agreement or earlier termination of this Agreement, it shall, upon request by the Borrowers, and pursuant to documents acceptable to the Lender, transfer all of its right, title and interest in and to the Collateral and the Loan Documents, without recourse, representation or warranty, to any party designated by the Borrowers, provided that the Borrowers pay all out-of-pocket expenses incurred by the Lender in connection with the transfer, including any attorneys' fees and any applicable recordation or other taxes or charges.

              [Remainder of this page left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                       TC Parties
                       ----------

                       Owners
                       ------

                       THE TC-WEST/GREENSVIEW COMPANY, a Maryland general partnership
                       THE TC-EAST COMPANY, a Maryland general partnership
                       THE TC-HARFORD COMPANY, a Maryland general partnership THE TC-HOLLOWS COMPANY, a Maryland general partnership THE TC-MONTGOMERY COMPANY, a Maryland general partnership THE TC-NORTH COMPANY, a Maryland general partnership
                       THE TC-WOODMOOR COMPANY, a Maryland general partnership THE TC-RIDGE-VIEW COMPANY, a Maryland general partnership THE TC-SOUTH COMPANY, a Maryland general partnership
                       THE TC-GARDEN WOOD COMPANY, a Maryland general partnership
                       THE TC-HALLFIELD MANOR COMPANY, a Maryland general partnership
                       THE TC-MONTPELIER COMPANY, a Maryland general partnership THE TC-NORTHEAST COMPANY, a Maryland general partnership THE TC-LAUREL COMPANY, a Maryland general partnership
                       THE TC-ROLLING ROAD COMPANY, a Maryland general partnership
                       THE TC-VERSAILLES COMPANY, a Maryland general partnership THE TC-FOX HAVEN COMPANY, a Maryland general partnership THE TC-CHARLESMONT COMPANY, a Maryland general partnership
                       THE TC-FOX RUN COMPANY, a Maryland general partnership THE TC-STONEGATE COMPANY, a Maryland general partnership

THE TC-UNIVERSITY HEIGHTS COMPANY, a Maryland general partnership

THE TC-BARTON'S CROSSING COMPANY, a Maryland general partnership

THE TC-GLEN COMPANY, a Maryland general partnership

THE TC-McNAIR FARMS COMPANY, a Maryland general partnership

THE TC-CARLYLE STATION COMPANY, a Maryland general partnership

THE TC-ALLENTOWN COMPANY, a Maryland general partnership

THE TC-EMMAUS COMPANY, a Maryland general partnership

THE TC-HANOVER COMPANY, a Maryland general partnership

THE TC-HARRISBURG COMPANY, a Maryland general partnership

THE TC-HARRISBURG-EAST COMPANY, a Maryland general partnership

THE TC-LANCASTER WEST COMPANY, a Maryland general partnership

THE TC-LANCASTER EAST COMPANY, a Maryland general partnership

THE TC-YORK COMPANY, a Maryland general partnership

THE TC-ROLLING HILLS COMPANY, a Maryland general partnership

THE TC-CHRISTINA MILL COMPANY, a Maryland general partnership

By: The TC Property Company, a Maryland general
    partnership, in its capacity as general partner
    of, and on behalf of, each of the foregoing
    thirty-five (35) general partnerships

By: The TC Operating Limited Partnership,
    a Maryland limited partnership, General
    Partner

By: The Town and Country Trust, a
    Maryland real estate investment
    trust, General Partner

By: /s/ James Dolphin
   ----------------------------
    James Dolphin
    Senior Vice President and
    Chief Financial Officer

REIT
----

THE TOWN AND COUNTRY TRUST, a Maryland real estate investment trust

By: /s/ James Dolphin
  -----------------------------
    James Dolphin
    Senior Vice President and
    Chief Financial Officer

Operating Partnership
---------------------

THE TC OPERATING LIMITED PARTNERSHIP, a
Maryland limited partnership, General Partner

By: The Town and Country Trust, a Maryland
    real estate investment trust

    By: /s/ James Dolphin
      ----------------------------
        James Dolphin
        Senior Vice President and
        Chief Financial Officer

REIT Sub
--------

THE TOWN AND COUNTRY HOLDING CORPORATION, a
Delaware corporation

By: /s/ James Dolphin
  ----------------------------
    James Dolphin
    Senior Vice President and
    Chief Financial Officer

Property Company
----------------

THE TC PROPERTY COMPANY, a Maryland general partnership

By: The TC Operating Limited Partnership, a
    Maryland limited partnership, General
    Partner

    By: The Town and Country Trust, a
        Maryland real estate investment
        trust, General Partner

    By: /s/ James Dolphin
      ---------------------------
      James Dolphin
      Senior Vice President and

                            Chief Financial Officer

TC-Oriole
---------

THE TOWN AND COUNTRY ORIOLE
CORPORATION, a Delaware corporation

By:/s/ James Dolphin
  -------------------
Name: James Dolphin
    -----------------
Title: Senior Vice President
     -----------------------

Lender
------

PRUDENTIAL MULTIFAMILY MORTGAGE, INC.,
a Delaware corporation, successor to
WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.

By: /s/ Sharon D. Singleton
  -------------------------
Name: Sharon D. Singleton
    ----------------------
Title: Vice President
     ---------------------

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